AURORA LOAN SERVICES LLC,

as Servicer

LEHMAN BROTHERS HOLDINGS INC.,

as Seller

and

AURORA LOAN SERVICES LLC,

as Master Servicer

_____________________________

Structured Asset Securities Corporation

Mortgage Pass-Through Certificates, Series 2005-15

SERVICING AGREEMENT

Dated as of July 1, 2005

_____________________________

TABLE OF CONTENTS

                                                                                                                                                Page

ARTICLE I.

DEFINITIONS

ARTICLE II.

SELLER’S ENGAGEMENT OF SERVICER TO PERFORM SERVICING RESPONSIBILITIES

Section 2.01          Contract for Servicing; Possession of Servicing Files.                               12

Section 2.02          Books and Records.                                                                                    12

ARTICLE III.

SERVICING OF THE MORTGAGE LOANS

Section 3.01          Servicer to Service.                                                                                     13

Section 3.02          Collection of Mortgage Loan Payments.                                                    15

Section 3.03          Establishment of and Deposits to Custodial Account.                                16

Section 3.04          Permitted Withdrawals From Custodial Account.                                      17

Section 3.05          Establishment of and Deposits to Escrow Account.                                   18

Section 3.06          Permitted Withdrawals From Escrow Account.                                         19

Section 3.07          Maintenance of PMI Policy and/or LPMI Policy; Claims.                         19

Section 3.08          Fidelity Bond and Errors and Omissions Insurance.                                  21

Section 3.09          Notification of Adjustments.                                                                       21

Section 3.10          Completion and Recordation of Assignments of Mortgage.                      21

Section 3.11          Protection of Accounts.                                                                               21

Section 3.12          Payment of Taxes, Insurance and Other Charges.                                      22

Section 3.13          Maintenance of Hazard Insurance.                                                             22

Section 3.14          Maintenance of Mortgage Blanket Insurance.                                            23

Section 3.15          Restoration of Mortgaged Property.                                                           23

Section 3.16          Title, Management and Disposition of REO Property.                               24

Section 3.17          Real Estate Owned Reports.                                                                       27

Section 3.18          MERS.                                                                                                         27

Section 3.19          Waiver of Prepayment Penalty Amounts.                                                   27

Section 3.20          Safeguarding Customer Information                                                          27

ARTICLE IV.

PAYMENTS TO MASTER SERVICER

Section 4.01          Remittances.                                                                                                28

Section 4.02          Statements to Master Servicer.                                                                   29

Section 4.03          Monthly Advances by Servicer.                                                                  30

ARTICLE V.

GENERAL SERVICING PROCEDURES

Section 5.01          Servicing Compensation.                                                                            30

Section 5.02          Annual Audit Report.                                                                                  31

Section 5.03          Annual Officer’s Certificate.                                                                       31

Section 5.04          Transfers of Mortgaged Property.                                                               32

ARTICLE VI.

REPRESENTATIONS, WARRANTIES AND AGREEMENTS

Section 6.01          Representations, Warranties and Agreements of the Servicer.                   33

Section 6.02          Remedies for Breach of Representations and Warranties of the

                              Servicer.                                                                                                      35

Section 6.03          Additional Indemnification by the Servicer; Third Party Claims.              35

Section 6.04          [Reserved].                                                                                                  36

Section 6.05          Indemnification with Respect to Certain Taxes and Loss of REMIC

                              Status.                                                                                                          36

ARTICLE VII.

THE SERVICER

Section 7.01          Merger or Consolidation of the Servicer.                                                   37

Section 7.02          Limitation on Liability of the Servicer and Others.                                    38

Section 7.03          Limitation on Resignation and Assignment by the Servicer.                     38

Section 7.04          Subservicing Agreements and Successor Subservicer.                               39

ARTICLE VIII.

TERMINATION

Section 8.01          Termination for Cause.                                                                               40

Section 8.02          Termination Without Cause.                                                                       41

Section 8.03          Termination for Distressed Mortgage Loans                                              41

ARTICLE IX.

MISCELLANEOUS PROVISIONS

Section 9.01          Successor to the Servicer.                                                                           43

Section 9.02          Costs.                                                                                                           44

Section 9.03          Notices.                                                                                                       45

Section 9.04          Severability Clause.                                                                                    46

Section 9.05          No Personal Solicitation.                                                                            46

Section 9.06          Counterparts.                                                                                               47

Section 9.07          Place of Delivery and Governing Law.                                                      47

Section 9.08          Further Agreements.                                                                                   47

Section 9.09          Intention of the Parties.                                                                               47

Section 9.10          Successors and Assigns; Assignment of Servicing Agreement.                 47

Section 9.11          Assignment by the Seller.                                                                           47

Section 9.12          Waivers.                                                                                                      48

Section 9.13          Exhibits.                                                                                                      48

Section 9.14          General Interpretive Principles.                                                                  48

Section 9.15          Reproduction of Documents.                                                                      49

Section 9.16          Protection of Confidential Information.                                                      49

Section 9.17          Amendment.                                                                                                49

EXHIBITS

EXHIBIT A           Mortgage Loan Schedule

EXHIBIT B           Custodial Account Certification

EXHIBIT C           Escrow Account Certification

EXHIBIT D-1       Master Servicer Data Field Requirements (Standard Layout)

EXHIBIT D-2       Master Servicer Default File Format

EXHIBIT E           Form of Certification to be Provided to the Depositor, the Master Servicer and the Trustee by the Servicer

EXHIBIT F           Assignment and Assumption Agreement

EXHIBIT G           Form of Special Servicing Agreement

SERVICING AGREEMENT

THIS SERVICING AGREEMENT (this “Agreement”), entered into as of the 1st day of July, 2005, by and among LEHMAN BROTHERS HOLDINGS INC., a Delaware corporation (“Lehman Holdings” or the “Seller”), AURORA LOAN SERVICES LLC, a Delaware limited liability company (the “Servicer”), and AURORA LOAN SERVICES LLC, as Master Servicer under the Trust Agreement (as defined herein), recites and provides as follows:

RECITALS

WHEREAS, the Servicer (formerly known as Aurora Loan Services Inc.) and Lehman Brothers Bank, FSB (the “Bank”) are parties to a Flow Servicing Agreement dated as of August 31, 1999, pursuant to which the Servicer services certain of the residential, fixed and adjustable rate mortgage loans identified on Exhibit A hereto (the “Bank Mortgage Loans”).

WHEREAS, pursuant to an assignment and assumption agreement dated as of July 1, 2005 (the “Assignment and Assumption Agreement”), between the Bank, as assignor, and Lehman Holdings, as assignee, annexed hereto as Exhibit F, the Bank has assigned all of its rights, title and interest in the Bank Mortgage Loans to Lehman Holdings, and Lehman Holdings has accepted such assignment.

WHEREAS, the Servicer and the Seller are parties to a Flow Servicing Agreement dated as of February 15, 2000 (the “Flow Servicing Agreement”), pursuant to which the Servicer services certain of the mortgage loans identified on Exhibit A hereto (the “Holdings Mortgage Loans,” and together with the Bank Mortgage Loans, the “Mortgage Loans”).

WHEREAS, the Seller has conveyed the Mortgage Loans on a servicing-retained basis to Structured Asset Securities Corporation, a Delaware special purpose corporation (the “Depositor”), pursuant to a mortgage loan sale and assignment agreement dated as of July 1, 2005 (the “Mortgage Loan Sale and Assignment Agreement”), which in turn has conveyed the Mortgage Loans to Citibank, N.A., solely in its capacity as trustee (in such capacity, the “Trustee”), under a trust agreement dated as of July 1, 2005 (the “Trust Agreement”), among the Trustee, Aurora Loan Services LLC, as master servicer (“Aurora,” and together with any successor Master Servicer appointed pursuant to the provisions of the Trust Agreement, the “Master Servicer”), and the Depositor.

WHEREAS, from time to time certain other mortgage loans conveyed by the Depositor to the Trustee under the Trust Agreement on the Closing Date and serviced by other servicers may subsequent to the Closing Date be transferred to the Servicer for servicing under this Agreement and Exhibit A hereto will be amended to include such mortgage loans which will then be “Mortgage Loans” under this Agreement.

WHEREAS, the Seller desires that the Servicer service the Mortgage Loans pursuant to this Agreement, and the Servicer has agreed to do so, subject to the right of the Seller and of the Master Servicer to terminate the rights and obligations of the Servicer hereunder at any time and to the other conditions set forth herein.

WHEREAS, the Seller and the Servicer agree that the provisions of the Flow Servicing Agreement shall not apply to the Mortgage Loans for so long as the Mortgage Loans remain subject to the provisions of the Trust Agreement;

WHEREAS, the Master Servicer shall be obligated under the Trust Agreement, among other things, to supervise the servicing of the Mortgage Loans on behalf of the Trustee, and shall have the right, under certain circumstances, to terminate the rights and obligations of the Servicer under this Servicing Agreement.

WHEREAS, the Seller and the Servicer acknowledge and agree that the Seller will assign all of its rights and delegate all of its obligations hereunder (excluding the Seller’s rights and obligations as owner of the servicing rights relating to the Mortgage Loans) to the Depositor and the Depositor will assign all of its rights (but not the obligations, except as set forth in the Trust Agreement) hereunder to the Trustee pursuant to the Trust Agreement, and that each reference herein (other than with respect to the Seller’s ownership of the servicing rights) to the Seller is intended, unless otherwise specified, to mean the Seller or the Trustee, as assignee, whichever is the owner of the Mortgage Loans from time to time.

NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Seller, the Servicer and the Master Servicer hereby agree as follows:

ARTICLE I.

DEFINITIONS

The following terms are defined as follows (except as otherwise agreed in writing by the parties):

Accepted Servicing Practices:  With respect to any Mortgage Loan, those mortgage servicing practices (i) of prudent mortgage lending institutions that service mortgage loans of the same type as such Mortgage Loans in the jurisdiction where the related Mortgaged Property is located and (ii) in accordance with applicable state, local and federal laws, rules and regulations.

Adjustable Rate Mortgage Loan:  None.

Aggregate Loan Balance:  At any date of determination, the outstanding principal balance of the Mortgage Loans serviced hereunder.

Agreement:  This Servicing Agreement and all amendments hereof and supplements hereto.

Ancillary Income:  All income derived from the Mortgage Loans, other than Servicing Fees and Prepayment Penalty Amounts, including but not limited to late charges, fees received with respect to checks or bank drafts returned by the related bank for non-sufficient funds, assumption fees, optional insurance administrative fees and all other incidental fees and charges.  Ancillary Income shall not include any Prepayment Penalty Amount.

Assignment of Mortgage:  An assignment of the Mortgage, notice of transfer or equivalent instrument in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect the transfer of the Mortgage to the party indicated therein, which assignment, notice of transfer or equivalent instrument may be in the form of one or more blanket assignments covering the Mortgage Loans secured by Mortgaged Properties located in the same jurisdiction, if permitted by law.

Best Efforts:  Efforts determined to be reasonably diligent by the Seller or the Servicer, as the case may be, in its sole discretion.  Such efforts do not require the Seller or the Servicer, as the case may be, to enter into any litigation, arbitration or other legal or quasi-legal proceeding, nor do they require the Seller or the Servicer, as the case may be, to advance or expend fees or sums of money in addition to those specifically set forth in this Agreement.

Business Day: Any day other than (i) a Saturday or a Sunday or (ii) a day on which banking institutions in Colorado, Illinois, Minnesota, New York, New York or, if other than New York, the city in which the corporate trust office of the Trustee is located.

Certificates:  Any or all of the Certificates issued pursuant to the Trust Agreement.

Closing Date:  July 29, 2005.

Code:  The Internal Revenue Code of 1986, as it may be amended from time to time or any successor statute thereto, and applicable U.S. Department of the Treasury regulations issued pursuant thereto.

Condemnation Proceeds:  All awards of settlements in respect of a Mortgaged Property, whether permanent or temporary, partial or entire, by exercise of the power of eminent domain or condemnation, to the extent not required to be released to a Mortgagor in accordance with the terms of the related Mortgage Loan documents.

Costs:  For any Person, any claims, losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and other costs and expenses of such Person.

Custodial Account:  The separate account or accounts created and maintained pursuant to Section 3.03.

Custodial Agreement:  Each custodial agreement relating to custody of certain of the Mortgage Loans, each between a Custodian and the Trustee, each dated as of July 1, 2005.

Custodian:  Each of LaSalle Bank National Association and U.S. Bank National Association, and their respective successors.

Cut-off Date:  July 1, 2005.

Depositor: Structured Asset Securities Corporation or any successor in interest.

Determination Date:  With respect to each Remittance Date, the 15th day of the month in which such Remittance Date occurs, or, if such 15th day is not a Business Day, the next succeeding Business Day.

Distressed Mortgage Loan:  As of any Determination Date, any Mortgage Loan that is delinquent in payment for a period of ninety (90) days or more, without giving effect to any grace period permitted by the related Mortgage Loan, or for which the Servicer or Trustee has accepted a deed in lieu of foreclosure.

Due Date:  The day of the month on which the Monthly Payment is due on a Mortgage Loan, exclusive of any days of grace.  With respect to the Mortgage Loans for which payment from the Mortgagor is due on a day other than the first day of the month, such Mortgage Loans will be treated as if the Monthly Payment is due on the first day of the immediately succeeding month.

Due Period:  With respect to each Remittance Date, the period commencing on the second day of the month immediately preceding the month of the Remittance Date and ending on the first day of the month of the Remittance Date.

Eligible Deposit Account:  An account that is maintained with a federal or state-chartered depository institution or trust company that complies with the definition of Eligible Institution.

Eligible Institution:  Any of the following:

(i)         an institution whose:

(A)       commercial paper, short-term debt obligations, or other short-term deposits are rated at least “A-1+” or long-term unsecured debt obligations are rated at least “AA-” by S&P, if the amounts on deposit are to be  held in the account for no more than 365 days; or

(B)       commercial paper, short-term debt obligations, demand deposits, or other short-term deposits are rated at least “A-2” by S&P, if the amounts on deposit are to be held in the account for no more than 30 days and are not intended to be used as credit enhancement.  Upon the loss of the required rating set forth in this clause (ii), the accounts shall be transferred immediately to accounts which have the required rating.  Furthermore, commingling by the Servicer is acceptable at the A-2 rating level if the Servicer is a bank, thrift or depository and provided the Servicer has the capability to immediately segregate funds and commence remittance to an Eligible Deposit Account upon a downgrade;

(ii)        the  corporate trust department of a federal depository institution or state-chartered depository institution subject to regulations regarding fiduciary funds on deposit similar to Title 12 of the U.S. Code of Federal Regulation Section 9.10(b), which, in either case, has corporate trust powers and is acting in its fiduciary capacity; or

(iii)      the Bank.

Eligible Investments:  Any one or more of the obligations and securities listed below which investment provides for a date of maturity not later than the Determination Date in each month:

(i)         direct obligations of, and obligations fully guaranteed as to timely payment of principal and interest by, the United States of America or any agency or instrumentality of the United States of America the obligations of which are backed by the full faith and credit of the United States of America (“Direct Obligations”);

(ii)        federal funds, or demand and time deposits in, certificates of deposits of, or bankers’ acceptances issued by, any depository institution or trust company (including U.S. subsidiaries of foreign depositories and the Trustee or any agent of the Trustee, acting in its respective commercial capacity) incorporated or organized under the laws of the United States of America or any state thereof and subject to supervision and examination by federal or state banking authorities, so long as at the time of investment or the contractual commitment providing for such investment the commercial paper or other short-term debt obligations of such depository institution or trust company (or, in the case of a depository institution or trust company which is the principal subsidiary of a holding company, the commercial paper or other short-term debt or deposit obligations of such holding company or deposit institution, as the case may be) have been rated by each Rating Agency in its highest short-term rating category or one of its two highest long-term rating categories;

(iii)      repurchase agreements collateralized by Direct Obligations or securities guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac with any registered broker/dealer subject to Securities Investors’ Protection Corporation jurisdiction or any commercial bank insured by the FDIC, if such broker/dealer or bank has an uninsured, unsecured and unguaranteed obligation rated by each Rating Agency in its highest short-term rating category;

(iv)       securities bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States of America or any state thereof which have a credit rating from each Rating Agency, at the time of investment or the contractual commitment providing for such investment, at least equal to one of the two highest long-term credit rating categories of each Rating Agency; provided, however, that securities issued by any particular corporation will not be Eligible Investments to the extent that investment therein will cause the then outstanding principal amount of securities issued by such corporation and held as part of the Trust Fund to exceed 20% of the sum of the Aggregate Loan Balance and the aggregate principal amount of all Eligible Investments in the Certificate Account; provided, further, that such securities will not be Eligible Investments if they are published as being under review with negative implications from any Rating Agency;

(v)        commercial paper (including both non-interest-bearing discount obligations and interest-bearing obligations payable on demand or on a specified date not more than 180 days after the date of issuance thereof) rated by each Rating Agency in its highest short-term rating category;

(vi)       a Qualified GIC;

(vii)      certificates or receipts representing direct ownership interests in future interest or principal payments on obligations of the United States of America or its agencies or instrumentalities (which obligations are backed by the full faith and credit of the United States of America) held by a custodian in safekeeping on behalf of the holders of such receipts; and

(viii)    any other demand, money market, common trust fund or time deposit or obligation, or interest-bearing or other security or investment, (A) rated in the highest rating category by each Rating Agency or (B) that would not adversely affect the then current rating by any Rating Agency of any of the Certificates.  Such investments in this subsection (viii) may include money market mutual funds or common trust funds, including any fund for which the Trustee, the Master Servicer or an affiliate thereof serves as an investment advisor, administrator, shareholder servicing agent, and/or custodian or subcustodian, notwithstanding that (x) the Trustee, the Master Servicer or an affiliate thereof charges and collects fees and expenses from such funds for services rendered, (y) the Trustee, the Master Servicer or an affiliate thereof charges and collects fees and expenses for services rendered pursuant to this Agreement, and (z) services performed for such funds and pursuant to this Agreement may converge at any time.

provided, however, that no such instrument shall be an Eligible Investment if such instrument evidences either (i) a right to receive only interest payments with respect to the obligations underlying such instrument, or (ii) both principal and interest payments derived from obligations underlying such instrument and the principal and interest payments with respect to such instrument provide a yield to maturity of greater than 120% of the yield to maturity at par of such underlying obligations.

Errors and Omissions Insurance:  Errors and Omissions Insurance to be maintained by the Servicer in accordance with the Fannie Mae Guides.

Escrow Account:  The separate account or accounts created and maintained pursuant to Section 3.05.

Escrow Payments:  With respect to any Mortgage Loan, the amounts constituting ground rents, taxes, assessments, water rates, sewer rents, municipal charges, mortgage insurance premiums, fire and hazard insurance premiums, condominium charges, and any other payments required to be escrowed by the Mortgagor with the mortgagee pursuant to the Mortgage or any other related document.

Event of Default:  Any event set forth in Section 8.01.

Fannie Mae:  Fannie Mae, or any successor thereto.

Fannie Mae Guides:  The Fannie Mae Selling Guide and the Fannie Mae Servicing Guide and all amendments or additions thereto.

FDIC:  The Federal Deposit Insurance Corporation or any successor thereto.

Fidelity Bond:  A fidelity bond to be maintained by the Servicer in accordance with the Fannie Mae Guides.

Freddie Mac:  Freddie Mac or any successor thereto.

Ginnie Mae:  The Government National Mortgage Association or any successor thereto.

Insurance Proceeds:  With respect to each Mortgage Loan, proceeds of insurance policies insuring the Mortgage Loan or the related Mortgaged Property including proceeds of any hazard or flood insurance policy, PMI Policy or LPMI Policy.

Liquidation Proceeds:  Cash received in connection with the liquidation of a defaulted Mortgage Loan, whether through the sale or assignment of such Mortgage Loan, trustee’s sale, foreclosure sale or otherwise, or the sale of the related REO Property, if the Mortgaged Property is acquired in satisfaction of the Mortgage Loan.

LPMI Fee: With respect to each LPMI Loan, the portion of the Mortgage Interest Rate as set forth on the related Mortgage Loan Schedule (which shall be payable solely from the interest portion of Monthly Payments, Insurance Proceeds, Condemnation Proceeds or Liquidation Proceeds), which, during such period prior to the required cancellation of the LPMI Policy, shall be used to pay the premium due on the related LPMI Policy.

LPMI Insurer:  None.

LPMI Loan: A Mortgage Loan covered by an LPMI Policy, as set forth in the Mortgage Loan Schedule or otherwise identified to the Servicer in writing.

LPMI Policy: A policy of primary mortgage guaranty insurance issued by a LPMI Insurer pursuant to which the related premium is to be paid from payments of interest made by the Mortgagor.

Master Servicer:  Aurora Loan Services LLC, or any successor in interest, or if any successor master servicer shall be appointed as provided in the Trust Agreement, then such successor master servicer.

MERS:  Mortgage Electronic Registration Systems, Inc., a Delaware corporation, or any successor in interest thereto.

MERS Eligible Mortgage Loan:  Any Mortgage Loan that has been designated by the Servicer as recordable in the name of MERS.

MERS Mortgage Loan:  Any Mortgage Loan as to which the related Mortgage, or an Assignment of Mortgage, has been or will be recorded in the name of MERS, as agent for the holder from time to time of the Mortgage Note.

Monthly Advance:  With respect to each Remittance Date and each Mortgage Loan, an amount equal to the Monthly Payment (with the interest portion of such Monthly Payment adjusted to the Mortgage Loan Remittance Rate) that was due on the Mortgage Loan on the Due Date in the related Due Period, and that (i) was delinquent at the close of business on the related Determination Date and (ii) was not the subject of a previous Monthly Advance, but only to the extent that such amount is expected, in the reasonable judgment of the Servicer, to be recoverable from collections or other recoveries in respect of such Mortgage Loan.  To the extent that the Servicer determines that any such amount is not recoverable from collections or other recoveries in respect of such Mortgage Loan, such determination shall be evidenced by a certificate of a Servicing Officer delivered to the Master Servicer setting forth such determination and the procedures and considerations of the Servicer forming the basis of such determination.

Monthly Payment:  The scheduled monthly payment of principal and interest on a Mortgage Loan.

Moody’s:  Moody’s Investors Service, Inc. or any successor in interest.

Mortgage:  The mortgage, deed of trust or other instrument securing a Mortgage Note, which creates a first or second lien on an unsubordinated estate in fee simple in real property securing the Mortgage Note.

Mortgage Impairment Insurance Policy:  A mortgage impairment or blanket hazard insurance policy as described in the Fannie Mae Guides.

Mortgage Loan:  An individual Mortgage Loan that is the subject of this Agreement, each Mortgage Loan subject to this Agreement being identified on the Mortgage Loan Schedule, which Mortgage Loan includes without limitation the Mortgage Loan documents, the Monthly Payments, Principal Prepayments, Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds, REO Disposition Proceeds, and all other rights, benefits, proceeds and obligations arising from or in connection with such Mortgage Loan.

Mortgage Loan Remittance Rate:  With respect to each Mortgage Loan, the annual rate of interest remitted to the Master Servicer, which shall be equal to the Mortgage Interest Rate minus the applicable Servicing Fee.

Mortgage Loan Schedule:  A schedule of the Mortgage Loans setting forth information with respect to such Mortgage Loans (including any MERS identification number (if available) with respect to each MERS Mortgage Loan or MERS Eligible Mortgage Loan and a Prepayment Penalty Schedule), attached hereto as Exhibit A, which may be amended from time to time to include additional mortgage loans which are transferred to the Servicer by a Prior Servicer in a Servicing Transfer.

Mortgage Note:  The note or other evidence of the indebtedness of a Mortgagor secured by a Mortgage.

Mortgaged Property:  The real property securing repayment of the debt evidenced by a Mortgage Note.

Mortgagor:  The obligor on a Mortgage Note.

Non-MERS Eligible Mortgage Loan:  Any Mortgage Loan other than a MERS Eligible Mortgage Loan.

Non-MERS Mortgage Loan:  Any Mortgage Loan other than a MERS Mortgage Loan.

Opinion of Counsel:  A written opinion of counsel, who may be an employee of the Servicer, reasonably acceptable to the Seller, but which must be independent outside counsel with respect to any such opinion of counsel concerning (i) the non-recordation of Mortgage Loans pursuant to Section 2.02 hereof and (ii) federal income tax matters.

Person:  Any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization, government or any agency or political subdivision thereof.

PMI Policy:  A policy of primary mortgage guaranty insurance issued by a Qualified Insurer, as required by this Agreement with respect to certain Mortgage Loans.

Prepayment Interest Excess Amount:  With respect to any Principal Prepayment in full which is applied to the related Mortgage Loan from the first day of the month of any Remittance Date through the sixteenth day of the month of such Remittance Date, all amounts paid in respect of interest on such Principal Prepayment in full.  A Prepayment Interest Excess Amount cannot result from a Principal Prepayment in part, but only from a Principal Prepayment in full.

Prepayment Interest Shortfall Amount: With respect to any Remittance Date and any Principal Prepayment in full which is applied to the related Mortgage Loan from the seventeenth day of the month immediately preceding the month of such Remittance Date through the last day of the month immediately preceding the month of such Remittance Date, the amount of interest (net of the related Servicing Fee) that would have accrued on the amount of such Principal Prepayment in full from the date on which such Principal Prepayment was applied to such Mortgage Loan until the last day of the month immediately preceding the month of such Remittance Date, inclusive.  With respect to any Remittance Date and any Principal Prepayment in part which is applied to the related Mortgage Loan during the related Prepayment Period, the amount of interest that would have accrued on the amount of such Principal Prepayment in part from the date on which such Principal Prepayment in part was applied to such Mortgage Loan until the end of the Prepayment Period, inclusive.

Prepayment Penalty Amount:  With respect to any Remittance Date, all prepayment penalties, penalty or yield maintenance premiums or charges paid by the obligors under the Mortgage Notes due to Principal Prepayments collected by the Servicer during the immediately preceding Prepayment Period.

Prepayment Penalty Schedule:  A data field in the Mortgage Loan Schedule attached hereto as Exhibit A which sets forth the amount or method of calculation of the Prepayment Penalty Amount and the term during which such Prepayment Penalty Amount is imposed with respect to a Mortgage Loan.

Prepayment Period:  With respect to any Remittance Date and a Principal Prepayment in full, the period from the seventeenth day of the month immediately preceding the month of such Remittance Date to the sixteenth day of the month of such Remittance Date.  With respect to any Remittance Date and any Principal Prepayment in part, the calendar month immediately preceding the month of such Remittance Date.

Prime Rate:  The prime rate published from time to time, as published as the average rate in The Wall Street Journal Northeast Edition.

Principal Prepayment:  Any payment or other recovery of principal on a Mortgage Loan which is received in advance of its scheduled Due Date and which is not accompanied by an amount of interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

Prior Servicer:  Any prior servicer (other than the Servicer) of any of the Mortgage Loans.

Qualified Insurer:  A mortgage guaranty insurance company duly authorized and licensed where required by law to transact mortgage guaranty insurance business and approved as an insurer by Fannie Mae or Freddie Mac.

Rating Agency:  Each of Moody’s and S&P.

Relief Act Reduction: With respect to any Mortgage Loan as to which there has been a reduction in the amount of the interest collectible thereon as a result of the application of the Servicemembers Civil Relief Act, as such may be amended from time to time, any amount by which interest collectible on such Mortgage Loan for the Due Date in the related Due Period is less than the interest accrued thereon for the applicable one month period at the Mortgage Interest Rate without giving effect to such reduction.

REMIC:  A “real estate mortgage investment conduit” within the meaning of Section 860D of the Code.

Remittance Date:  The 18th day (or if such 18th day is not a Business Day, the first Business Day immediately following) of any month.

REO Disposition:  The final sale by the Servicer of any REO Property.

REO Disposition Proceeds:  All amounts received with respect to an REO Disposition pursuant to Section 3.16.

REO Property:  A Mortgaged Property acquired by the Servicer on behalf of the Trustee through foreclosure or by deed in lieu of foreclosure, pursuant to Section 3.16.

Retained Interest:  The meaning set forth in the Trust Agreement.

Retained Interest Holder:  The meaning set forth in the Trust Agreement.

Seller:  Lehman Brothers Holdings Inc. or its successors in interest and assigns.

Servicer:  Aurora Loan Services LLC or its successor in interest or assigns or any successor to the Servicer under this Agreement as herein provided.

Servicing Advances:  All customary, reasonable and necessary “out of pocket” costs and expenses (including reasonable attorneys’ fees and disbursements) incurred in the performance by the Servicer of its servicing obligations, including, but not limited to, the cost of (i) the preservation, inspection, restoration and protection of the Mortgaged Property, (ii) any enforcement or administrative or judicial proceedings, including foreclosures, (iii) the management and liquidation of the Mortgaged Property if the Mortgaged Property is acquired in satisfaction of the Mortgage, (iv) taxes, assessments, water rates, sewer rents and other charges which are or may become a lien upon the Mortgaged Property, and PMI Policy premiums and fire and hazard insurance coverage, (v) any losses sustained by the Servicer with respect to the liquidation of the Mortgaged Property and (vi) compliance with the obligations pursuant to the provisions of the Fannie Mae Guides.

Servicing Fee:  An amount equal to (a) one-twelfth the product of (i) a rate per annum equal to 0.25% and (ii) the outstanding principal balance of such Mortgage Loan and (b) any Prepayment Interest Excess Amount.  The Servicing Fee is limited to, and the Servicing Fee is payable solely from the interest portion (including recoveries with respect to interest from Liquidation Proceeds to the extent permitted by Section 3.04 of this Agreement) of such Monthly Payment collected by the Servicer or as otherwise provided under this Agreement.

Servicing File:  The items pertaining to a particular Mortgage Loan including, but not limited to, the computer files, data disks, books, records, data tapes, notes, and all additional documents generated as a result of or utilized in originating and/or servicing each Mortgage Loan, which are held in trust for the Trustee by the Servicer.

Servicing Officer:  Any officer of the Servicer involved in or responsible for, the administration and servicing of the Mortgage Loans whose name appears on a list of servicing officers furnished by the Servicer to the Master Servicer or the Seller upon request, as such list may from time to time be amended.

Servicing Transfer:  Any transfer of the servicing by a Prior Servicer of Mortgage Loans to the Servicer under this Agreement.

Servicing Transfer Date:  The date on which a Servicing Transfer occurs.

Special Servicer:  The person designated by the Seller (with the prior written consent of the Master Servicer) to assume the servicing of Distressed Mortgage Loans pursuant to Section 8.03 hereof.

S&P:  Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc. or any successor in interest.

Trust Agreement:  The Trust Agreement dated as of July 1, 2005, among the Trustee, the Master Servicer and the Depositor.

Trust Fund:  The trust fund established by the Trust Agreement, the assets of which consist of the Mortgage Loans and any related assets.

Trustee: Citibank, N.A. or any successor in interest, or if any successor trustee or co-trustee shall be appointed as provided in the Trust Agreement, then such successor trustee or such co-trustee, as the case may be.

Any capitalized terms used and not defined in this Agreement shall have the meanings ascribed to such terms in the Trust Agreement.

ARTICLE II.

SELLER’S ENGAGEMENT OF SERVICER TO PERFORM SERVICING

RESPONSIBILITIES

Section 2.01    Contract for Servicing; Possession of Servicing Files.

The Seller, by execution and delivery of this Agreement, does hereby contract with the Servicer, subject to the terms of this Agreement, for the servicing of the Mortgage Loans.  On or before the Closing Date or Servicing Transfer Date, as applicable, the Seller shall cause to be delivered the Servicing Files with respect to the Mortgage Loans listed on the Mortgage Loan Schedule to the Servicer.  Each Servicing File delivered to a Servicer shall be held in trust by such Servicer for the benefit of the Trustee; provided, however, that the Servicer shall have no liability for any Servicing Files (or portions thereof) not delivered by the Seller.  The Servicer’s possession of any portion of the Mortgage Loan documents shall be at the will of the Trustee for the sole purpose of facilitating servicing of the related Mortgage Loan pursuant to this Agreement, and such retention and possession by the Servicer shall be in a custodial capacity only.  The ownership of each Mortgage Note, Mortgage, and the contents of the Servicing File shall be vested in the Trustee and the ownership of all records and documents with respect to the related Mortgage Loan prepared by or which come into the possession of the Servicer shall immediately vest in the Trustee and shall be retained and maintained, in trust, by the Servicer at the will of the Trustee in such custodial capacity only.  The portion of each Servicing File retained by the Servicer pursuant to this Agreement shall be segregated from the other books and records of the Servicer and shall be appropriately marked to clearly reflect the ownership of the related Mortgage Loan by the Trustee.  The Servicer shall release from its custody the contents of any Servicing File retained by it only in accordance with this Agreement.

Section 2.02    Books and Records.

(a)  Subject to Section 3.01(a) hereof, as soon as practicable after the Closing Date, the Servicing Transfer Date or the date on which a Qualifying Substitute Mortgage Loan is delivered pursuant to Section 2.05 of the Trust Agreement, as applicable (but in no event more than 90 days thereafter except to the extent delays are caused by the applicable recording office), the Servicer, at the expense of the Depositor, shall cause the Mortgage or Assignment of Mortgage, as applicable, with respect to each MERS Eligible Mortgage Loan, to be properly recorded in the name of MERS in the public recording office in the applicable jurisdiction, or shall ascertain that such have previously been so recorded and, with the cooperation of the Trustee, shall take such actions as are necessary to cause the Trustee to be clearly identified as the owner of each MERS Mortgage Loan and each MERS Eligible Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS.

(b)  Subject to Section 3.01(a) hereof, an Assignment of Mortgage in favor of the Trustee shall be recorded as to each Non-MERS Mortgage Loan unless instructions to the contrary are delivered to the Servicer, in writing, by the Seller.  Subject to the preceding sentence, as soon as practicable after the Closing Date or Servicing Transfer Date, as applicable (but in no event more than 90 days thereafter except to the extent delays are caused by the applicable recording office), the Servicer, at the expense of the Seller, shall cause to be properly recorded in each public recording office where such Non-MERS Eligible Mortgage Loans are recorded each Assignment of Mortgage.

(c)  Additionally, the Servicer shall prepare and execute any note endorsements relating to any of the Non-MERS Mortgage Loans.

(d)  All rights arising out of the Mortgage Loans shall be vested in the Trustee, subject to the Servicer’s right to service and administer the Mortgage Loans hereunder in accordance with the terms of this Agreement.  All funds received on or in connection with a Mortgage Loan, other than the Servicing Fee and other compensation to which the Servicer is entitled as set forth herein, including but not limited to any and all servicing compensation pursuant to Section 5.01 below, shall be received and held by the Servicer in trust for the benefit of the Trustee pursuant to the terms of this Agreement.

(e)  Any out-of-pocket costs incurred by the Servicer pursuant to this Section 2.02 and Section 3.01(a), inc.luding any recording or other fees in connection with the Servicer’s obtaining the necessary powers of attorney (and which are specified herein to be an expense of the Seller), shall be reimbursed to the Servicer by the Seller within five (5) Business Days of receipt by the Seller of an invoice for reimbursement.  The Trust Fund shall not reimburse the Seller for any such reimbursement to the Servicer.

(f)  The Master Servicer and the Trustee shall have the right to examine the books, records and other information of the Servicer, with respect to or concerning this Agreement or the Mortgage Loans, during business hours or at such other times as may be reasonable under applicable circumstances, upon reasonable advance written notice to the Servicer.

ARTICLE III.

SERVICING OF THE MORTGAGE LOANS

Section 3.01    Servicer to Service.

The Servicer, as an independent contractor, shall service and administer the Mortgage Loans from and after the Closing Date or Servicing Transfer Date, as applicable, and shall have full power and authority, acting alone, to do any and all things in connection with such servicing and administration which the Servicer may deem necessary or desirable, consistent with the terms of this Agreement and with Accepted Servicing Practices.

The Seller, the Master Servicer and the Servicer additionally agree that the Servicer will fully furnish, in accordance with the Fair Credit Reporting Act of 1970, as amended (the “Fair Credit Reporting Act”) and its implementing regulations, accurate and complete information (e.g., favorable and unfavorable) on its borrower credit files to Equifax, Experian and Trans Union Credit Information Company (three of the credit repositories), on a monthly basis.

The Seller and the Servicer additionally agree as follows:

(a)  The Servicer shall (i) record or cause to be recorded the Mortgage or the Assignment of Mortgage, as applicable, with respect to all MERS Eligible Mortgage Loans, in the name of MERS, or shall ascertain that such have previously been so recorded; (ii) with the cooperation of the Trustee, take such actions as are necessary to cause the Trustee to be clearly identified as the owner of each MERS Mortgage Loan and each MERS Eligible Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS; (iii) prepare or cause to be prepared all Assignments of Mortgage with respect to all Non-MERS Eligible Mortgage Loans; (iv) record or cause to be recorded, subject to Section 2.02(b) hereof, all Assignments of Mortgage with respect to Non-MERS Mortgage Loans in the name of the Trustee; (v) pay the recording costs pursuant to Section 2.02 hereof; and/or (vi) track such Mortgages and Assignments of Mortgage to ensure they have been recorded.  The Servicer shall be entitled to be paid by the Seller fees for the preparation and recordation of the Mortgages and Assignments of Mortgage.  After the expenses of such recording costs pursuant to Section 2.02 hereof shall have been paid by the Servicer, the Servicer shall submit to the Seller a reasonably detailed invoice for reimbursement of recording costs and fees it incurred hereunder.

(b)  If applicable, the Servicer shall, in accordance with the relevant provisions of the Cranston-Gonzales National Affordable Housing Act of 1990, as the same may be amended from time to time, and the regulations provided in accordance with the Real Estate Settlement Procedures Act, provide notice to the Mortgagor of each Mortgage Loan of the transfer of the servicing thereto to the Servicer.

(c)  The Servicer shall be responsible for the preparation of and costs associated with notifications to Mortgagors of the assumption of servicing by the Servicer.

Consistent with the terms of this Agreement and except as provided in Section 3.19, the Servicer may waive any late payment charge, assumption fee or other fee that may be collected in the ordinary course of servicing the Mortgage Loans.  The Servicer shall not make any future advances to any obligor under any Mortgage Loan, and (unless the Mortgagor is in default with respect to the Mortgage Loan or such default is, in the judgment of the Servicer, reasonably foreseeable) the Servicer shall not permit any modification of any material term of any Mortgage Loan, including any modification that would change the Mortgage Interest Rate, defer or forgive the payment of principal or interest, reduce or increase the outstanding principal balance (except for actual payments of principal) or change the final maturity date on such Mortgage Loan.  In the event of any such modification which permits the deferral of interest or principal payments on any Mortgage Loan, the Servicer shall, on the Business Day immediately preceding the Remittance Date in any month in which any such principal or interest payment has been deferred, make a Monthly Advance in accordance with Section 4.03, in an amount equal to the difference between (i) such month’s principal and one month’s interest at the Mortgage Loan Remittance Rate on the unpaid principal balance of such Mortgage Loan and (ii) the amount paid by the Mortgagor.  The Servicer shall be entitled to reimbursement for such advances to the same extent as for all other advances made pursuant to Section 4.03.  Without limiting the generality of the foregoing, the Servicer shall continue, and is hereby authorized and empowered, to execute and deliver on behalf of itself and the Trustee, all instruments of satisfaction or cancellation, or of partial or full release, discharge and all other comparable instruments, with respect to the Mortgage Loans and with respect to the Mortgaged Properties.  Upon the request of the Servicer, the Trustee shall execute and deliver to the Servicer any powers of attorney and other documents, furnished to it by the Servicer and reasonably satisfactory to the Trustee, necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties under this Agreement.  Notwithstanding anything contained herein to the contrary, the Servicer shall not, without the Trustee’s written consent:  (i) initiate any action suit or proceeding solely under the Trustee’s name without indicating the Servicer’s representative capacity; or (ii) take any action with the intent to cause, and that actually causes, the Trustee to be registered to do business in any state.  The Servicer shall indemnify the Trustee for any and all costs, liabilities and expenses incurred by the Trustee in connection with the negligent or willful misuse of such powers of attorney by the Servicer.  Promptly after the execution of any assumption, modification, consolidation or extension of any Mortgage Loan, the Servicer shall forward to the Master Servicer copies of any documents evidencing such assumption, modification, consolidation or extension.  Notwithstanding anything to the contrary contained in this Servicing Agreement, the Servicer shall not make or permit any modification, waiver or amendment of any term of any Mortgage Loan that would cause any REMIC created under the Trust Agreement to fail to qualify as a REMIC or result in the imposition of any tax under Section 860F(a) or Section 860G(d) of the Code.

Notwithstanding anything to the contrary in this Agreement, the Servicer shall not (unless the Servicer determines, in its own discretion, that there exists a situation of extreme hardship to the Mortgagor), waive any premium or penalty in connection with a prepayment of principal of any Mortgage Loan, and shall not consent to the modification of any Mortgage Note to the extent that such modification relates to payment of a prepayment premium or penalty.

In servicing and administering the Mortgage Loans, the Servicer shall employ procedures (including collection procedures) and exercise the same care that it customarily employs and exercises in servicing and administering mortgage loans for its own account, giving due consideration to Accepted Servicing Practices where such practices do not conflict with the requirements of this Agreement, the Fannie Mae Guides, and the Master Servicer’s and Seller’s reliance on the Servicer.

Section 3.02    Collection of Mortgage Loan Payments.

Continuously from the Closing Date or Servicing Transfer Date, as applicable, until the date each Mortgage Loan ceases to be subject to this Agreement, the Servicer shall proceed diligently to collect all payments due under each of the Mortgage Loans when the same shall become due and payable and shall take special care in ascertaining and estimating Escrow Payments and all other charges that will become due and payable with respect to the Mortgage Loans and each related Mortgaged Property, to the end that the installments payable by the Mortgagors will be sufficient to pay such charges as and when they become due and payable.

Section 3.03    Establishment of and Deposits to Custodial Account.

The Servicer shall segregate and hold all funds collected and received pursuant to the Mortgage Loans separate and apart from any of its own funds and general assets and shall establish and maintain one or more Custodial Accounts, in the form of time deposit or demand accounts, titled as directed by the Master Servicer.  The Custodial Account shall be an Eligible Deposit Account established with an Eligible Institution.  Any funds deposited in the Custodial Account may be invested in Eligible Investments subject to the provisions of Section 3.11 hereof.  Funds deposited in the Custodial Account may be drawn on by the Servicer in accordance with Section 3.04.  The creation of any Custodial Account shall be evidenced by a certification in the form of Exhibit B.  A copy of such certification shall be furnished to the Master Servicer within thirty (30) days after the Closing Date and, upon request, to any subsequent owner of the Mortgage Loans.

The Servicer shall deposit in the Custodial Account on a daily basis, and retain therein, the following collections received by the Servicer and payments made by the Servicer after the Closing Date or Servicing Transfer Date, as applicable:

(i)         all payments on account of principal on the Mortgage Loans, including all Principal Prepayments;

(ii)        all payments on account of interest on the Mortgage Loans adjusted to the Mortgage Loan Remittance Rate;

(iii)      all Liquidation Proceeds;

(iv)       all Insurance Proceeds (other than amounts applied to the restoration or repair of the Mortgaged Property or immediately released to the Mortgagor in accordance with Accepted Servicing Practices);

(v)        all Condemnation Proceeds that are not applied to the restoration or repair of the Mortgaged Property or released to the Mortgagor;

(vi)       with respect to each Principal Prepayment in full or in part, the Prepayment Interest Shortfall Amount, if any, for the month of distribution.  Such deposit shall be made from the Servicer’s own funds, without reimbursement therefor, up to a maximum amount per month of the Servicing Fee actually received for such month for the Mortgage Loans;

(vii)      all Monthly Advances made by the Servicer pursuant to Section 4.03;

(viii)    any amounts required to be deposited by the Servicer in connection with the deductible clause in any blanket hazard insurance policy;

(ix)       any amounts received with respect to or related to any REO Property or REO Disposition Proceeds;

(x)        any Prepayment Penalty Amounts; and

(xi)       any other amount required hereunder to be deposited by the Servicer in the Custodial Account.

The foregoing requirements for deposit into the Custodial Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments in the nature of the Servicing Fee and Ancillary Income need not be deposited by the Servicer into the Custodial Account.

Any interest paid on funds deposited in the Custodial Account by the depository institution shall accrue to the benefit of the Servicer and the Servicer shall be entitled to retain and withdraw such interest from the Custodial Account pursuant to Section 3.04.  Additionally, any other benefit derived from the Custodial Account associated with the receipt, disbursement and accumulation of principal, interest, taxes, hazard insurance, mortgage insurance, etc. shall accrue to the Servicer.

Section 3.04    Permitted Withdrawals From Custodial Account.

The Servicer shall, from time to time, withdraw funds from the Custodial Account for the following purposes:

(i)         to make payments to the Master Servicer in the amounts and in the manner provided for in Section 4.01;

(ii)        with respect to each LPMI Loan, in the amount of the related LPMI Fee, to make payments with respect to premiums for LPMI Policies in accordance with Section 3.07;

(iii)      in the event the Servicer has elected not to retain the Servicing Fee out of any Mortgagor payments on account of interest or other recovery of interest with respect to a particular Mortgage Loan (including late collections of interest on such Mortgage Loan, or interest portions of Insurance Proceeds, Condemnation Proceeds or Liquidation Proceeds) prior to the deposit of such Mortgagor payment or recovery in the Custodial Account, to pay to itself the related Servicing Fee from all such Mortgagor payments on account of interest or other such recovery for interest with respect to that Mortgage Loan;

(iv)       to pay itself investment earnings on funds deposited in the Custodial Account;

(v)        to clear and terminate the Custodial Account upon the termination of this Agreement;

(vi)       to transfer funds to another Eligible Institution in accordance with Section 3.11 hereof;

(vii)      to invest funds in certain Eligible Investments in accordance with Section 3.11 hereof;

(viii)    to reimburse itself to the extent of funds in the Custodial Account for Monthly Advances of the Servicer’s funds made pursuant to Section 4.03, the Servicer's right to reimburse itself pursuant to this subclause (viii) with respect to any Mortgage Loan being limited to amounts received on or in respect of the related Mortgage Loan which represent late recoveries of payments of principal or interest with respect to which a Monthly Advance was made, it being understood that, in the case of any such reimbursement, the Servicer’s right thereto shall be prior to the rights of the Trust Fund, provided, however, that following the final liquidation of a Mortgage Loan, the Servicer may reimburse itself for previously unreimbursed Monthly Advances in excess of Liquidation Proceeds or Insurance Proceeds with respect to such Mortgage Loan from any funds in the Custodial Account, it being understood, in the case of any such reimbursement, that the Servicer’s right thereto shall be prior to the rights of the Trust Fund.  The Servicer may recover at any time from amounts on deposit in the Custodial Account the amount of any Monthly Advances that the Servicer deems nonrecoverable or that remain unreimbursed to the Servicer from related Liquidation Proceeds after the final liquidation of the Mortgage Loan;

(ix)       to reimburse itself for remaining unreimbursed Servicing Advances with respect to any defaulted Mortgage Loan as to which the Servicer has determined that all amounts that it expects to recover on behalf of the Trust Fund from or on account of such Mortgage Loan have been recovered;

(x)        to reimburse itself for expenses incurred or reimbursable to the Servicer pursuant to Sections 3.12 and 6.03 to the extent not previously reimbursed under clause (viii) of this Section 3.04; and

(xi)       to withdraw funds deposited in error.

Section 3.05    Establishment of and Deposits to Escrow Account.

The Servicer shall segregate and hold all funds collected and received pursuant to a Mortgage Loan constituting Escrow Payments separate and apart from any of its own funds and general assets and shall establish and maintain one or more Escrow Accounts, in the form of time deposit or demand accounts, titled as directed by the Master Servicer.  Each Escrow Account shall be an Eligible Deposit Account established with an Eligible Institution in a manner that shall provide maximum available insurance thereunder.  Funds deposited in the Escrow Account may be drawn on by the Servicer in accordance with Section 3.06.  The creation of any Escrow Account shall be evidenced by a certification in the form of Exhibit C.  A copy of such certification shall be furnished to the Master Servicer within thirty (30) days after the Closing Date and, upon request, to any subsequent owner of the Mortgage Loans.

The Servicer shall deposit in the Escrow Account or Accounts on a daily basis, and retain therein:

(i)         all Escrow Payments collected on account of the Mortgage Loans, for the purpose of effecting timely payment of any such items as required under the terms of this Agreement; and

(ii)        all amounts representing Insurance Proceeds or Condemnation Proceeds that are to be applied to the restoration or repair of any Mortgaged Property.

The Servicer shall make withdrawals from the Escrow Account only to effect such payments as are required under this Agreement, as set forth in Section 3.06.  The Servicer shall retain any interest paid on funds deposited in the Escrow Account by the depository institution, other than interest on escrowed funds required by law to be paid to the Mortgagor.  Additionally, any other benefit derived from the Escrow Account associated with the receipt, disbursement and accumulation of principal, interest, taxes, hazard insurance, mortgage insurance, etc. shall accrue to the Servicer.  To the extent required by law, the Servicer shall pay interest on escrowed funds to the Mortgagor notwithstanding that the Escrow Account may be non-interest bearing or that interest paid thereon is insufficient for such purposes.

Section 3.06    Permitted Withdrawals From Escrow Account.

Withdrawals from the Escrow Account or Accounts may be made by the Servicer only:

(i)         to effect timely payments of ground rents, taxes, assessments, water rates, sewer rents, mortgage insurance premiums, condominium charges, fire and hazard insurance premiums or other items constituting Escrow Payments for the related Mortgage;

(ii)        to refund to any Mortgagor any funds found to be in excess of the amounts required under the terms of the related Mortgage Loan;

(iii)      for transfer to the Custodial Account and application to reduce the principal balance of the Mortgage Loan in accordance with the terms of the related Mortgage and Mortgage Note;

(iv)       to reimburse the Servicer for any Servicing Advance made by the Servicer with respect to a related Mortgage Loan, but only from amounts received on the related Mortgage Loan which represent late collections of Escrow Payments;

(v)        for application to restoration or repair of the Mortgaged Property in accordance with the Fannie Mae Guides;

(vi)       to pay to the Servicer, or any Mortgagor to the extent required by law, any interest paid on the funds deposited in the Escrow Account;

(vii)      to remove funds inadvertently placed in the Escrow Account by the Servicer; and

(viii)    to clear and terminate the Escrow Account on the termination of this Agreement.

Section 3.07    Maintenance of PMI Policy and/or LPMI Policy; Claims.

The Servicer shall comply with all provisions of applicable state and federal law relating to the cancellation of, or collection of premiums with respect to, PMI Policies, including, but not limited to, the provisions of the Homeowners Protection Act of 1998, and all regulations promulgated thereunder, as amended from time to time.

With respect to each Mortgage Loan (other than LPMI Loans) with a loan to value ratio at origination in excess of 80%, the Servicer shall maintain or cause the Mortgagor to maintain (to the extent that the Mortgage Loan requires the Mortgagor to maintain such insurance) in full force and effect a PMI Policy, and shall pay or shall cause the Mortgagor to pay the premium thereon on a timely basis, until the LTV of such Mortgage Loan is reduced to 80%.  In the event that such PMI Policy shall be terminated, the Servicer shall obtain from another Qualified Insurer a comparable replacement policy, with a total coverage equal to the remaining coverage of such terminated PMI Policy, at substantially the same fee level.  The Servicer shall not take any action which would result in noncoverage under any applicable PMI Policy of any loss which, but for the actions of the Servicer would have been covered thereunder.  In connection with any assumption or substitution agreements entered into or to be entered into with respect to a Mortgage Loan, the Servicer shall promptly notify the insurer under the related PMI Policy, if any, of such assumption or substitution of liability in accordance with the terms of such PMI Policy and shall take all actions which may be required by such insurer as a condition to the continuation of coverage under such PMI Policy.  If such PMI Policy is terminated as a result of such assumption or substitution of liability, the Servicer shall obtain a replacement PMI Policy as provided above.

The Servicer shall take all such actions as are necessary to service, maintain and administer the LPMI Loans in accordance with the LPMI Policy and to perform and enforce the rights of the insured under such LPMI Policy.  Except as expressly set forth herein, the Servicer shall have full authority on behalf of the Trust Fund to do anything it reasonably deems appropriate or desirable in connection with the servicing, maintenance and administration of the LPMI Policy.  The Servicer shall not modify or assume a Mortgage Loan covered by the LPMI Policy or take any other action with respect to such Mortgage Loan which would result in non-coverage under the LPMI Policy of any loss which, but for the actions of the Servicer, would have been covered thereunder.  If the LPMI Insurer fails to pay a claim under the LPMI Policy as a result of breach by the Servicer of its obligations hereunder or under the LPMI Policy, the Servicer shall be required to deposit in the Custodial Account on or prior to the next succeeding Remittance Date an amount equal to such unpaid claim from its own funds without any right to reimbursement from the Trust Fund.  The Servicer shall cooperate with the LPMI Insurer and the Master Servicer and shall use its best efforts to furnish all reasonable aid, evidence and information in the possession of the Servicer to which the Servicer has access with respect to any LPMI Loan; provided, however, notwithstanding anything to the contrary contained in any LPMI Policy, the Servicer shall not be required to submit any reports to the LPMI Insurer until a reporting date that is at least 15 days after the Servicer has received sufficient loan level information from the Seller, the Master Servicer or the LPMI Insurer to appropriately code its servicing system in accordance with the LPMI Insurer’s requirements.

In connection with its activities as servicer, the Servicer agrees to prepare and present, on behalf of itself and the Trustee, claims to the insurer under any PMI Policy or LPMI Policy in a timely fashion in accordance with the terms of such PMI Policy or LPMI Policy and, in this regard, to take such action as shall be necessary to permit recovery under any PMI Policy or LPMI Policy respecting a defaulted Mortgage Loan.  Any amounts collected by the Servicer under any PMI Policy or LPMI Policy shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section 3.04.

Section 3.08    Fidelity Bond and Errors and Omissions Insurance.

The Servicer shall keep in force during the term of this Agreement a Fidelity Bond and Errors and Omissions Insurance Policy.  Such Fidelity Bond and Errors and Omissions Insurance shall be maintained with recognized insurers and shall be in such form and amount as would permit the Servicer to be qualified as a Fannie Mae or Freddie Mac seller-servicer.  The Servicer shall be deemed to have complied with this provision if an affiliate of the Servicer has such errors and omissions and fidelity bond coverage and, by the terms of such insurance policy or fidelity bond, the coverage afforded thereunder extends to the Servicer.  The Servicer shall furnish to the Master Servicer or Trustee a copy of each such bond and insurance policy if (i) the Master Servicer or Trustee so requests and (ii) the Servicer is not an affiliate of Lehman Brothers Inc. at the time of such request.

Section 3.09    Notification of Adjustments.

With respect to each Adjustable Rate Mortgage Loan, the Servicer shall adjust the Mortgage Interest Rate on the related interest rate adjustment date and shall adjust the Monthly Payment on the related mortgage payment adjustment date, if applicable, in compliance with the requirements of applicable law and the related Mortgage and Mortgage Note.  The Servicer shall execute and deliver any and all necessary notices required under applicable law and the terms of the related Mortgage Note and Mortgage regarding the Mortgage Interest Rate and Monthly Payment adjustments.  The Servicer shall promptly, upon written request therefor, deliver to the Master Servicer such notifications and any additional applicable data regarding such adjustments and the methods used to calculate and implement such adjustments.  Upon the discovery by the Servicer or the receipt of notice from the Master Servicer that the Servicer has failed to adjust a Mortgage Interest Rate or Monthly Payment in accordance with the terms of the related Mortgage Note, the Servicer shall immediately deposit in the Custodial Account from its own funds the amount of any interest loss or deferral caused thereby.

Section 3.10    Completion and Recordation of Assignments of Mortgage.

As soon as practicable after the Closing Date, the Servicing Transfer Date or the date on which a Qualifying Substitute Mortgage Loan is delivered pursuant to Section 2.05 of the Trust Agreement, as applicable (but in no event more than 90 days thereafter except to the extent delays are caused by the applicable public recording office), the Servicer shall cause the endorsements on the Mortgage Note (if applicable), and the Assignments of Mortgage (subject to Section 3.01(a)) to be completed in the name of the Trustee (or MERS, as applicable).

Section 3.11    Protection of Accounts.

The Servicer may transfer the Custodial Account or any Escrow Account to a different Eligible Institution from time to time; provided that in the event the Custodial Account or any Escrow Account is held in a depository institution or trust company that ceases to be an Eligible Institution, the Servicer shall transfer such Custodial Account or Escrow Account, as the case may be, to an Eligible Institution.  Such transfer shall be made only upon obtaining the consent of the Master Servicer, which consent shall not be withheld unreasonably.

The Servicer shall bear any expenses, losses or damages sustained by the Master Servicer or the Trustee if the Custodial Account and/or the Escrow Account are not demand deposit accounts.

Amounts on deposit in the Custodial Account and the Escrow Account may at the option of the Servicer be invested in Eligible Investments.  Any such Eligible Investment shall mature no later than the Business Day immediately preceding the related Remittance Date; provided, however, that if such Eligible Investment is an obligation of a Qualified Depository (other than the Servicer) that maintains the Custodial Account or the Escrow Account, then such Eligible Investment may mature on the related Remittance Date.  Any such Eligible Investment shall be made in the name of the Servicer in trust for the benefit of the Trustee.  All income on or gain realized from any such Eligible Investment shall be for the benefit of the Servicer and may be withdrawn at any time by the Servicer.  Any losses incurred in respect of any such investment shall be deposited in the Custodial Account or the Escrow Account, by the Servicer out of its own funds immediately as realized.

Section 3.12    Payment of Taxes, Insurance and Other Charges.

With respect to each Mortgage Loan, the Servicer shall maintain accurate records reflecting the status of ground rents, taxes, assessments, water rates, sewer rents, and other charges which are or may become a lien upon the Mortgaged Property and the status of PMI Policy and LPMI Policy (if any) premiums and fire and hazard insurance coverage and shall obtain, from time to time, all bills for the payment of such charges (including renewal premiums) and shall effect payment thereof prior to the applicable penalty or termination date, employing for such purpose deposits of the Mortgagor in the Escrow Account which shall have been estimated and accumulated by the Servicer in amounts sufficient for such purposes, as allowed under the terms of the Mortgage.  The Servicer shall not be required to maintain records with respect to the payment of LPMI Premiums unless the Servicer shall be required to make payment of such premiums and such requirement shall be indicated on the Mortgage Loan Schedule with respect to each applicable Mortgage Loan.  The Servicer assumes full responsibility for the timely payment of all such bills, shall effect timely payment of all such charges irrespective of each Mortgagor’s faithful performance in the payment of same or the making of the Escrow Payments, and shall make advances from its own funds to effect such payments.  With regard to any Mortgage Loans for which the Mortgagor is not required to escrow Escrow Payments with the Servicer, the Servicer shall use reasonable efforts consistent with Accepted Servicing Practices to determine that any such payments are made by the Mortgagor at the time they first became due and shall insure that the Mortgaged Property is not lost to a tax lien as a result of nonpayment and that such Mortgage is not left uninsured and shall make advances from its own funds to effect any such delinquent payments to avoid the lapse of insurance coverage on the Mortgaged Property or to avoid the imposition of a tax lien.

Section 3.13    Maintenance of Hazard Insurance.

The Servicer shall cause to be maintained for each Mortgage Loan hazard insurance such that all buildings upon the Mortgaged Property are insured by a generally acceptable insurer against loss by fire, hazards of extended coverage and such other hazards as are customary in the area where the Mortgaged Property is located, in an amount which is at least equal to the greater of (i) the outstanding principal balance of the Mortgage Loan and (ii) an amount such that the proceeds thereof shall be sufficient to prevent the Mortgagor or the loss payee from becoming a co-insurer.

If upon origination of the Mortgage Loan, the related Mortgaged Property was located in an area identified in the Federal Register by the Flood Emergency Management Agency as having special flood hazards (and such flood insurance has been made available) a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration is in effect with a generally acceptable insurance carrier in an amount representing coverage equal to the lesser of (i) the minimum amount required, under the terms of coverage, to compensate for any damage or loss on a replacement cost basis (or the unpaid balance of the mortgage if replacement cost coverage is not available for the type of building insured) and (ii) the maximum amount of insurance which is available under the Flood Disaster Protection Act of 1973, as amended.  If at any time during the term of the Mortgage Loan, the Servicer determines in accordance with applicable law and pursuant to the Fannie Mae Guides that a Mortgaged Property is located in a special flood hazard area and is not covered by flood insurance or is covered in an amount less than the amount required by the Flood Disaster Protection Act of 1973, as amended, the Servicer shall notify the related Mortgagor that the Mortgagor must obtain such flood insurance coverage, and if said Mortgagor fails to obtain the required flood insurance coverage within forty-five (45) days after such notification, the Servicer shall force place the required flood insurance on the Mortgagor’s behalf.

Section 3.14    Maintenance of Mortgage Blanket Insurance.

The Servicer shall obtain and maintain a blanket policy insuring against losses arising from fire and hazards covered under extended coverage on all of the Mortgage Loans.  To the extent such policy provides coverage in an amount equal to the amount required pursuant to Section 3.13 and otherwise complies with all other requirements of Section 3.13, it shall conclusively be deemed to have satisfied its obligations as set forth in Section 3.13.  Any amounts collected by the Servicer under any such policy relating to a Mortgage Loan shall be deposited in the Custodial Account or Escrow Account subject to withdrawal pursuant to Sections 3.04 or 3.06.  Such policy may contain a deductible clause, in which case, in the event that there shall not have been maintained on the related Mortgaged Property a policy complying with Section 3.13, and there shall have been a loss which would have been covered by such policy, the Servicer shall deposit in the Custodial Account at the time of such loss the amount not otherwise payable under the blanket policy because of such deductible clause, such amount to be deposited from the Servicer’s funds, without reimbursement therefor.

Section 3.15    Restoration of Mortgaged Property.

The Servicer need not obtain the approval of the Trustee or the Master Servicer prior to releasing any Insurance Proceeds or Condemnation Proceeds to the Mortgagor to be applied to the restoration or repair of the Mortgaged Property if such release is in accordance with Accepted Servicing Practices.  At a minimum, with respect to claims greater than $10,000, the Servicer shall comply with the following conditions in connection with any such release of Insurance Proceeds or Condemnation Proceeds:

(i)         the Servicer shall receive satisfactory independent verification of completion of repairs and issuance of any required approvals with respect thereto;

(ii)        the Servicer shall take all steps necessary to preserve the priority of the lien of the Mortgage, including, but not limited to requiring waivers with respect to mechanics’ and materialmen’s liens; and

(iii)      pending repairs or restoration, the Servicer shall place the Insurance Proceeds or Condemnation Proceeds in the Escrow Account.

Section 3.16    Title, Management and Disposition of REO Property.

In the event that title to any Mortgaged Property is acquired in foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be taken in the name of the Trustee or its nominee (or MERS, as applicable), or in the event the Trustee is not authorized or permitted to hold title to real property in the state where the REO Property is located, or would be adversely affected under the “doing business” or tax laws of such state by so holding title, the deed or certificate of sale shall be taken in the name of such Person or Persons as shall be consistent with an Opinion of Counsel obtained by the Servicer (with a copy delivered to the Trustee) from any attorney duly licensed to practice law in the state where the REO Property is located.  The Person or Persons holding such title other than the Trustee shall acknowledge in writing that such title is being held as nominee for the Trustee.

The Servicer shall manage, conserve, protect and operate each REO Property for the Trustee solely for the purpose of its prompt disposition and sale.  The Servicer, either itself or through an agent selected by the Servicer, shall manage, conserve, protect and operate the REO Property in the same manner that it manages, conserves, protects and operates other foreclosed property for its own account, and in the same manner that similar property in the same locality as the REO Property is managed.  The Servicer shall attempt to sell the same (and may temporarily rent the same for a period not greater than one year, except as otherwise provided below) on such terms and conditions as the Servicer deems to be in the best interest of the Trustee and the Trust Fund.

The Servicer may permit an obligor to pay off a non-performing Mortgage Loan at less than its unpaid principal balance or chargeoff all or a portion of such non-performing Mortgage Loan if such discounted payoff or chargeoff is in accordance with Accepted Servicing Practices and the Servicer believes that such discounted payoff or chargeoff is in the best interest of the Trust Fund; provided that in the case of any proposed discounted payoff or proposed chargeoff, the Servicer shall notify the Master Servicer, by telecopy and telephone, of the proposed discounted payoff or chargeoff of any Mortgage Loan.  The Master Servicer shall be deemed to have approved the discounted payoff or chargeoff of any Mortgage Loan unless the Master Servicer notifies the Servicer in writing, within five (5) Business Days after its receipt of the related notice, that it disapproves of the discounted payoff or chargeoff, in which case the Servicer shall not proceed with such discounted payoff or chargeoff.

Notwithstanding anything to the contrary contained in this Section 3.16, in connection with a foreclosure or acceptance of a deed in lieu of foreclosure, in the event the Servicer has reasonable cause to believe that a Mortgaged Property is contaminated by hazardous or toxic substances or wastes, or if the Trustee or the Master Servicer otherwise requests, an environmental inspection or review of such Mortgaged Property to be conducted by a qualified inspector shall be arranged by the Servicer.  Upon completion of the inspection, the Servicer shall provide the Trustee and the Master Servicer with a written report of such environmental inspection.  In the event that the environmental inspection report indicates that the Mortgaged Property is contaminated by hazardous or toxic substances or wastes, the Servicer shall not proceed with foreclosure or acceptance of a deed in lieu of foreclosure.  In the event that the environmental inspection report is inconclusive as to whether or not the Mortgaged Property is contaminated by hazardous or toxic substances or wastes, the Servicer shall not, without the prior approval of the Master Servicer, proceed with foreclosure or acceptance of a deed in lieu of foreclosure.  In such instance, the Master Servicer shall be deemed to have approved such foreclosure or acceptance of a deed in lieu of foreclosure unless the Master Servicer notifies the Servicer in writing, within two (2) Business Days after its receipt of written notice of the proposed foreclosure or deed in lieu of foreclosure from the Servicer, that it disapproves of the related foreclosure or acceptance of a deed in lieu of foreclosure.  The Servicer shall be reimbursed for all Servicing Advances made pursuant to this paragraph with respect to the related Mortgaged Property from the Custodial Account.

Subject to the approval of the Master Servicer as described in this paragraph, the disposition of REO Property shall be carried out by the Servicer at such price, and upon such terms and conditions, as the Servicer deems to be in the best interests of the Trust Fund.  Prior to acceptance by the Servicer of an offer to sell any REO Property, the Servicer shall notify the Master Servicer of such offer in writing which notification shall set forth all material terms of said offer (each, a “Notice of Sale”).  The Master Servicer shall be deemed to have approved the sale of any REO Property unless the Master Servicer notifies the Servicer in writing, within two (2) Business Days after its receipt of the related Notice of Sale, that it disapproves of the related sale, in which case the Servicer shall not proceed with the sale.  With respect to any REO Property, upon a REO Disposition, the Servicer shall be entitled to retain from REO Disposition Proceeds a disposition fee equal to $1,500.

In the event that the Trust Fund acquires any REO Property in connection with a default or imminent default on a Mortgage Loan, the Servicer shall dispose of such REO Property not later than the end of the third taxable year after the year of its acquisition by the Trust Fund unless the Servicer has applied for and received a grant of extension from the Internal Revenue Service to the effect that, under the REMIC Provisions and any relevant proposed legislation and under applicable state law, the applicable Trust REMIC may hold REO Property for a longer period without adversely affecting the REMIC status of such REMIC or causing the imposition of a federal or state tax upon such REMIC and has notified the Master Servicer and the Trustee of such extension by providing a copy of the application and the grant of such extension to the Trustee and the Master Servicer.  If the Servicer has received such an extension, then the Servicer shall continue to attempt to sell the REO Property for its fair market value for such period longer than three years as such extension permits (the “Extended Period”).  If the Servicer has not received such an extension and the Servicer is unable to sell the REO Property within the period ending 3 months before the end of such third taxable year after its acquisition by the Trust Fund or if the Servicer has received such an extension, and the Servicer is unable to sell the REO Property within the period ending three months before the close of the Extended Period, the Servicer shall, before the end of the three-year period or the Extended Period, as applicable, (i) purchase such REO Property at a price equal to the REO Property’s fair market value or (ii) auction the REO Property to the highest bidder (which may be the Servicer) in an auction reasonably designed to produce a fair price prior to the expiration of the three-year period or the Extended Period, as the case may be.  The Trustee shall sign any document or take any other action reasonably requested by the Servicer which would enable the Servicer, on behalf of the Trust Fund, to request such grant of extension.

Notwithstanding any other provisions of this Agreement, no REO Property acquired by the Trust Fund shall be rented (or allowed to continue to be rented) or otherwise used by or on behalf of the Trust Fund in such a manner or pursuant to any terms that would:  (i) cause such REO Property to fail to qualify as “foreclosure property” within the meaning of Section 860G(a)(8) of the Code; or (ii) subject any Trust REMIC to the imposition of any federal income taxes on the income earned from such REO Property, including any taxes imposed by reason of Sections 860F or 860G(c) of the Code, unless the Servicer has agreed to indemnify and hold harmless the Trust Fund with respect to the imposition of any such taxes.

The Servicer shall also maintain on each REO Property fire and hazard insurance with extended coverage in amount which is at least equal to the maximum insurable value of the improvements which are a part of such property, liability insurance and, to the extent required and available under the Flood Disaster Protection Act of 1973, as amended, flood insurance in the amount required above.

The Servicer shall withdraw from the Custodial Account funds necessary for the proper operation, management and maintenance of the REO Property, including the cost of maintaining any hazard insurance pursuant to the Fannie Mae Guides.  The Servicer shall make monthly distributions on each Remittance Date to the Master Servicer of the net cash flow from the REO Property (which shall equal the revenues from such REO Property net of the expenses described in this Section 3.16 and of any reserves reasonably required from time to time to be maintained to satisfy anticipated liabilities for such expenses).

If the Servicer determines that, in accordance with Accepted Servicing Practices, it is in the best interest of the Trustee or the Trust Fund not to proceed with foreclosure or accept a deed in lieu of foreclosure, the Servicer shall have the right to do so with the consent of the Master Servicer, whereupon the related Mortgage Loan shall be deemed to be finally liquidated and the Servicer shall have the right to release the lien of the Mortgage on the related Mortgaged Property and the Servicer shall be entitled to reimbursement for all outstanding unreimbursed Monthly Advances and Servicing Advances from the Custodial Account in accordance with Sections 3.04(viii) and (ix).

Section 3.17    Real Estate Owned Reports.

Together with the statement furnished pursuant to Section 4.02, the Servicer shall furnish to the Master Servicer on or before the Remittance Date each month a statement with respect to any REO Property covering the operation of such REO Property for the previous month and the Servicer’s efforts in connection with the sale of such REO Property and any rental of such REO Property incidental to the sale thereof for the previous month.  That statement shall be accompanied by such other information as the Master Servicer shall reasonably request.

Section 3.18    MERS.

(a)  The Servicer shall use its Best Efforts to cause the Trustee to be identified as the owner of each MERS Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS.

(b)  The Servicer shall maintain in good standing its membership in MERS.  In addition, the Servicer shall comply with all rules, policies and procedures of MERS, including the Rules of Membership, as amended, and the MERS Procedures Manual, as amended.

(c)  With respect to all MERS Mortgage Loans serviced hereunder, the Servicer shall promptly notify MERS as to any transfer of beneficial ownership of such Mortgage Loans of which the Servicer has notice.

(d)  With respect to all MERS Mortgage Loans serviced hereunder, the Servicer shall notify MERS as to any transfer of servicing pursuant to Section 3.15 or Section 9.01 within 10 Business Days of such transfer of servicing.  The Servicer shall cooperate with the Trustee, the Master Servicer and any successor servicer to the extent necessary to ensure that such transfer of servicing is appropriately reflected on the MERS system.

Section 3.19    Waiver of Prepayment Penalty Amounts.

Except as provided below, the Servicer or any designee of the Servicer shall not waive any Prepayment Penalty Amount with respect to any Mortgage Loan.  If the Servicer or its designee fails to collect a Prepayment Penalty Amount at the time of the related prepayment of any Mortgage Loan subject to such Prepayment Penalty Amount, the Servicer shall pay to the Trust Fund at such time (by deposit to the Custodial Account) an amount equal to the amount of the Prepayment Penalty Amount not collected; provided, however, the Servicer shall not have any obligation to pay the amount of any uncollected Prepayment Penalty Amount under this Section 3.19 if the failure to collect such amount is the result of inaccurate or incomplete information in the Prepayment Penalty Amount Schedule provided by the Seller and which is included as part of the Mortgage Loan Schedule attached hereto as Exhibit A.  The Prepayment Penalty Amounts listed on the Prepayment Penalty Amount Schedule attached hereto as Exhibit A are complete, true and accurate and may be relied on by the Servicer in its calculation of Prepayment Penalty Amounts.  If the Prepayment Penalty Amount data set forth on Exhibit A is incorrect, then the Servicer shall have no liability for any loss resulting from calculation of Prepayment Penalty Amounts using the data provided.  Notwithstanding the above, the Servicer or its designee may waive a Prepayment Penalty Amount without paying to the Trust Fund the amount of such Prepayment Penalty Amount only if such Prepayment Penalty Amount (i) relates to a defaulted Mortgage Loan or a reasonably foreseeable default, such waiver is standard and customary in servicing similar mortgage loans to the Mortgage Loan, and such waiver, in the reasonable judgment of the Servicer would maximize recovery of total proceeds from the Mortgage Loan, taking into account the amount of such Prepayment Charge and the related Mortgage  Loan, or (ii) relates to a prepayment charge the collection of which, if collected, would be a violation of applicable laws.

Section 3.20    Safeguarding Customer Information.

The Servicer has implemented and will maintain security measures designed to meet the objectives of the Interagency Guidelines Establishing Standards for Safeguarding Customer Information published in final form on February 1, 2001, 66 Fed. Reg. 8616 and the rules promulgated thereunder, as amended from time to time (the “Guidelines”).

The Servicer shall promptly provide the Master Servicer and the Trustee information reasonably available to it regarding such security measures upon the reasonable request of the Master Servicer and the Trustee which information shall include, but not be limited to, any Statement on Auditing Standards (SAS) No. 70 report covering the Servicer’s operations, and any other audit reports, summaries of test results or equivalent measures taken by the Servicer with respect to its security measures to the extent reasonably necessary in order for the Seller to satisfy its obligations under the Guidelines.

ARTICLE IV.

PAYMENTS TO MASTER SERVICER

Section 4.01    Remittances.

On each Remittance Date the Servicer shall remit by wire transfer of immediately available funds to the Master Servicer (i) all amounts deposited in the Custodial Account as of the close of business on the last day of the related Due Period (net of charges against or withdrawals from the Custodial Account pursuant to Section 3.04), plus (ii) all Monthly Advances, if any, which the Servicer is obligated to make pursuant to Section 4.03, minus (iii) any amounts attributable to Principal Prepayments, Liquidation Proceeds, Insurance Proceeds, Condemnation Proceeds or REO Disposition Proceeds received after the applicable Prepayment Period, which amounts shall be remitted on the following Remittance Date, together with any additional interest required to be deposited in the Custodial Account in connection with such Principal Prepayment in accordance with Section 3.03(vi), and minus (iv) any amounts attributable to Monthly Payments collected but due on a Due Date or Due Dates subsequent to the first day of the month in which such Remittance Date occurs, which amounts shall be remitted on the Remittance Date next succeeding the Due Date related to such Monthly Payment.

With respect to any remittance received by the Master Servicer after the Business Day on which such payment was due, the Servicer shall pay to the Master Servicer interest on any such late payment at an annual rate equal to the Prime Rate, adjusted as of the date of each change, plus two (2) percentage points, but in no event greater than the maximum amount permitted by applicable law.  Such interest shall be deposited in the Custodial Account by the Servicer on the date such late payment is made and shall cover the period commencing with the day following such Business Day and ending with the Business Day on which such payment is made, both inclusive.  Such interest shall be remitted along with the distribution payable on the next succeeding Remittance Date.  The payment by the Servicer of any such interest shall not be deemed an extension of time for payment or a waiver of any Event of Default by the Servicer.

All remittances required to be made to the Master Servicer shall be made to the following wire account or to such other account as may be specified by the Master Servicer from time to time:

JPMorgan Chase Bank, National Association

New York, New York

ABA#:  021-000-021

Account Name:  Aurora Loan Services LLC,

Master Servicing Payment Clearing Account

Account Number:  066-611059

Beneficiary:  Aurora Loan Services LLC

            For further credit to:  SASCO 2005-15

Section 4.02    Statements to Master Servicer.

Not later than the tenth calendar day of each month (or if such calendar day is not a Business Day, the immediately preceding Business Day), the Servicer shall furnish to the Master Servicer (i) a monthly remittance advice in the format set forth in Exhibit D-1 hereto and a monthly default loan report in the format set forth in Exhibit D-2 hereto (or in such other format mutually agreed between the Servicer and the Master Servicer) relating to the period ending on the last day of the preceding calendar month and (ii) all such information required pursuant to clause (i) above on a magnetic tape or other similar media reasonably acceptable to the Master Servicer.  The Servicer shall include in the monthly remittance advice information regarding each Employee Mortgage Loan.  The format of this monthly reporting may be amended from time to time to the extent necessary to comply with applicable law or the terms of the Trust Agreement.

Not later than the seventeenth day of each month, the Servicer shall furnish to the Master Servicer (a) a monthly payoff remittance advice regarding any Principal Prepayments in full applied to the related Mortgage Loan on or after the seventeenth day of the month preceding the month of such reporting date, but on or before the sixteenth day of the month of such reporting date, containing such information and in such format as is mutually acceptable to the Master Servicer and the Servicer, and in any event containing sufficient information to permit the Master Servicer to properly report Principal Prepayment in full information to the Trustee under the Trust Agreement and (b) all such information required pursuant to clause (a) above in electronic format, on magnetic tape or other similar media reasonably acceptable to the Master Servicer.

In addition, no later than March 15 of each calendar year, commencing March 15, 2006, the Servicer shall furnish to each Person who was an owner of the Mortgage Loans at any time during such calendar year as required by applicable law or if not required by applicable law, at the request of such owner as to the aggregate of remittances for the applicable portion of such year.

The Master Servicer may request that the Servicer provide, at the Master Servicer’s expense, an appraisal or a broker price opinion on any Mortgage Loan which is 90 days or more delinquent.  The Servicer shall use its best efforts to deliver such appraisal or broker price opinion to the Master Servicer within 15 calendar days after such request.

Such obligation of the Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Servicer pursuant to any requirements of the Internal Revenue Code as from time to time are in force.

Beginning with calendar year 2005, the Servicer shall provide the Master Servicer with such information concerning the Mortgage Loans as is necessary for the Master Servicer or the Trustee to prepare the Trust Fund’s federal income tax return as the Master Servicer or the Trustee may reasonably request from time to time.

Section 4.03    Monthly Advances by Servicer.

On the Business Day immediately preceding each Remittance Date, the Servicer shall deposit in the Custodial Account from its own funds or from amounts held for future distribution, or both, an amount equal to the aggregate of all Monthly Advances relating to Monthly Payments which were due on the Mortgage Loans during the applicable Due Period and which were delinquent at the close of business on the immediately preceding Determination Date or which were deferred pursuant to Section 3.01.  The Servicer’s obligation to make such Monthly Advances as to any Mortgage Loan will continue through the last Monthly Payment due prior to the payment in full of the Mortgage Loan, or through the last Remittance Date prior to the Remittance Date for the distribution of all Liquidation Proceeds and other payments or recoveries (including Insurance Proceeds and Condemnation Proceeds) with respect to the Mortgage Loan unless the Servicer deems such Monthly Advances to be unrecoverable, as evidenced by an Officer’s Certificate of the Servicer delivered to the Master Servicer.

ARTICLE V.

GENERAL SERVICING PROCEDURES

Section 5.01    Servicing Compensation.

As consideration for servicing the Mortgage Loans subject to this Agreement, the Servicer shall retain (i) the relevant Servicing Fee for each Mortgage Loan remaining subject to this Agreement during any month and (ii) Ancillary Income.  In addition, if at any time the Servicer is the Retained Interest Holder with respect to any Mortgage Loans, then the Servicer, as the Retained Interest Holder, shall retain an amount equal to the Retained Interest relating to such Mortgage Loans; provided, that (i) the Trustee and the Master Servicer shall have no obligation to make payment of the Retained Interest to the Servicer and (ii) the Servicer’s right to retain the Retained Interest is limited to (and the Retained Interest may only be retained from) the interest portion (including recoveries with respect to interest from Liquidation Proceeds to the extent permitted by Section 3.04 of this Agreement) of the Monthly Payments collected by the Servicer with respect to those Mortgage Loans for which payment is in fact made of the entire amount of the Monthly Payment.  The Servicing Fee shall be payable monthly.  The Servicing Fees shall be payable only at the time of and with respect to those Mortgage Loans for which payment is in fact made of the entire amount of the Monthly Payment or as otherwise provided in Section 3.04.  The obligation of the Trust Fund (if any) to pay the Servicing Fees is limited as provided in Section 3.04.  The aggregate of the Servicing Fees payable to the Servicer for any month with respect to the Mortgage Loans shall be reduced by any Prepayment Interest Shortfall Amount with respect to such month.  Any Prepayment Interest Excess Amount shall be retained by, or paid to, the Servicer as a part of the Servicing Fee.

The Servicer shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder and shall not be entitled to reimbursement thereof except as specifically provided for herein.

Section 5.02    Annual Audit Report.

On or before March 15th of each year, beginning with March 15, 2006, the Servicer shall, at its own expense, cause a firm of independent public accountants (who may also render other services to Servicer), which is a member of the American Institute of Certified Public Accountants, to furnish to the Seller, the Trustee, the Depositor and the Master Servicer (i) year-end audited (if available) financial statements of the Servicer and (ii) a statement to the effect that such firm has examined certain documents and records for the preceding fiscal year (or during the period from the date of commencement of such Servicer’s duties hereunder until the end of such preceding fiscal year in the case of the first such certificate) and that, on the basis of such examination conducted substantially in compliance with the Uniform Single Attestation Program for Mortgage Bankers (or such other attestation program as may be required by applicable law or regulation), such firm is of the opinion that Servicer’s overall servicing operations have been conducted in compliance with the Uniform Single Attestation Program for Mortgage Bankers (or such other attestation program as may be required by applicable law or regulation) except for such exceptions that, in the opinion of such firm, the Uniform Single Attestation Program for Mortgage Bankers requires it to report, in which case such exceptions shall be set forth in such statement.

Section 5.03    Annual Officer’s Certificate.

(a)        On or before March 15th of each year, beginning with March 15, 2006, the Servicer, at its own expense, will deliver to the Seller, the Depositor, the Trustee and the Master Servicer (i) a Servicing Officer’s certificate stating, as to each signer thereof, that (1) a review of the activities of the Servicer during such preceding fiscal year and of performance under this Agreement has been made under such officers’ supervision, and (2) to the best of such officers’ knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement for such year, or, if there has been a default in the fulfillment of all such obligations, specifying each such default known to such officers and the nature and status thereof including the steps being taken by the Servicer to remedy such default and/or (ii) such other certificates as may be required under applicable law or regulation.

(b)        For so long as a certificate under the Sarbanes-Oxley Act of 2002, as amended, (“Sarbanes-Oxley”) is required to be given on behalf of the Trust Fund, no later than March 15th of each year (or if not a Business Day, the immediately preceding Business Day), beginning with March 15, 2006, or at any other time that the Master Servicer or the Depositor provides a certification pursuant to Sarbanes-Oxley and upon thirty (30) days’ written request of such parties, an officer of the Servicer shall execute and deliver an Officer’s Certificate to the Master Servicer, the Trustee and the Depositor for the benefit of the Trust Fund, the Master Servicer and the Depositor and their officers, directors and affiliates, in the form of Exhibit E hereto or as may be required by applicable law or regulation.

            (c)        The Servicer shall indemnify and hold harmless the Master Servicer, the Depositor and their respective officers, directors, agents and affiliates from and against any losses, damages, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments and other costs and expenses arising out of or based upon a breach by the Servicer or any of its officers, directors, agents or affiliates of its obligations under this Section 5.03 or the negligence, bad faith or willful misconduct of the Servicer in connection therewith. If the indemnification provided for herein is unavailable or insufficient to hold harmless the Master Servicer and/or the Depositor, then the Servicer agrees that it shall contribute to the amount paid or payable by the Master Servicer and/or the Depositor as a result of the losses, claims, damages or liabilities of the Master Servicer and/or the Depositor in such proportion as is appropriate to reflect the relative fault of the Master Servicer and/or the Depositor on the one hand and the Servicer on the other in connection with a breach of the Servicer’s obligations under this Section 5.03 or the Servicer’s negligence, bad faith or willful misconduct in connection therewith.

Section 5.04    Transfers of Mortgaged Property.

The Servicer shall use its best efforts to enforce any “due-on-sale” provision contained in any Mortgage or Mortgage Note and to deny assumption by the person to whom the Mortgaged Property has been or is about to be sold whether by absolute conveyance or by contract of sale, and whether or not the Mortgagor remains liable on the Mortgage and the Mortgage Note.  When the Mortgaged Property has been conveyed by the Mortgagor, the Servicer shall, to the extent it has knowledge of such conveyance, exercise its rights to accelerate the maturity of such Mortgage Loan under the “due-on-sale” clause applicable thereto, provided, however, that the Servicer shall not exercise such rights if prohibited by law from doing so or if the exercise of such rights would impair or threaten to impair any recovery under the related PMI Policy or LPMI Policy, if any.

If the Servicer reasonably believes it is unable under applicable law to enforce such “due-on-sale” clause, the Servicer shall enter into (i) an assumption and modification agreement with the person to whom such property has been conveyed, pursuant to which such person becomes liable under the Mortgage Note and the original Mortgagor remains liable thereon or (ii) in the event the Servicer is unable under applicable law to require that the original Mortgagor remain liable under the Mortgage Note and the Servicer has the prior consent of the primary mortgage guaranty insurer, a substitution of liability agreement with the owner of the Mortgaged Property pursuant to which the original Mortgagor is released from liability and the owner of the Mortgaged Property is substituted as Mortgagor and becomes liable under the Mortgage Note; provided that no such substitutions should be permitted unless such person satisfies the underwriting criteria of the Servicer and has a credit risk rating at least equal to that of the original Mortgagor.  The Mortgage Loan, as assumed, shall conform in all respects to the requirements, representations and warranties of this Agreement.  The Servicer shall notify the Master Servicer that any such assumption or substitution agreement has been contemplated by forwarding to the Master Servicer a copy of such assumption or substitution agreement (indicating the Mortgage File to which it relates).  The Servicer shall forward an original copy of such agreement to the applicable Custodian to be held by such Custodian with the other documents related to such Mortgage Loan.  The Servicer shall be responsible for recording any such assumption or substitution agreements.  In connection with any such assumption or substitution agreement, the Monthly Payment on the related Mortgage Loan shall not be changed but shall remain as in effect immediately prior to the assumption or substitution, the Mortgage Interest Rate, the stated maturity or the outstanding principal amount of such Mortgage Loan shall not be changed nor shall any required monthly payments of principal or interest be deferred or forgiven.  Any assumption fee collected by the Servicer for entering into an assumption agreement shall be retained by the Servicer as additional servicing compensation.  In connection with any such assumption, none of the Mortgage Interest Rate borne by the related Mortgage Note, the term of the Mortgage Loan or the outstanding principal amount of the Mortgage Loan shall be changed.

ARTICLE VI.

REPRESENTATIONS, WARRANTIES

AND AGREEMENTS

Section 6.01    Representations, Warranties and Agreements of the Servicer.

The Servicer, as a condition to the consummation of the transactions contemplated hereby, hereby makes the following representations and warranties to the Seller, the Master Servicer and the Trustee as of the Closing Date:

(a)  Due Organization and Authority.  The Servicer is a limited liability company duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation and has all licenses necessary to carry on its business as now being conducted and is licensed, qualified and in good standing in each state where a Mortgaged Property is located if the laws of such state require licensing or qualification in order to conduct business of the type conducted by the Servicer, and in any event the Servicer is in compliance with the laws of any such state to the extent necessary to ensure the enforceability of the terms of this Agreement; the Servicer has the full power and authority to execute and deliver this Agreement and to perform in accordance herewith; the execution, delivery and performance of this Agreement (including all instruments of transfer to be delivered pursuant to this Agreement) by the Servicer and the consummation of the transactions contemplated hereby have been duly and validly authorized; this Agreement evidences the valid, binding and enforceable obligation of the Servicer and all requisite action has been taken by the Servicer to make this Agreement valid and binding upon the Servicer in accordance with its terms;

(b)  Ordinary Course of Business.  The consummation of the transactions contemplated by this Agreement are in the ordinary course of business of the Servicer;

(c)  No Conflicts.  Neither the execution and delivery of this Agreement, the acquisition of the servicing responsibilities by the Servicer or the transactions contemplated hereby, nor the fulfillment of or compliance with the terms and conditions of this Agreement, will conflict with or result in a breach of any of the terms, conditions or provisions of the Servicer’s organizational documents or any legal restriction or any agreement or instrument to which the Servicer is now a party or by which it is bound, or constitute a default or result in an acceleration under any of the foregoing, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Servicer or its property is subject, or impair the ability of the Servicer to service the Mortgage Loans, or impair the value of the Mortgage Loans;

(d)  Ability to Perform.  The Servicer does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement;

(e)  No Litigation Pending.  There is no action, suit, proceeding or investigation pending or threatened against the Servicer which, either in any one instance or in the aggregate, may result in any material adverse change in the business, operations, financial condition, properties or assets of the Servicer, or in any material impairment of the right or ability of the Servicer to carry on its business substantially as now conducted, or in any material liability on the part of the Servicer, or which would draw into question the validity of this Agreement or of any action taken or to be taken in connection with the obligations of the Servicer contemplated herein, or which would be likely to impair materially the ability of the Servicer to perform under the terms of this Agreement;

(f)  No Consent Required.  No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Servicer of or compliance by the Servicer with this Agreement;

(g)  Ability to Service.  The Servicer is an approved seller/servicer of conventional residential mortgage loans for Fannie Mae or Freddie Mac, with the facilities, procedures and experienced personnel necessary for the sound servicing of mortgage loans of the same type as the Mortgage Loans.  The Servicer is in good standing to service mortgage loans for either Fannie Mae or Freddie Mac.  The Servicer is a member in good standing of the MERS system;

(h)  No Untrue Information.  Neither this Agreement nor any statement, report or other document furnished or to be furnished pursuant to this Agreement or in connection with the transactions contemplated hereby contains any untrue statement of fact or omits to state a fact necessary to make the statements contained therein not misleading;

(i)   No Commissions to Third Parties.  The Servicer has not dealt with any broker or agent or anyone else who might be entitled to a fee or commission in connection with this transaction other than the Seller; and

(j)   Fair Credit Reporting Act.  The Servicer for each mortgage loan has fully furnished, in accordance with the Fair Credit Reporting Act and its implementing regulations, accurate and complete information (e.g., favorable and unfavorable) on its borrower credit files to Equifax, Experian and Trans Union Credit Information Company (three of the credit repositories), on a monthly basis.

Section 6.02    Remedies for Breach of Representations and Warranties of the Servicer.

It is understood and agreed that the representations and warranties set forth in Section 6.01 shall survive the engagement of the Servicer to perform the servicing responsibilities as of the Closing Date or Servicing Transfer Date, as applicable, hereunder and the delivery of the Servicing Files to the Servicer and shall inure to the benefit of the Seller and the Trustee.  Upon discovery by either the Servicer, the Master Servicer or the Seller of a breach of any of the foregoing representations and warranties which materially and adversely affects the ability of the Servicer to perform its duties and obligations under this Agreement or otherwise materially and adversely affects the value of the Mortgage Loans, the Mortgaged Property or the priority of the security interest on such Mortgaged Property or the interest of the Seller or the Trustee, the party discovering such breach shall give prompt written notice to the other.

Within 60 days of the earlier of either discovery by or notice to the Servicer of any breach of a representation or warranty set forth in Section 6.01 which materially and adversely affects the ability of the Servicer to perform its duties and obligations under this Agreement or otherwise materially and adversely affects the value of the Mortgage Loans, the Mortgaged Property or the priority of the security interest on such Mortgaged Property, the Servicer shall use its Best Efforts promptly to cure such breach in all material respects and, if such breach cannot be cured, the Servicer shall, at the Trustee’s or the Master Servicer’s option, assign the Servicer’s rights and obligations under this Agreement (or respecting the affected Mortgage Loans) to a successor Servicer.  Such assignment shall be made in accordance with Sections 9.01 and 9.02.

In addition, the Servicer shall indemnify the Seller, the Trustee and the Master Servicer (and each of their respective directors, officers, employees and agents) and the Trust Fund, and hold each of them harmless against any Costs resulting from any claim, demand, defense or assertion based on or grounded upon, or resulting from, a breach of the Servicer representations and warranties contained in this Agreement.  It is understood and agreed that the remedies set forth in this Section 6.02 constitute the sole remedies of the Seller, the Master Servicer and the Trustee respecting a breach of the foregoing representations and warranties.

Any cause of action against the Servicer relating to or arising out of the breach of any representations and warranties made in Section 6.01 shall accrue upon (i) discovery of such breach by the Servicer or notice thereof by the Seller or the Master Servicer to the Servicer, (ii) failure by the Servicer to cure such breach within the applicable cure period, and (iii) demand upon the Servicer by the Seller or the Master Servicer for compliance with this Agreement.

Section 6.03    Additional Indemnification by the Servicer; Third Party Claims.

The Servicer shall indemnify the Seller, the Depositor, the Trustee and the Master Servicer (and each of their respective directors, officers, employees and agents) and the Trust Fund, and hold them harmless against any and all Costs that any such indemnified party may sustain in any way related to (i) the failure of the Servicer to perform its duties and service the Mortgage Loans in material compliance with the terms of this Agreement (including, but not limited to its obligation to provide the certification pursuant to Section 5.03(b) hereunder) or for any inaccurate or misleading information provided in the certification required pursuant to Section 5.03(b) or (ii) the failure of the Servicer to cause any event to occur or not to occur which would have occurred or would not have occurred, as applicable, if the Servicer were applying Accepted Servicing Practices under this Agreement.  The Servicer shall immediately notify the Seller, the Depositor, the Master Servicer, the Trustee or any other relevant party if a claim is made by a third party with respect to this Agreement or the Mortgage Loans, assume (with the prior written consent of the indemnified party in the event of an indemnified claim) the defense of any such claim and pay all expenses in connection therewith, including counsel fees, promptly pay, discharge and satisfy any judgment or decree which may be entered against it or any other party in respect of such claim and follow any written instructions received from such indemnifying party in connection with such claim.  Subject to the Servicer’s indemnification pursuant to Section 6.02, or the failure of the Servicer to service and administer the Mortgage Loans in material compliance with the terms of this Agreement, the Trust Fund shall indemnify the Servicer and hold the Servicer harmless against any and all Costs that the Servicer may sustain in connection with any legal action relating to this Agreement, the Certificates or the origination or Servicing of the Mortgage Loans by any prior owner or servicer, other than any Costs incurred by reason of the Servicer’s willful misfeasance, bad faith or negligence in the performance of duties hereunder or by reason of its reckless disregard of obligations and duties hereunder.

Section 6.04    [Reserved].

Section 6.05    Indemnification with Respect to Certain Taxes and Loss of REMIC Status.

In the event that any REMIC fails to qualify as a REMIC, loses its status as a REMIC, or incurs federal, state or local taxes as a result of a prohibited transaction or prohibited contribution under the REMIC Provisions due to the negligent performance by the Servicer of its duties and obligations set forth herein, the Servicer shall indemnify the Holder of the related Residual Certificate, the Master Servicer, the Trustee and the Trust Fund (and each of their respective directors, officers, employees and agents) against any and all losses, claims, damages, liabilities or expenses (“Losses”) resulting from such negligence; provided, however, that the Servicer shall not be liable for any such Losses attributable to the action or inaction of the Trustee, the Depositor or the Holder of such Residual Certificate, as applicable, nor for any such Losses resulting from misinformation provided by the Holder of such Residual Certificate on which the Servicer has relied.  The foregoing shall not be deemed to limit or restrict the rights and remedies of the Holder of such Residual Certificate, the Trustee and the Trust Fund now or hereafter existing at law or in equity or otherwise.  Notwithstanding the foregoing, however, in no event shall the Servicer have any liability (1) for any action or omission that is taken in accordance with and in compliance with the express terms of, or which is expressly permitted by the terms of, this Agreement, (2) for any Losses other than arising out of a negligent performance by the Servicer of its duties and obligations set forth herein, and (3) for any special or consequential damages to Certificateholders (in addition to payment of principal and interest on the Certificates).

Section 6.06    Reporting Requirements of the Commission and Indemnification.

Notwithstanding any other provision of this Agreement, the Servicer shall (i) agree to such modifications and enter into such amendments to this Agreement as may be necessary, in the judgment of the Depositor, the Master Servicer and their respective counsel, to comply with any rules promulgated by the U.S. Securities and Exchange Commission (the “Commission”) and any interpretations thereof by the staff of the Commission (collectively, “SEC Rules”) and (ii) promptly upon request provide to the Depositor for inclusion in any periodic report required to be filed under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), such items of information regarding this Agreement and matters related to the Servicer, including as applicable (by way of example and not limitation), a description of any material litigation or governmental action or proceeding involving the Servicer or its affiliates (collectively, the “Servicer Information”), provided, that such information shall be required to be provided by the Servicer only to the extent that such shall be determined by the Depositor in its sole discretion and its counsel to be necessary or advisable to comply with any SEC Rules.

The Servicer hereby agrees to indemnify and hold harmless the Depositor, the Master Servicer, the Trustee, their respective officers and directors and each person, if any, who controls the Depositor, the Master Servicer or the Trustee within the meaning of Section 15 of the Securities Act of 1933, as amended (the “Act”), or Section 20 of the Exchange Act, from and against any and all losses, claims, expenses, damages or liabilities to which the Depositor, the Master Servicer, the Trustee, their respective officers or directors and any such controlling person may become subject under the Act or otherwise, as and when such losses, claims, expenses, damages or liabilities are incurred, insofar as such losses, claims, expenses, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Servicer Information or arise out of, or are based upon, the omission or alleged omission to state therein any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and will reimburse the Depositor, the Master Servicer, the Trustee, their respective officers and directors and any such controlling person for any legal or other expenses reasonably incurred by it or any of them in connection with investigating or defending any such loss, claim, expense, damage, liability or action, as and when incurred; provided, however, that the Servicer shall be liable only insofar as such untrue statement or alleged untrue statement or omission or alleged omission relates solely to the information in the Servicer Information furnished to the Depositor, the Master Servicer or the Trustee by or on behalf of the Servicer specifically in connection with this Agreement.

ARTICLE VII.

THE SERVICER

Section 7.01    Merger or Consolidation of the Servicer.

The Servicer shall keep in full effect its existence, rights and franchises as a limited liability company, and shall obtain and preserve its qualification to do business as a foreign entity in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement or any of the Mortgage Loans and to perform its duties under this Agreement.

Any Person into which the Servicer may be merged or consolidated, or any corporation (or limited liability company) resulting from any merger, conversion or consolidation to which the Servicer shall be a party, or any Person succeeding to the business of the Servicer, shall be the successor of the Servicer hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding, provided, however, that the successor or surviving Person shall be an institution (i) having a net worth of not less than $25,000,000, and (ii) which is a Fannie Mae or Freddie Mac approved servicer in good standing.

Section 7.02    Limitation on Liability of the Servicer and Others.

Neither the Servicer nor any of the directors, officers, employees or agents of the Servicer shall be under any liability to the Seller, the Master Servicer or the Trustee for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Servicer or any such person against any breach of warranties or representations made herein, or failure to perform its obligations in strict compliance with any standard of care set forth in this Agreement, or any liability which would otherwise be imposed by reason of any breach of the terms and conditions of this Agreement. The Servicer and any director, officer, employee or agent of the Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder.  The Servicer shall not be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its duties to service the Mortgage Loans in accordance with this Agreement and which in its opinion may involve it in any expense or liability, provided, however, that the Servicer may, with the consent of the Master Servicer, undertake any such action which it may deem necessary or desirable in respect of this Agreement and the rights and duties of the parties hereto.  In such event, the Servicer shall be entitled to reimbursement from the Trust Fund for the reasonable legal expenses and costs of such action.

Section 7.03    Limitation on Resignation and Assignment by the Servicer.

The Seller has entered into this Agreement with the Servicer in reliance upon the independent status of the Servicer, and the representations as to the adequacy of its servicing facilities, plant, personnel, records and procedures, its integrity, reputation and financial standing, and the continuance thereof.  Therefore, the Servicer shall neither assign its rights under this Agreement or the servicing hereunder nor delegate its duties hereunder or any portion thereof, or sell or otherwise dispose of all or substantially all of its property or assets without, in each case, the prior written consent of the Seller (as owner of the servicing rights relating to the Mortgage Loans) and the Master Servicer, which consent, in the case of an assignment of rights or delegation of duties, shall be granted or withheld in the discretion of the Seller and the Master Servicer, and which consent, in the case of a sale or disposition of all or substantially all of the property or assets of the Servicer, shall not be unreasonably withheld; provided, that in each case, there must be delivered to the Master Servicer and the Trustee a letter from each Rating Agency to the effect that such transfer of servicing or sale or disposition of assets will not result in a qualification, withdrawal or downgrade of the then-current rating of any of the Certificates.  Notwithstanding the foregoing, the Servicer, without the consent of the Seller (as owner of the servicing rights relating to the Mortgage Loans), the Master Servicer or the Trustee, may retain third party contractors to perform certain servicing and loan administration functions, including without limitation, hazard insurance administration, tax payment and administration, flood certification and administration, collection services and similar functions; provided, that the retention of such contractors by Servicer shall not limit the obligation of the Servicer to service the Mortgage Loans pursuant to the terms and conditions of this Agreement.

The Servicer shall not resign from the obligations and duties hereby imposed on it except by mutual consent of the Servicer and the Master Servicer or upon the determination that its duties hereunder are no longer permissible under applicable law and such incapacity cannot be cured by the Servicer.  Any such determination permitting the resignation of the Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Master Servicer and the Trustee which Opinion of Counsel shall be in form and substance acceptable to the Master Servicer and the Trustee.  No such resignation shall become effective until a successor shall have assumed the Servicer’s responsibilities and obligations hereunder in the manner provided in Section 9.01.

Without in any way limiting the generality of this Section 7.03, in the event that the Servicer either shall assign this Agreement or the servicing responsibilities hereunder or delegate its duties hereunder or any portion thereof or sell or otherwise dispose of all or substantially all of its property or assets, without the prior written consent of the Seller, the Trustee and the Master Servicer, then the Seller, the Trustee or the Master Servicer shall have the right to terminate this Agreement upon notice given as set forth in Section 8.01, without any payment of any penalty or damages and without any liability whatsoever to the Servicer or any third party.

Section 7.04    Subservicing Agreements and Successor Subservicer.

            (a)        The Servicer may enter into subservicing agreements for any servicing and administration of the Mortgage Loans with any institution which (i) is an approved Fannie Mae or Freddie Mac Seller/Servicer and (ii) which represents and warrants that it is in compliance with the laws of each state as necessary to enable it to perform its obligations under such subservicing agreement.  For this purpose, subservicing shall not be deemed to include outsourcing routine tasks to third parties including, but not limited to, taxes, insurance, property inspection, reconveyance, collection or brokering REO Property.  The Servicer shall give prior written notice to the Master Servicer and the Trustee of the appointment of any subservicer and shall furnish to the Master Servicer a copy of such subservicing agreement.  For purposes of this Agreement, the Servicer shall be deemed to have received payments on Mortgage Loans immediately upon receipt by any subservicer of such payments.  Any such subservicing agreement shall be consistent with and not violate the provisions of this Agreement.  Each subservicing agreement shall provide that a successor servicer shall have the option to terminate such agreement without payment of any fees if the predecessor servicer is terminated or resigns.

(b)        The Servicer may terminate any subservicing agreement to which it is a party in accordance with the terms and conditions of such subservicing agreement and either itself directly service the related Mortgage Loans or enter into a subservicing agreement with a successor subservicer that qualifies under Section 7.04(a).

(c)        Notwithstanding any subservicing agreement or the provisions of this Agreement relating to agreements or arrangements between the Servicer and a subservicer or reference to actions taken through a subservicer or otherwise, the Servicer shall remain obligated and primarily liable to the Trustee, the Master Servicer and the Certificateholders for the servicing and administering of the Mortgage Loans in accordance with the provisions hereof without diminution of such obligation or liability by virtue of such subservicing agreements or arrangements or by virtue of indemnification from the subservicer and to the same extent and under the same terms and conditions as if the Servicer alone were servicing and administering the Mortgage Loans.  The Servicer shall be entitled to enter into any agreement with a subservicer for indemnification of the Servicer by such subservicer and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

ARTICLE VIII.

TERMINATION

Section 8.01    Termination for Cause.

This Agreement shall be terminable at the option of the Seller or the Master Servicer if any of the following events of default exist on the part of the Servicer:

(i)         any failure by the Servicer to remit to the Master Servicer any payment required to be made under the terms of this Agreement which continues unremedied for a period of two Business Days after the date upon which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Master Servicer; or

(ii)        failure by the Servicer duly to observe or perform in any material respect any other of the covenants or agreements on the part of the Servicer set forth in this Agreement which continues unremedied for a period of 30 days; or

(iii)      failure by the Servicer to maintain its license to do business or service residential mortgage loans in any jurisdiction, if required by such jurisdiction, where the Mortgaged Properties are located; or

(iv)       a decree or order of a court or agency or supervisory authority having jurisdiction for the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, including bankruptcy, marshaling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or

(v)        the Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to the Servicer or of or relating to all or substantially all of its property; or

(vi)       the Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency, bankruptcy or reorganization statute, make an assignment for the benefit of its creditors, voluntarily suspend payment of its obligations or cease its normal business operations for three Business Days; or

(vii)      the Servicer ceases to meet the qualifications of a Fannie Mae or Freddie Mac seller/servicer; or

(viii)    the Servicer attempts to assign the servicing of the Mortgage Loans or its right to servicing compensation hereunder or the Servicer attempts to sell or otherwise dispose of all or substantially all of its property or assets or to assign this Agreement or the servicing responsibilities hereunder or to delegate its duties hereunder or any portion thereof (to other than a third party in the case of outsourcing routine tasks including, but not limited to, taxes, insurance, property inspection, reconveyance, collection or brokering REO Property), in each case without complying fully with the provisions of Section 7.03.

In each and every such case, so long as an event of default shall not have been remedied, in addition to whatever rights the Seller or the Master Servicer may have at law or equity to damages, including injunctive relief and specific performance, the Seller or the Master Servicer, by notice in writing to the Servicer, may terminate all the rights and obligations of the Servicer under this Agreement and in and to the servicing contract established hereby and the proceeds thereof.

Upon receipt by the Servicer of such written notice, all authority and power of the Servicer under this Agreement, whether with respect to the Mortgage Loans or otherwise, shall pass to and be vested in a successor Servicer appointed by the Seller and the Master Servicer.  Upon written request from the Seller, the Servicer shall prepare, execute and deliver to the successor entity designated by the Seller any and all documents and other instruments, place in such successor’s possession all Servicing Files, and do or cause to be done all other acts or things necessary or appropriate to effect the purposes of such notice of termination, including but not limited to the transfer and endorsement or assignment of the Mortgage Loans and related documents, at the Servicer’s sole expense.  The Servicer shall cooperate with the Seller and the Master Servicer and such successor in effecting the termination of the Servicer’s responsibilities and rights hereunder, including without limitation, the transfer to such successor for administration by it of all cash amounts which shall at the time be credited by the Servicer to the Custodial Account or Escrow Account or thereafter received with respect to the Mortgage Loans.

By a written notice, the Seller and the Master Servicer may waive any default by the Servicer in the performance of its obligations hereunder and its consequences.  Upon any waiver of a past default, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement.  No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived.

Section 8.02    Termination Without Cause.

This Agreement shall terminate upon:  (i) the later of (a) the distribution of the final payment or liquidation proceeds on the last Mortgage Loan to the Master Servicer (or advances by the Servicer for the same), and (b) the disposition of all REO Property acquired upon foreclosure of the last Mortgage Loan and the remittance of all funds due hereunder, (ii) mutual consent of the Servicer, the Seller (as owner of the servicing rights relating to the Mortgage Loans), the Trustee and the Master Servicer in writing or (iii) at the sole discretion of the Seller (acting in its capacity as owner of the servicing rights relating to the Mortgage Loans).  Any such termination pursuant to clause (iii) above shall be with 30 days’ prior notice, in writing and delivered to the Trustee, the Master Servicer and the Servicer by registered mail to the addresses set forth in Section 9.03 of this Agreement (in the case of the Servicer) or in the Trust Agreement (in the case of the Trustee or the Master Servicer).  The Servicer shall comply with the termination procedures set forth in Sections 7.03, 8.01 and 9.01 hereof.  The Master Servicer or the Trustee shall have no right to terminate the Servicer pursuant to this Section 8.02.  In connection with a termination by the Seller pursuant to clause (iii) of this Section 8.02, the Servicer shall be reimbursed for all unreimbursed out-of-pocket Servicing Advances, Monthly Advances and Servicing Fees and other reasonable and necessary out-of-pocket costs associated with any transfer of servicing at the time of such transfer of servicing.  Any invoices received by the Servicer after termination will be forwarded to the Seller or the successor servicer for payment within thirty (30) days of receipt from the Servicer.

Section 8.03    Termination for Distressed Mortgage Loans.

(a)        Subject to the requirements set forth in this Section 8.03, the Seller may terminate this Agreement with respect to the servicing of those Mortgage Loans that are determined to be Distressed Mortgage Loans and in such event servicing of such Mortgage Loans shall be transferred to the Special Servicer.  The termination referenced in the preceding sentence, the appointment of a Special Servicer by the Seller and the execution of a special servicing agreement between the Seller and the Special Servicer shall be subject to the consent of the Master Servicer, which consent shall not be unreasonably withheld.  Any monthly fee paid to the Special Servicer in connection with any Mortgage Loan serviced by such Special Servicer shall not exceed one-twelfth of the product of (a) 0.25% and (b) the outstanding principal balance of such Mortgage Loan.  All unreimbursed Servicing Fees, Servicing Advances and Monthly Advances owing to the Servicer relating to such Distressed Mortgage Loans shall be reimbursed and paid to the Servicer by the successor Special Servicer upon such transfer to the Special Servicer, as agreed to by the Servicer and the Special Servicer in accordance with the Special Servicing Agreement or otherwise.

(b)        All reasonable costs and expenses incurred in connection with a transfer of servicing to the Special Servicer including, without limitation, the costs and expenses of the Trustee, the Servicer or any other Person in connection with such transfer including the transfer of the Servicing Files and the other necessary data to the Special Servicer, shall be paid by the Seller from its own funds without reimbursement.  The Seller shall be responsible for the delivery of all required transfer notices and will send a copy of the transfer notice to the Trustee.

(c)        The Special Servicer shall be an institution (i) having a net worth of not less than $25,000,000, and (ii) which is a Fannie Mae- and Freddie Mac-approved servicer in good standing.  Distressed Mortgage Loans transferred hereby shall be serviced by the Special Servicer pursuant to a special servicing agreement substantially similar to the form attached hereto as Exhibit G.

ARTICLE IX.

MISCELLANEOUS PROVISIONS

Section 9.01    Successor to the Servicer.

Simultaneously with the termination of the Servicer’s responsibilities and duties under this Agreement (a) pursuant to Sections 6.02, 7.03, 8.01 or 8.02(ii), the Master Servicer shall (i) succeed to and assume all of the Servicer’s responsibilities, rights, duties and obligations under this Agreement, or (ii) appoint a successor having the characteristics set forth in clauses (i) and (ii) of Section 7.01 and which shall succeed to all rights and assume all of the responsibilities, duties and liabilities of the Servicer under this Agreement simultaneously with the termination of the Servicer’s responsibilities, duties and liabilities under this Agreement; or (b) pursuant to a termination under Section 8.02(iii), the Seller (as owner of the servicing rights relating to the Mortgage Loans) shall appoint a successor having the characteristics set forth in clauses (i) and (ii) of Section 7.01 and which shall succeed to all rights and assume all of the responsibilities, duties and liabilities of the Servicer under this Agreement simultaneously with the termination of the Servicer’s responsibilities, duties and liabilities under this Agreement.  Any successor to the Servicer shall be subject to the approval of the Master Servicer and, to the extent required by the Trust Agreement, the Trustee and such successor, shall be a member in good standing of the MERS system (if any of the Mortgage Loans are MERS Eligible Mortgage Loans, unless such Mortgage Loans are withdrawn from MERS and Assignments of Mortgage are recorded in favor of the Trustee at the expense of the successor Servicer).  Any approval of a successor servicer by the Master Servicer and, to the extent required by the Trust Agreement, the Trustee, shall, if the successor servicer is not at that time a servicer of other Mortgage Loans for the Trust Fund, be conditioned upon the receipt by the Master Servicer and the Trustee of a letter from each Rating Agency to the effect that such transfer of servicing will not result in a qualification, withdrawal or downgrade of the then-current rating of any of the Certificates.  In connection with such appointment and assumption, the Master Servicer or the Seller, as applicable, may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree, provided, however, that no such compensation shall be in excess of that permitted the Servicer under this Agreement.  In the event that the Servicer’s duties, responsibilities and liabilities under this Agreement should be terminated pursuant to the aforementioned sections, the Servicer shall discharge such duties and responsibilities during the period from the date it acquires knowledge of such termination until the effective date thereof with the same degree of diligence and prudence which it is obligated to exercise under this Agreement, and shall take no action whatsoever that might impair or prejudice the rights or financial condition of its successor.  The resignation or removal of the Servicer pursuant to the aforementioned sections shall not become effective until a successor shall be appointed pursuant to this Section 9.01 and shall in no event relieve the Servicer of the representations and warranties made pursuant to Sections 6.01 and the remedies available to the Master Servicer and the Seller under Section 6.02 and 6.03, it being understood and agreed that the provisions of such Sections 6.01, 6.02 and 6.03 shall be applicable to the Servicer notwithstanding any such resignation or termination of the Servicer, or the termination of this Agreement.  Neither the Master Servicer, in its capacity as successor servicer, nor any other successor servicer, shall be responsible for the lack of information and/or documents that are not transferred to it by the Servicer and that it cannot otherwise obtain through reasonable efforts.

Within a reasonable period of time, but in no event longer than 30 days of the appointment of a successor entity, the Servicer shall prepare, execute and deliver to the successor entity any and all documents and other instruments, place in such successor’s possession all Servicing Files, and do or cause to be done all other acts or things necessary or appropriate to effect the purposes of such notice of termination, including but not limited to the transfer and endorsement of the Mortgage Notes and related documents, and the preparation and recordation of Assignments of Mortgage.  The Servicer shall cooperate with the Trustee, the Master Servicer or the Seller, as applicable, and such successor in effecting the termination of the Servicer’s responsibilities and rights hereunder and the transfer of servicing responsibilities to the successor Servicer, including without limitation, the transfer to such successor for administration by it of all cash amounts which shall at the time be credited by the Servicer to the Custodial Account or Escrow Account or thereafter received with respect to the Mortgage Loans.

Any successor appointed as provided herein shall execute, acknowledge and deliver to the Trustee, the Servicer, the Master Servicer and the Seller an instrument (i) accepting such appointment, wherein the successor shall make the representations and warranties set forth in Section 6.01 (including a representation that the successor Servicer is a member of MERS, unless none of the Mortgage Loans are MERS Mortgage Loans or MERS Eligible Mortgage Loans or any such Mortgage Loans have been withdrawn from MERS and Assignments of Mortgage are recorded in favor of the Trustee) and (ii) an assumption of the due and punctual performance and observance of each covenant and condition to be performed and observed by the Servicer under this Agreement, whereupon such successor shall become fully vested with all the rights, powers, duties, responsibilities, obligations and liabilities of the Servicer, with like effect as if originally named as a party to this Agreement.  Any termination or resignation of the Servicer or termination of this Agreement pursuant to Sections 6.02, 7.03, 8.01 or 8.02 shall not affect any claims that the Master Servicer or the Trustee may have against the Servicer arising out of the Servicer’s actions or failure to act prior to any such termination or resignation.  In addition, in the event any successor servicer is appointed pursuant to Section 8.02(iii) of this Agreement, such successor servicer must satisfy the conditions relating to the transfer of servicing set forth in the Trust Agreement.

The Servicer shall deliver promptly to the successor servicer the funds in the Custodial Account and Escrow Account (and any funds thereafter received by it with respect to the Mortgage Loans) and all Mortgage Loan documents and related documents and statements held by it hereunder and the Servicer shall account for all funds and shall execute and deliver such instruments and do such other things as may reasonably be required to more fully and definitively vest in the successor all such rights, powers, duties, responsibilities, obligations and liabilities of the Servicer.

Upon a successor’s acceptance of appointment as such, the Servicer shall notify the Trustee, the Seller and Master Servicer of such appointment in accordance with the procedures set forth in Section 9.03.

Section 9.02    Costs.

Lehman Holdings shall pay the legal fees and expenses of its attorneys.  Costs and expenses incurred in connection with the transfer of the servicing responsibilities, including fees for delivering Servicing Files, shall be paid by Lehman Holdings.  Subject to Sections 2.02 and 3.01(a), the Depositor shall pay the costs associated with the preparation, delivery and recording of Assignments of Mortgages.

Section 9.03    Notices.

All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if sent by facsimile or mailed by overnight courier, addressed as follows (or such other address as may hereafter be furnished to the other party by like notice):

(i)         if to the Seller:

Lehman Brothers Holdings Inc.

745 Seventh Avenue,  7th Floor

New York, New York 10019

Attention:  Contract Finance – Leslee Gelber

Telephone: (212) 884-6292

Facsimile:  (212) 884-6450

(ii)        if to the Servicer:

Aurora Loan Services LLC

10350 Park Meadows Drive

Littleton, Colorado  80124

Attention:  President

Telephone:  (303) 632-3000

Facsimile:  (303) 632-3001

with a copy to:

Aurora Loan Services LLC

601 Fifth Avenue

P.O. Box 1706

Scottsbluff, Nebraska  69361

Attention:  Manager, Loan Administration

Telephone: (308) 220-2000

Facsimile: (308) 632-4287

(iii)      if to the Master Servicer:

Aurora Loan Services LLC

327 Inverness Drive, 3rd Floor

Englewood, Colorado 80112

Attention:  E. Todd Whittemore

Telephone:  (720) 945-3422

Facsimile:  (720) 945-3123

(iv)       if to the Trustee:

Citibank, N.A.

388 Greenwich Street, 14th Floor

New York, New York 10013

Attention: Citibank Agency & Trust (SASCO 2005-15)

Telephone No.:  (212) 816-5693

Facsimile:  (212) 816-5527

Any such demand, notice or communication hereunder shall be deemed to have been received on the date delivered to or received at the premises of the addressee.

Section 9.04    Severability Clause.

Any part, provision, representation or warranty of this Agreement which is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof.  Any part, provision, representation or warranty of this Agreement which is prohibited or unenforceable or is held to be void or unenforceable in any jurisdiction shall be ineffective, as to such jurisdiction, to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction as to any Mortgage Loan shall not invalidate or render unenforceable such provision in any other jurisdiction.  To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.  If the invalidity of any part, provision, representation or warranty of this Agreement shall deprive any party of the economic benefit intended to be conferred by this Agreement, the parties shall negotiate, in good-faith, to develop a structure the economic effect of which is as close as possible to the economic effect of this Agreement without regard to such invalidity.

Section 9.05    No Personal Solicitation.

From and after the Closing Date, the Servicer hereby agrees that it will not take any action or permit or cause any action to be taken by any of its agents or affiliates, or by any independent contractors on the Servicer’s behalf, to personally, by telephone or mail, solicit the borrower or obligor under any Mortgage Loan (on a targeted basis) for any purposes of prepayment, refinancing or modification of the related Mortgage Loan, provided, however, that this limitation shall not prohibit the Servicer from soliciting such Mortgagor for purposes of prepayment, refinance or modification of any loan owned or serviced by the Servicer other than a Mortgage Loan.  Notwithstanding the foregoing, it is understood and agreed that, among other marketing activities, promotions and solicitations undertaken by the Servicer which are directed to the general public at large or which are directed generally to a segment of the then existing customers of the Servicer or any of its affiliates (including, without limitation, the mailing of promotional materials to the Servicer’s or its affiliates’ deposit customers by inserting such materials into customer account statements, mass mailings based on commercially acquired mailing lists and newspaper, radio and television advertisements and solicitations made on the basis of information acquired by the Servicer or its affiliates that indicates that a borrower may be planning to refinance) shall not constitute solicitation under this section.  In the event the Servicer does refinance any Mortgage Loan as a result of a violation of the requirements set forth in this Section 9.05, the Servicer hereby agrees to pay to the Trust Fund an amount equal to the difference, if any, between the amount that the Trust Fund would have received if it had sold the Mortgage Loan to a third party, and the proceeds received by the Trust Fund as a result of such refinancing.

Section 9.06    Counterparts.

This Agreement may be executed simultaneously in any number of counterparts.  Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument.

Section 9.07    Place of Delivery and Governing Law.

This Agreement shall be deemed in effect when a fully executed counterpart thereof is received by the Seller in the State of New York and shall be deemed to have been made in the State of New York.  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Section 9.08    Further Agreements.

The Seller and the Servicer each agree to execute and deliver to the other such reasonable and appropriate additional documents, instruments or agreements as may be necessary or appropriate to effectuate the purposes of this Agreement.

Section 9.09    Intention of the Parties.

It is the intention of the parties that the Seller is conveying, and the Servicer is receiving only a contract for servicing the Mortgage Loans.  Accordingly, the parties hereby acknowledge that the Trust Fund remains the sole and absolute owner of the Mortgage Loans and all rights (other than the servicing rights) related thereto.

Section 9.10    Successors and Assigns; Assignment of Servicing Agreement.

This Agreement shall bind and inure to the benefit of and be enforceable by the Servicer, the Seller, the Trustee and the Master Servicer and their respective successors and assigns.  This Agreement shall not be assigned, pledged or hypothecated by the Servicer to a third party except in accordance with Section 7.03.

Section 9.11    Assignment by the Seller.

The Seller shall have the right, upon notice to but without the consent of the Servicer, to assign, in whole or in part, its interest under this Agreement to the Depositor, which in turn shall assign such rights to the Trustee, and the Trustee then shall succeed to all rights (but not the obligations, except as set forth in the Trust Agreement) of the Seller under this Agreement (and in performing hereunder, the Trustee shall have all of the rights, protections and immunities afforded to it under the Trust Agreement).  All references to the Seller in this Agreement shall be deemed to include its assignee or designee and any subsequent assignee or designee, specifically including the Trustee, except with respect to the Seller’s retained servicing rights pursuant to Section 8.02(iii).

The Seller shall have the right, upon notice to but without the consent of the Servicer or the Trustee, to assign, in whole or in part, its retained servicing rights.  All references to the Seller in this Agreement, in its capacity as an owner of servicing rights, shall be deemed to include the assignee or designee and any subsequent assignee or designee, of the Seller’s rights arising pursuant to Section 8.02(iii).

Section 9.12    Waivers.

No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced.

Section 9.13    Exhibits.

The exhibits to this Agreement are hereby incorporated and made a part hereof and are an integral part of this Agreement.

Section 9.14    General Interpretive Principles.

For purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

(a)  the terms defined in this Agreement have the meanings assigned to them in this Agreement and include the plural as well as the singular, and the use of any gender herein shall be deemed to include the other gender;

(b)  accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles;

(c)  references herein to “Articles,” “Sections,” “Subsections,” “Paragraphs” and other subdivisions without reference to a document are to designated Articles, Sections, Subsections, Paragraphs and other subdivisions of this Agreement;

(d)  a reference to a Subsection without further reference to a Section is a reference to such Subsection as contained in the same Section in which the reference appears, and this rule shall also apply to Paragraphs and other subdivisions;

(e)  the words “herein,” “hereof,” “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular provision; and

(f)  the term “include” or “including” shall mean by reason of enumeration.

Section 9.15    Reproduction of Documents.

This Agreement and all documents relating thereto, including, without limitation, (i) consents, waivers and modifications which may hereafter be executed, (ii) documents received by any party at the closing, and (iii) financial statements, certificates and other information previously or hereafter furnished, may be reproduced by any photographic, photostatic, microfilm, micro-card, miniature photographic or other similar process.  The parties agree that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence and whether or not such reproduction was made by a party in the regular course of business, and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

Section 9.16    Protection of Confidential Information.

The Servicer shall keep confidential and shall not divulge to any party, without the Seller’s prior written consent, any nonpublic information pertaining to the Mortgage Loans or any borrower thereunder, except to the extent that it is appropriate for the Servicer to do so in working with legal counsel, auditors, taxing authorities or other governmental agencies or it is otherwise in accordance with Accepted Servicing Practices.

Section 9.17    Amendment.

This Agreement may be amended from time to time by the written agreement signed by the Master Servicer, the Seller and the Servicer; provided that the party requesting such amendment shall, at its own expense, provide the Trustee, the Master Servicer and the Seller with an Opinion of Counsel that such amendment will not materially adversely affect the interest of the Certificateholders in the Mortgage Loans.  Any such amendment shall be deemed not to adversely affect in any material respect any the interest of the Certificateholders in the Mortgage Loans, if the Trustee receives written confirmation from each Rating Agency that such amendment will not cause such Rating Agency to reduce, qualify or withdraw the then current rating assigned to the Certificates (and any Opinion of Counsel requested by the Trustee, the Master Servicer and the Seller in connection with any such amendment may rely expressly on such confirmation as the basis therefor).

IN WITNESS WHEREOF, the Servicer, the Seller and the Master Servicer have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the date first above written.

                                                                        LEHMAN BROTHERS HOLDINGS INC.,

                                                                              as Seller

                                                                        By: /s/ Joseph J. Kelly

                                                                              Name:  Joseph J. Kelly

                                                                              Title:    Authorized Signatory

                                                                        AURORA LOAN SERVICES LLC,

                                                                              as Servicer

                                                                        By: /s/ Leo C. Trautman, Jr.

                                                                              Name:  Leo C. Trautman, Jr.

                                                                              Title:    Senior Vice President

AURORA LOAN SERVICES LLC,

        as Master Servicer

By: /s/ E. Todd Whittemore

      Name:  E. Todd Whittemore

Title:    Executive Vice President

Acknowledged By:

CITIBANK, N.A.,

      as Trustee and not individually

By: /s/ John Hannon

Name:  John Hannon

Title:    Assistant Vice President

EXHIBIT A

MORTGAGE LOAN SCHEDULE

(including Prepayment Penalty Schedule)

EXHIBIT B

CUSTODIAL ACCOUNT CERTIFICATION

_______ __, 200_

Aurora Loan Services LLC hereby certifies that it has established the account described below as a Custodial Account pursuant to Section 3.03 of the Servicing Agreement dated July 1, 2005, by and between Lehman Brothers Holdings Inc., as seller, Aurora Loan Services LLC, in the dual capacity of servicer and master servicer, and acknowledged by Citibank, N.A., as trustee.

Title of Account:         Aurora Loan Services LLC, in trust for the Master Servicer for Structured Asset Securities Corporation, Mortgage Pass-Through Certificates, Series 2005-15, and various Mortgagors.

Account Number: _______________

Address of office or branch of the firm at which Account is maintained:

                                                                                       \

                                                                                      .

                                                                                      ..

AURORA LOAN SERVICES LLC

By:

Name:

Title:

EXHIBIT C

ESCROW ACCOUNT CERTIFICATION

Aurora Loan Services LLC hereby certifies that it has established the account described below as a Custodial Account pursuant to Section 3.05 of the Servicing Agreement dated July 1, 2005, by and between Lehman Brothers Holdings Inc., as seller, Aurora Loan Services LLC, in the dual capacity of servicer and master servicer, and acknowledged by Citibank, N.A., as trustee.

Title of Account:         Aurora Loan Services LLC, in trust for the Master Servicer for Structured Asset Securities Corporation, Mortgage Pass-Through Certificates, Series 2005-15, and various Mortgagors.

Account Number: _______________

Address of office or branch of the firm at which Account is maintained:

                                                                                       \

                                                                                      .

                                                                                      ..

AURORA LOAN SERVICES LLC

By:

Name:

Title:

Exhibit D-1

FORM OF MONTHLY REMITTANCE ADVICE

FIELD NAME                                                DESCRIPTION                                                                                                       FORMAT

INVNUM	INVESTOR LOAN NUMBER	Number no decimals
SERVNUM	SERVICER LOAN NUMBER, REQUIRED	Number no decimals
BEGSCHEDBAL	BEGINNING SCHEDULED BALANCE FOR SCHED/SCHED	Number two decimals
BEGINNING TRAIL BALANCE FOR ACTUAL/ACTUAL,
REQUIRED
SCHEDPRIN	SCHEDULED PRINCIPAL AMOUNT FOR SCHEDULED/SCHEDULED	Number two decimals
ACTUAL PRINCIPAL COLLECTED FOR ACTUAL/ACTUAL,
REQUIRED, .00 IF NO COLLECTIONS
CURT1	CURTAILMENT 1 AMOUNT, .00 IF NOT APPLICABLE	Number two decimals
CURT1DATE	CURTAILMENT 1 DATE, BLANK IF NOT APPLICABLE	DD-MMM-YY
CURT1ADJ	CURTAILMENT 1 ADJUSTMENT, .00 IF NOT APPLICABLE	Number two decimals
CURT2	CURTAILMENT 2 AMOUNT, .00 IF NOT APPLICABLE	Number two decimals
CURT2DATE	CURTAILMENT 2 DATE, BLANK IF NOT APPLICABLE	DD-MMM-YY
CURT2ADJ	CURTAILMENT 2 ADJUSTMENT, .00 IF NOT APPLICABLE	Number two decimals
LIQPRIN	PAYOFF, LIQUIDATION PRINCIPAL, .00 IF NOT APPLICABLE	Number two decimals
OTHPRIN	OTHER PRINCIPAL, .00 IF NOT APPLICABLE	Number two decimals
PRINREMIT	TOTAL PRINCIPAL REMITTANCE AMOUNT, .00 IF NOT APPLICABLE	Number two decimals
INTREMIT	NET INTEREST REMIT, INCLUDE PAYOFF INTEREST,	Number two decimals
.00 IF NOT APPLICABLE
TOTREMIT	TOTAL REMITTANCE AMOUNT, .00 IF NOT APPLICABLE	Number two decimals
ENDSCHEDBAL	ENDING SCHEDULED BALANCE FOR SCHEDULED/SCHEDULED	Number two decimals
ENDING TRIAL BALANCE FOR ACTUAL/ACTUAL
.00 IF PAIDOFF, LIQUIDATED OR FULL CHARGEOFF
ENDACTBAL	ENDING TRIAL BALANCE	Number two decimals
.00 IF PAIDOFF, LIQUIDATED OR FULL CHARGEOFF
ENDDUEDATE	ENDING ACTUAL DUE DATE, NOT LAST PAID INSTALLMENT	DD-MMM-YY
ACTCODE	60 IF PAIDOFF, BLANK IF NOT APPLICABLE	Number no decimals
ACTDATE	ACTUAL PAYOFF DATE, BLANK IF NOT APPLICABLE	DD-MMM-YY
INTRATE	INTEREST RATE, REQUIRED	Number seven decimals
Example .0700000 for 7.00%
SFRATE	SERVICE FEE RATE, REQUIRED	Number seven decimals
Example .0025000 for .25%
PTRATE	PASS THRU RATE, REQUIRED	Number seven decimals
Example .0675000 for 6.75%
PIPMT	P&I CONSTANT, REQUIRED	Number two decimals

                                                      .00 IF PAIDOFF

EXHIBIT D-2

STANDARD LAYOUT FOR MONTHLY DEFAULTED LOAN REPORT

Data Field	Format	Data Description
% of MI coverage	NUMBER(6,5)	The percent of coverage provided by the PMI company in the event of loss on a defaulted loan.
Actual MI claim filed date	DATE(MM/DD/YYYY)	Actual date that the claim was submitted to the PMI company.
Actual bankruptcy start date	DATE(MM/DD/YYYY)	Actual date that the bankruptcy petition is filed with the court.
Actual MI claim amount filed	NUMBER(15,2)	The amount of the claim that was filed by the servicer with the PMI company.
Actual discharge date	DATE(MM/DD/YYYY)	Actual date that the Discharge Order is entered in the bankruptcy docket.
Actual due date	DATE(MM/DD/YYYY)	Actual due date of the next outstanding payment amount due from the mortgagor.
Actual eviction complete date	DATE(MM/DD/YYYY)	Actual date that the eviction proceedings are completed by local counsel.
Actual eviction start date	DATE(MM/DD/YYYY)	Actual date that the eviction proceedings are commenced by local counsel.
Actual first legal date	DATE(MM/DD/YYYY)	Actual date that foreclosure counsel filed the first legal action as defined by state statute.
Actual redemption end date	DATE(MM/DD/YYYY)	Actual date that the foreclosure redemption period expires.
Bankruptcy chapter	VARCHAR2(2) 7= Chapter 7 filed 11= Chapter 11 filed 12= Chapter 12 filed 13= Chapter 13 filed	Chapter of bankruptcy filed.
Bankruptcy flag	VARCHAR2(2) Y=Active Bankruptcy N=No Active Bankruptcy	Servicer defined indicator that identifies that the property is an asset in an active bankruptcy case.
Bankruptcy Case Number	VARCHAR2(15)	The court assigned case number of the bankruptcy filed by a party with interest in the property.
MI claim amount paid	NUMBER(15,2)	The amount paid to the servicer by the PMI company as a result of submitting an MI claim.
MI claim funds received date	DATE(MM/DD/YYYY)	Actual date that funds were received from the PMI company as a result of transmitting an MI claim.
Current loan amount	NUMBER(10,2)	Current unpaid principal balance of the loan as of the date of reporting to Aurora Master Servicing.
Date FC sale scheduled	DATE(MM/DD/YYYY)	Date that the foreclosure sale is scheduled to be held.
Date relief/dismissal granted	DATE(MM/DD/YYYY)	Actual date that the dismissal or relief from stay order is entered by the bankruptcy court.
Date REO offer accepted	DATE(MM/DD/YYYY)	Actual date of acceptance of an REO offer.
Date REO offer received	DATE(MM/DD/YYYY)	Actual date of receipt of an REO offer.
Delinquency value	NUMBER(10,2)	Value obtained typically from a BPO prior to foreclosure referral not related to loss mitigation activity.
Delinquency value source	VARCHAR2(15) BPO= Broker's Price Opinion Appraisal=Appraisal	Name of vendor or management company that provided the delinquency valuation amount.
Delinquency value date	DATE(MM/DD/YYYY)	Date that the delinquency valuation amount was completed by vendor or property management company.
Delinquency flag	VARCHAR2(2) Y= 90+ delinq. Not in FC, Bky or Loss mit N=Less than 90 days delinquent	Servicer defined indicator that indentifies that the loan is delinquent but is not involved in loss mitigation, foreclosure, bankruptcy or REO.
Foreclosure flag	VARCHAR2(2) Y=Active foreclosure N=No active foreclosure	Servicer defined indicator that identifies that the loan is involved in foreclosure proceedings.
Corporate expense balance	NUMBER(10,2)

Total of all cumulative expenses advanced by the servicer for non-escrow expenses such as but not limited to: FC fees and costs, bankruptcy fees and costs, property preservation and property inspections.

Foreclosure attorney referral date	DATE(MM/DD/YYYY)	Actual date that the loan was referred to local counsel to begin foreclosure proceedings.
Foreclosure valuation amount	NUMBER(15,2)	Value obtained during the foreclosure process. Usually as a result of a BPO and typically used to calculate the bid.
Foreclosure valuation date	DATE(MM/DD/YYYY)	Date that foreclosure valuation amount was completed by vendor or property management company.
Foreclosure valuation source	VARCHAR2(80) BPO= Broker's Price Opinion Appraisal=Appraisal	Name of vendor or management company that provided the foreclosure valuation amount.
FHA 27011A transmitted date	DATE(MM/DD/YYYY)	Actual date that the FHA 27011A claim was submitted to HUD.
FHA 27011 B transmitted date	DATE(MM/DD/YYYY)	Actual date that the FHA 27011B claim was submitted to HUD.
VA LGC/ FHA Case number	VARCHAR2(15)

Number that is assigned individually to the loan by either HUD or VA at the time of origination.  The number is located on the Loan Guarantee Certificate (LGC) or the Mortgage Insurance Certificate (MIC).

FHA Part A funds received date	DATE(MM/DD/YYYY)	Actual date that funds were received from HUD as a result of transmitting the 27011A claim.
Foreclosure actual sale date	DATE(MM/DD/YYYY)	Actual date that the foreclosure sale was held.
Servicer loan number	VARCHAR2(15)	Individual number that uniquely identifies loan as defined by servicer.
Loan type	VARCHAR2(2) 1=FHA Residential 2=VA Residential 3=Conventional w/o PMI 4=Commercial 5=FHA Project 6=Conventional w/PMI 7=HUD 235/265 8=Daily Simple Interest Loan 9=Farm Loan U=Unknown S=Sub prime	Type of loan being serviced generally defined by the existence of certain types of insurance. (ie: FHA, VA, conventional insured, conventional uninsured, SBA, etc.)
Loss mit approval date	DATE(MM/DD/YYYY)	The date determined that the servicer and mortgagor agree to pursue a defined loss mitigation alternative.
Loss mit flag	VARCHAR2(2) Y= Active loss mitigation N=No active loss mitigation	Servicer defined indicator that identifies that the loan is involved in completing aloss mitigation alternative.
Loss mit removal date	DATE(MM/DD/YYYY)	The date that the mortgagor is denied loss mitigation alternatives or the date that the loss mitigation alternative is completed resulting in a current or liquidated loan.
Loss mit type	VARCHAR2(2) L= Loss Mitigation LT=Ligitation pending NP=Pending non-performing sale CH= Charge off DI= Deed in lieu FB= Forbearance plan MO=Modification PC=Partial claim SH=Short sale VA=VA refunding	The defined loss mitigation alternative identified on the loss mit approval date.
Loss mit value	NUMBER(10,2)	Value obtained typically from a BPO prior to foreclosure sale intended to aid in the completion of loss mitigation activity.
Loss mit value date	DATE(MM/DD/YYYY)	Name of vendor or management company that provided the loss mitigation valuation amount.
Loss mit value source	VARCHAR2(15) BPO= Broker's Price Opinion Appraisal=Appraisal	Date that the lostt mitigation valuation amount was completed by vendor or property management company.
MI certificate number	VARCHAR2(15)	A number that is assigned individually to the loan by the PMI company at the time of origination. Similar to the VA LGC/FHA Case Number in purpose.
LPMI Cost	NUMBER(7,7)	The current premium paid to the PMI company for Lender Paid Mortgage Insurance.
Occupancy status	VARCHAR2(1) O=Owner occupied T=Tenant occupied U=Unknown V=Vacant	The most recent status of the property regarding who if anyone is occupying the property. Typically a result of a routine property inspection.
First Vacancydate/ Occupancy status date	DATE(MM/DD/YYYY)	The date that the most recent occupancy status was determined. Typically the date of the most recent property inspection.
Original loan amount	NUMBER(10,2)	Amount of the contractual obligations (ie: note and mortgage/deed of trust).
Original value amount	NUMBER(10,2)	Appraised value of property as of origination typically determined through the appraisal process.
Origination date	DATE(MM/DD/YYYY)	Date that the contractual obligations (ie: note and mortgage/deed of trust) of the mortgagor was executed.
FHA Part B funds received date	DATE(MM/DD/YYYY)	Actual date that funds were received fro HUD as a result of transmitting the 27011B claim.
Post petition due date	DATE(MM/DD/YYYY)	The post petition due date of a loan involved in a chapter 13 bankruptcy.
Property condition	VARCHAR2(2) 1= Excellent 2=Good 3=Average 4=Fair 5=Poor 6=Very poor	Physical condition of the property as most recently reported to the servicer by vendor or property management company.
Property type

VARCHAR2(2)                 1=Single family                            2=Town house

3=Condo                            4=Multifamily                               5=Other

6=Prefabricated                  B=Commercial                             C=Land only

7=Mobile home                  U=Unknown                                 D=Farm

A=Church                          P=PUD                                          R=Row house

O=Co-op                            M=Manufactured housing            24= 2-4 family

CT=Condotel                     MU=Mixed use

Type of property secured by mortgage such as: single family, 2-4 unit, etc.
Reason for default

VARCHAR2(3)          001=Death of principal mtgr    02=Illness of principal mtgr

003=Illness of mtgr's family member       004=Death of mtgr's family member

005=Marital difficulties                             006=Curtailment of income

007=Excessive obligations                        008=Abandonment of property

009=Distant employee transfer                 011=Property problem

012=Inability to sell property                    013=Inability to rent property

014=Military service                                 015=Other

016=Unemployment                                  017=Business failure

019=Casualty loss                                     022=Energy-Environment costs

023= Servicing problems                          026= Payment adjustment

027=Payment dispute                                029=Transfer ownership pending

030=Fraud                                                 031=Unable to contact borrower

INC=Incarceration

Cause of delinquency as identified by mortgagor.
REO repaired value	NUMBER(10,2)	The projected value of the property that is adjusted from the "as is" value assuming necessary repairs have been made to the property as determined by the vendor/property management company.
REO list price adjustment amount	NUMBER(15,2)	The most recent listing/pricing amount as updated by the servicer for REO properties.
REO list price adjustment date	DATE(MM/DD/YYYY)	The most recent date that the servicer advised the agent to make an adjustment to the REO listing price.
REO value (as is)	NUMBER(10,2)	The value of the property without making any repairs as determined by the vendor/property management copmany.
REO actual closing date	DATE(MM/DD/YYYY)	The actual date that the sale of the REO property closed escrow.
REO flag	VARCHAR2(7) Y=Active REO N=No active REO	Servicer defined indicator that identifies that the property is now Real Estate Owned.
REO original list date	DATE(MM/DD/YYYY)	The initial/first date that the property was listed with an agent as an REO.
REO original list price	NUMBER(15,2)	The initial/first price that was used to list the property with an agent as an REO.
REO net sales proceeds	NUMBER(10,2)	The actual REO sales price less closing costs paid. The net sales proceeds are identified within the HUD1 settlement statement.
REO sales price	NUMBER(10,2)	Actual sales price agreed upon by both the purchaser and servicer as documented on the HUD1 settlement statement.
REO scheduled close date	DATE(MM/DD/YYYY)	The date that the sale of the REO property is scheduled to close escrow.
REO value date	DATE(MM/DD/YYYY)	Date that the vendor or management company completed the valuation of the property resulting in the REO value (as is).
REO value source	VARCHAR2(15) BPO= Broker's Price Opinion Appraisal=Appraisal	Name of vendor or management company that provided the REO value (as is).
Repay first due date	DATE(MM/DD/YYYY)	The due date of the first scheduled payment due under a forbearance or repayment plan agreed to by both the mortgagor and servicer.
Repay next due date	DATE(MM/DD/YYYY)	The due date of the next outstanding payment due under a forbearance or repayment plan agreed to by both the mortgagor and servicer.
Repay plan broken/reinstated/closed date	DATE(MM/DD/YYYY)	The servicer defined date upon which the servicer considers that the plan is no longer in effect as a result of plan completion or mortgagor's failure to remit payments as scheduled.
Repay plan created date	DATE(MM/DD/YYYY)	The date that both the mortgagor and servicer agree to the terms of a forebearance or repayment plan.
SBO loan number	NUMBER(9)	Individual number that uniquely identifies loan as defined by Aurora Master Servicing.
Escrow balance/advance balance	NUMBER(10,2)	The positive or negative account balance that is dedicated to payment of hazard insurance, property taxes, MI, etc. (escrow items only)
Title approval letter received date	DATE(MM/DD/YYYY)	The actual date that the title approval was received as set forth in the HUD title approval letter.
Title package HUD/VA date	DATE(MM/DD/YYYY)	The actual date that the title package was submitted to either HUD or VA.
VA claim funds received date	DATE(MM/DD/YYYY)	The actual date that funds were received by the servicer from the VA for the expense claim submitted by the servicer.
VA claim submitted date	DATE(MM/DD/YYYY)	The actual date that the expense claim was submitted by the servicer to the VA.
VA first funds received amount	NUMBER(15,2)	The amount of funds received by the servicer from VA as a result of the specified bid.
VA first funds received date	DATE(MM/DD/YYYY)	The date that the funds from the specified bid were received by the servicer from the VA.
VA NOE submitted date	DATE(MM/DD/YYYY)	Actual date that the Notice of Election to Convey was submitted to the VA.
Zip Code	VARCHAR2(5)	US postal zip code that corresponds to property location.
FNMA Delinquency status code

VARCHAR2(3)            09=Forbearance                    17=Preforeclosure sale

24=Drug seizure           26=Refinance                        27=Assumption

28=Modification           29=Charge-off                       30=Third-party sale

31=Probate                    32=Military indulgence        43=Foreclosure

44=Deed-in-lieu            49=Assignment                     61=Second lien considerations

62=VA no-bid               63=VA Refund                     64=VA Buydown

65=Ch. 7 bankruptcy    66=Ch. 11 bankruptcy           67=Ch. 13 bankruptcy

The code that is electronically reported to FNMA by the servicer that reflects the current defaulted status of a loan. (ie: 65, 67, 43 or 44)
FNMA delinquency reason code

VARCHAR2(3)       001=Death of principal mtgr      002=Illness of principal mtgr

003=Illness of mtgr's family member       004=Death of mtgr's family member

005=Marital difficulties                             006=Curtailment of income

007=Excessive obligations                        008=Abandonment of property

009=Distant employee transfer                 011=Property problem

012=Inability to sell property                    013=Inability to rent property

014=Military service                                 015=Other

016=Unemployment                                  017=Business failure

019=Casualty loss`                                    022=Energy-Environment costs

023= Servicing problems                          026= Payment adjustment

027=Payment dispute                                029=Transfer ownership pending

030=Fraud                                                 031=Unable to contact borrower

INC=Incarceration

The code that is electronically reported to FNMA by the servicer that describes the circumstance that appears to be the primary contributing factor to the delinquency.
Suspense balance	NUMBER(10,2)	Money submitted to the servicer, credited to the mortgagor's account but not allocated to principal, interest, escrow, etc.
Restricted escrow balance	NUMBER(10,2)	Money held in escrow by the mortgage company through completion of repairs to property.
Investor number	NUMBER (10,2)	Unique number assigned to a group of loans in the servicing system.

EXHIBIT E

[Date]

Structured Asset Securities Corporation

745 Seventh Avenue, 7th Floor

New York, New York 10019

Attention:  Mortgage Finance SASCO 2005-15

Aurora Loan Services LLC

327 Inverness Drive, 3rd Floor

Englewood, Colorado 80112

Attention:  E. Todd Whittemore

Citibank, N.A.

388 Greenwich Street, 14th Floor

New York, New York 10013

Attention: Citibank Agency & Trust (SASCO 2005-15)

Reference is made to the Servicing Agreement dated as of July 1, 2005 (the “Agreement”), by and among Lehman Brothers Holdings Inc., as seller (the “Seller”), Aurora Loan Services LLC as servicer (in such capacity, the “Servicer”) and as master servicer (in such capacity, the “Master Servicer”), and acknowledged by Citibank, N.A., as trustee (the “Trustee”).  I, [identify the certifying individual], a [title] of the Servicer, hereby certify to the Master Servicer and Structured Asset Securities Corporation (the “Depositor”), and their respective officers, directors and affiliates, and with the knowledge and intent that they will rely upon this certification, that:

1.         I have reviewed the information required to be delivered to the Master Servicer pursuant to the Agreement (the “Servicing Information”).

2.         Based on my knowledge, the Servicing Information does not contain any material untrue information or omit to state information necessary to make the Servicing Information, in light of the circumstances under which such information was provided, not misleading as of the date of this certification;

3.         Based on my knowledge, the Servicing Information has been provided to the Master Servicer when and as required under the Agreement; and

4.         I am responsible for reviewing the activities performed by the Servicer under the Agreement, and based upon my knowledge and the review required under the Agreement, and except as disclosed in writing to you on or prior to the date of this certification either in the accountants’ report required under the Agreement or in disclosure a copy of which is attached hereto, the Servicer has, as of the date of this certification, fulfilled its obligations under this Agreement.

AURORA LOAN SERVICES LLC

By:

      Name:

      Title:

EXHIBIT F

ASSIGNMENT AND ASSUMPTION AGREEMENT

EXHIBIT G

FORM OF SPECIAL SERVICING AGREEMENT

[SPECIAL SERVICER],

as Special Servicer,

LEHMAN BROTHERS HOLDINGS INC.,

as Seller

and

AURORA LOAN SERVICES LLC,

as Master Servicer

_____________________________

Structured Asset Securities Corporation,

Mortgage Pass-Through Certificates, Series [SERIES NO.]

SPECIAL SERVICING AGREEMENT

Dated as of [DATE]

_____________________________

TABLE OF CONTENTS

Page

ARTICLE I.

DEFINITIONS

ARTICLE II.

SELLER’S ENGAGEMENT OF SPECIAL SERVICER TO PERFORM SERVICING RESPONSIBILITIES

Section 2.01       Contract for Servicing; Transfer of Distressed Mortgage Loans.                        12

Section 2.02       Delivery of Transferred Mortgage Loan Files; Reimbursement of Advances.   14

Section 2.03       Possession of Transferred Mortgage Loan Files.                                                 15

Section 2.04       Books and Records.                                                                                             16

ARTICLE III.

SERVICING OF THE TRANSFERRED MORTGAGE LOANS

Section 3.01       Special Servicer to Service.                                                                                 16

Section 3.02       Collection and Liquidation of Transferred Mortgage Loans.                              18

Section 3.03       Establishment of and Deposits to Custodial Account.                                         19

Section 3.04       Permitted Withdrawals From Custodial Account.                                               21

Section 3.05       Establishment of and Deposits to Escrow Account.                                            22

Section 3.06       Permitted Withdrawals From Escrow Account.                                                  22

Section 3.07       Notification of Adjustments.                                                                                23

Section 3.08       Completion and Recordation of Assignments of Mortgage.                               24

Section 3.09       Payment of Taxes, Insurance and Other Charges.                                               24

Section 3.10       Protection of Accounts.                                                                                        25

Section 3.11       Maintenance of Hazard Insurance.                                                                      25

Section 3.12       Maintenance of Mortgage Impairment Insurance.                                               27

Section 3.13       Maintenance of Fidelity Bond and Errors and Omissions Insurance.                 28

Section 3.14       Inspections.                                                                                                          28

Section 3.15       Restoration of Mortgaged Property.                                                                    28

Section 3.16       Maintenance of PMI and/or LPMI Policy; Claims.                                             29

Section 3.17       Title, Management and Disposition of REO Property.                                        31

Section 3.18       Real Estate Owned Reports.                                                                                33

Section 3.19       Liquidation Reports.                                                                                            33

Section 3.20       Reports of Foreclosures and Abandonments of Mortgaged Property.                 33

Section 3.21       Prepayment Charges.                                                                                           33

Section 3.22       Compliance with Safeguarding Customer Information Requirements.               34

Section 3.23       Reserved.                                                                                                              34

Section 3.24       Advance Facility                                                                                                  34

Section 3.25       MERS.                                                                                                                  37

ARTICLE IV.

PAYMENTS TO MASTER SERVICER

Section 4.01       Remittances.                                                                                                         37

Section 4.02       Statements to Master Servicer and Depositor.                                                     38

Section 4.03       Monthly Advances by Special Servicer.                                                              39

Section 4.04       Due Dates Other Than the First of the Month.                                                    39

ARTICLE V.

GENERAL SERVICING PROCEDURES

Section 5.01       Transfers of Mortgaged Property.                                                                        40

Section 5.02       Satisfaction of Mortgages and Release of Mortgage Files.                                 41

Section 5.03       Servicing Compensation.                                                                                     41

Section 5.04       Annual Audit Report.                                                                                           42

Section 5.05       Annual Officer’s Certificate.                                                                                42

Section 5.06       Inspection.                                                                                                            43

ARTICLE VI.

REPRESENTATIONS, WARRANTIES AND AGREEMENTS

Section 6.01       Representations, Warranties and Agreements of the Special Servicer.               43

Section 6.02       Remedies for Breach of Representations and Warranties of the Special

                           Servicer.                                                                                                               45

Section 6.03       Indemnification.                                                                                                   46

Section 6.04       Indemnification with Respect to Certain Taxes and Loss of REMIC

                           Status.                                                                                                                   47

Section 6.05       Reporting Requirements of the Commission and Indemnification.                    47

ARTICLE VII.

THE SPECIAL SERVICER

Section 7.01       Merger or Consolidation of the Special Servicer.                                                48

Section 7.02       Limitation on Liability of the Special Servicer and Others.                                48

Section 7.03       Limitation on Resignation and Assignment by the Special Servicer.                 49

ARTICLE VIII.

TERMINATION

Section 8.01       Termination for Cause.                                                                                        50

Section 8.02       Termination Without Cause.                                                                                52

ARTICLE IX.

MISCELLANEOUS PROVISIONS

Section 9.01       Successor to the Special Servicer.                                                                       52

Section 9.02       Costs.                                                                                                                    54

Section 9.03       Protection of Confidential Information.                                                               54

Section 9.04       Notices.                                                                                                                54

Section 9.05       Severability Clause.                                                                                             56

Section 9.06       No Personal Solicitation.                                                                                     56

Section 9.07       Counterparts.                                                                                                        56

Section 9.08       Place of Delivery and Governing Law.                                                               57

Section 9.09       Further Agreements.                                                                                            57

Section 9.10       Intention of the Parties.                                                                                        57

Section 9.11       Successors and Assigns; Assignment of Special Servicing Agreement.             57

Section 9.12       Assignment by the Seller.                                                                                    57

Section 9.13       Amendment.                                                                                                         57

Section 9.14       Waivers.                                                                                                               58

Section 9.15       Exhibits.                                                                                                               58

Section 9.16       Intended Third Party Beneficiaries.                                                                     58

Section 9.17       General Interpretive Principles.                                                                           58

Section 9.18       Reproduction of Documents.                                                                               59

EXHIBITS

EXHIBIT A                 FORM OF NOTICE OF TRANSFER

EXHIBIT B                 CUSTODIAL ACCOUNT LETTER AGREEMENT

EXHIBIT C                 ESCROW ACCOUNT LETTER AGREEMENT

EXHIBIT D-1             FORM OF MONTHLY REMITTANCE ADVICE

EXHIBIT D-2             STANDARD MONTHLY DEFAULTED LOAN REPORT

EXHIBIT E                 [SERIES NO.] TRUST AGREEMENT

EXHIBIT F                 RESERVED

EXHIBIT G                 FORM OF CERTIFICATION

EXHIBIT H                 FORM OF POWER OF ATTORNEY

EXHIBIT I                  TRANSFER INSTRUCTIONS

THIS SPECIAL SERVICING AGREEMENT (THIS “AGREEMENT”), ENTERED INTO AS OF THE [___] DAY OF [_______], 200[_], BY AND AMONG LEHMAN BROTHERS HOLDINGS INC., A DELAWARE CORPORATION (THE “SELLER”), [SPECIAL SERVICER], A [FORM OF ENTITY] (THE “SPECIAL SERVICER” OR “[SPECIAL SERVICER]”) AND AURORA LOAN SERVICES LLC, AS MASTER SERVICER (THE “MASTER SERVICER”), AND ACKNOWLEDGED BY [TRUSTEE], AS TRUSTEE (THE “TRUSTEE”) STRUCTURED ASSET SECURITIES CORPORATION, AS DEPOSITOR (THE “DEPOSITOR”) UNDER THE TRUST AGREEMENT (AS DEFINED HEREIN), RECITES AND PROVIDES AS FOLLOWS:

W I T N E S S E T H:

WHEREAS, the Seller has conveyed certain mortgage loans (the “Mortgage Loans”) on a servicing-retained basis to Structured Asset Securities Corporation (the “Depositor”), which in turn has conveyed the mortgage loans to [TRUSTEE] (the “Trustee”) under a trust agreement dated as of [AGREEDATE] (the “Trust Agreement”), among the Trustee, the Depositor and the Master Servicer;

WHEREAS, the Mortgage Loans are being serviced by various servicers on behalf of the Trust Fund, including, but not limited to each Prior Servicer;

WHEREAS, the Seller desires to terminate the servicing responsibilities of certain Prior Servicers with respect to each Mortgage Loan that becomes a Distressed Mortgage Loan (as defined below) and transfer such servicing responsibilities to the Special Servicer;

WHEREAS, the Seller desires that the Special Servicer service the Transferred Mortgage Loans (as defined below) pursuant to this Agreement, and the Special Servicer has agreed to do so, subject to the right of the Seller and of the Master Servicer to terminate the rights and obligations of the Special Servicer pursuant to the terms hereof and to the other conditions set forth herein;

WHEREAS, the Master Servicer shall be obligated under the Trust Agreement, among other things, to supervise the servicing of the Transferred Mortgage Loans on behalf of the Trustee, and shall have the right, under certain circumstances, to terminate the rights and obligations of the Special Servicer under this Special Servicing Agreement upon the occurrence and continuance of an Event of Default as provided herein;

WHEREAS, the Seller and the Special Servicer acknowledge and agree that the Seller will assign all of its rights and delegate all of its obligations hereunder (excluding the Seller’s rights to terminate the rights and obligations of the Special Servicer hereunder) to the Trustee, and that each reference herein to the Seller is intended, unless otherwise specified, to mean the Seller or the Trustee, as assignee, whichever is the owner of the Transferred Mortgage Loans from time to time;

NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Seller, the Master Servicer and the Special Servicer hereby agree as follows:

ARTICLE I.

Definitions

The following terms are defined as follows:

Accepted Servicing Practices:  With respect to any Transferred Mortgage Loan, those mortgage servicing practices (i) of prudent mortgage lending institutions which service mortgage loans of the same type as such Transferred Mortgage Loans in the jurisdiction where the related Mortgaged Property is located and (ii) in accordance with applicable state, local and federal laws, rules and regulations.

Agreement:  This Special Servicing Agreement and all amendments hereof and supplements hereto.

Ancillary Income:  All income derived from the Transferred Mortgage Loans, excluding the Servicing Fee and Prepayment Charges attributable to the Transferred Mortgage Loans, including but not limited to, late charges, fees received with respect to checks or bank drafts returned by the related bank for non-sufficient funds, assumption fees, optional insurance administrative fees and all other incidental fees and charges.  The Special Servicer shall retain all Ancillary Income to the extent not required to be deposited into the Custodial Account.

Assignment of Mortgage:  An assignment of the Mortgage, notice of transfer or equivalent instrument in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect the transfer of the Mortgage to the party indicated therein or if the related Mortgage has been recorded in the name of MERS or its designee, such actions as are necessary to cause the Trustee or its designee to be shown as the owner of the related Mortgage on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS.

Aurora:  Aurora Loan Services LLC, in its capacity as a Prior Servicer.

Business Day:  Any day other than (i) a Saturday or Sunday, or (ii) a day on which banking and savings and loan institutions in the States of New York, Texas, Minnesota and Colorado are authorized or obligated by law or executive order to be closed.

Certificateholder:  The meaning set forth in the Trust Agreement.

Certificates:  Any or all of the Certificates issued pursuant to the Trust Agreement.

Code:  The Internal Revenue Code of 1986, as it may be amended from time to time or any successor statute thereto, and applicable U.S. Department of the Treasury regulations issued pursuant thereto.

Condemnation Proceeds:  All awards or settlements in respect of a Mortgaged Property, whether permanent or temporary, partial or entire, by exercise of the power of eminent domain or condemnation, to the extent not required to be released to a Mortgagor in accordance with the terms of the related Transferred Mortgage Loan documents.

Custodial Account:  The separate account or accounts created and maintained pursuant to Section 3.03.

Custodial Agreement:  Each custodial agreement relating to the custody of certain of the Transferred Mortgage Loans, between the applicable Custodian and the Trustee, as acknowledged by the related Special Servicer, dated as of [AGREEDATE].

Custodian:   [CUSTODIAN]

Cut-off Date:  [________].

Depositor:  Structured Asset Securities Corporation, a Delaware corporation, or any successor in interest.

Determination Date:  With respect to each Remittance Date, the 15th day of the month in which such Remittance Date occurs, or, if such 15th day is not a Business Day, the next succeeding Business Day.

Distressed Mortgage Loan:  As of any date of determination, any Mortgage Loan that is delinquent in payment for a period of ninety (90) days or more, without giving effect to any grace period permitted by the related Mortgage Loan, or for which the related Prior Servicer or Trustee has accepted a deed in lieu of foreclosure.  A Mortgage Loan that has a due date of the first day of a month will be considered a Distressed Mortgage Loan on the last day of the second following month if the payment that was due on the first day of the month remains unpaid, regardless of the number of days in the month (e.g. a Mortgage Loan for which the next Due Date is October 1st would be considered a Distressed Mortgage Loan as of December 31st if such loan remains unpaid as of such date).

Distribution Date:  Commencing in [_______], the 25th day of each month or, if such day is not a Business Day, the next succeeding Business Day).

Due Date:  The day of the calendar month on which the Monthly Payment is due on a Transferred Mortgage Loan, exclusive of any days of grace.  Pursuant to Section 4.04, with respect to the Transferred Mortgage Loans for which payment from the Mortgagor is due on a day other than the first day of the month, such Transferred Mortgage Loans will be treated as if the Monthly Payment is due on the first day of the immediately succeeding month.

Due Period:  With respect to each Remittance Date, the period commencing on the second day of the month immediately preceding the month of the Remittance Date and ending on the first day of the month of the Remittance Date.

Eligible Deposit Account:  An account that is maintained with a federal or state-chartered depository institution or trust company that complies with the definition of Eligible Institution.

Eligible Institution:  Any of the following:

(a)        an institution whose:

(i)         commercial paper, short-term debt obligations, or other short-term deposits are rated at least “A-1+” or long-term unsecured debt obligations are rated at least “AA-” by S&P, if the amounts on deposit are to be  held in the account for no more than 365 days; or

(ii)        commercial paper, short-term debt obligations, demand deposits, or other short-term deposits are rated at least “A-2” by S&P, if the amounts on deposit are to be held in the account for no more than 30 days and are not intended to be used as credit enhancement.  Upon the loss of the required rating set forth in this clause (ii), the accounts shall be transferred immediately to accounts which have the required rating.  Furthermore, commingling by the Servicer is acceptable at the A-2 rating level if the Servicer is a bank, thrift or depository and provided the Servicer has the capability to immediately segregate funds and commence remittance to an Eligible Deposit Account upon a downgrade;

(b)        the  corporate trust department of a federal depository institution or state-chartered depository institution subject to regulations regarding fiduciary funds on deposit similar to Title 12 of the U.S. Code of Federal Regulation Section 9.10(b), which, in either case, has corporate trust powers and is acting in its fiduciary capacity; or

(c)        Lehman Brothers Bank, FSB.

Eligible Investments:  Any one or more of the obligations and securities listed below which investment provides for a date of maturity not later than one day prior to the Remittance Date in each month:

(i)         direct obligations of, and obligations fully guaranteed as to timely payment of principal and interest by, the United States of America or any agency or instrumentality of the United States of America the obligations of which are backed by the full faith and credit of the United States of America (“Direct Obligations”);

(ii)        federal funds, demand and time deposits in, certificates of deposits of, or bankers’ acceptances issued by, any depository institution or trust company (including U.S. subsidiaries of foreign depositories, the Trustee or any agent of the Trustee, acting in its respective commercial capacity) incorporated or organized under the laws of the United States of America or any state thereof and subject to supervision and examination by federal or state banking authorities, so long as at the time of such investment or the contractual commitment providing for such investment the commercial paper or other short-term debt obligations of such depository institution or trust company (or, in the case of a depository institution or trust company which is the principal subsidiary of a holding company, the commercial paper or other short-term debt or deposit obligations of such holding company or deposit institution, as the case may be) have been rated by each Rating Agency in its highest short-term rating category or one of its two highest long-term rating categories;

(iii)      repurchase agreements collateralized by Direct Obligations or securities guaranteed by Fannie Mae or Freddie Mac with any registered broker/dealer subject to Securities Investors’ Protection Corporation jurisdiction or any commercial bank insured by the FDIC, if such broker/dealer or bank has an uninsured, unsecured and unguaranteed obligation rated by each Rating Agency in its highest short-term rating category;

(iv)       securities bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States of America or any state thereof which have a credit rating from each Rating Agency, at the time of investment or the contractual commitment providing for such investment, at least equal to one of the two highest long-term credit rating categories of each Rating Agency; provided, however, that securities issued by any particular corporation will not be Eligible Investments to the extent that investment therein will cause the then outstanding principal amount of securities issued by such corporation and held as part of the Trust Fund to exceed 20% of the sum of the outstanding principal balance of the Transferred Mortgage Loans at any Determination Date and the aggregate principal amount of all Eligible Investments in the Certificate Account; provided, further, that such securities will not be Eligible Investments if they are published as being under review with negative implications from either Rating Agency;

(v)        commercial paper (including both non-interest-bearing discount obligations and interest-bearing obligations payable on demand or on a specified date not more than 180 days after the date of issuance thereof) rated by each Rating Agency in its highest short-term rating category;

(vi)       a Qualified GIC (as defined in the Trust Agreement);

(vii)      certificates or receipts representing direct ownership interests in future interest or principal payments on obligations of the United States of America or its agencies or instrumentalities (which obligations are backed by the full faith and credit of the United States of America) held by a custodian in safekeeping on behalf of the holders of such receipts; and

(viii)    any other demand, money market, common trust fund or time deposit or obligation, or interest-bearing or other security or investment, rated in the highest rating category by each Rating Agency.  Such investments in this subsection (viii) may include money market mutual funds or common trust funds, including any fund for which the Trustee or the Master Servicer or an affiliate thereof serves as an investment advisor, administrator, shareholder servicing agent, and/or custodian or subcustodian, notwithstanding that (x) the Trustee or the Master Servicer or an affiliate thereof charges and collects fees and expenses from such funds for services rendered, (y) the Trustee or the Master Servicer or an affiliate thereof charges and collects fees and expenses for services rendered pursuant to this Agreement, and (z) services performed for such funds and pursuant to this Agreement may converge at any time.

provided, however, that no such instrument shall be an Eligible Investment if such instrument evidences either (i) a right to receive only interest payments with respect to the obligations underlying such instrument, or (ii) both principal and interest payments derived from obligations underlying such instrument and the principal and interest payments with respect to such instrument provide a yield to maturity of greater than 120% of the yield to maturity at par of such underlying obligations.

Environmental Problem Property:  A Mortgaged Property or REO Property that is in violation of any environmental law, rule or regulation.

Errors and Omissions Insurance:  Errors and Omissions Insurance to be maintained by the Special Servicer in accordance with Section 3.13.

Escrow Account:  The separate account or accounts operated and maintained pursuant to Section 3.05.

Escrow Payments:  With respect to any Transferred Mortgage Loan, the amounts constituting ground rents, taxes, assessments, water rates, sewer rents, municipal charges, mortgage insurance premiums, fire and hazard insurance premiums, condominium charges, and any other payments required to be escrowed by the Mortgagor with the mortgagee pursuant to the Mortgage or any other document.

Event of Default:  Any event set forth in Section 8.01.

Fannie Mae:  Fannie Mae, or any successor thereto.

Fannie Mae Guides:  The Fannie Mae Selling Guide and the Fannie Mae Servicing Guide and all amendments or additions thereto.

FDIC:  The Federal Deposit Insurance Corporation or any successor thereto.

Fidelity Bond:  A fidelity bond to be maintained by the Special Servicer in accordance with Section 3.13.

Freddie Mac:  Freddie Mac, or any successor thereto.

Holder:  The meaning set forth in the Trust Agreement.

Insurance Proceeds:  With respect to each Transferred Mortgage Loan, proceeds of insurance policies insuring the Transferred Mortgage Loan or the related Mortgaged Property, including the proceeds of any hazard or flood insurance policy, LPMI Policy or PMI Policy.

Liquidation Proceeds:  Cash received in connection with the liquidation of a defaulted Transferred Mortgage Loan, whether through the sale or assignment of such Transferred Mortgage Loan, trustee’s sale, foreclosure sale or otherwise, or the sale of the related REO Property, if the Mortgaged Property is acquired in satisfaction of the Transferred Mortgage Loan.

LPMI Loan:  A Transferred Mortgage Loan with a LPMI Policy.

LPMI Policy:  A policy of primary mortgage guaranty insurance issued by a Qualified Insurer pursuant to which the related premium is to be paid by the Special Servicer or the Master Servicer from payments of interest made by the Mortgagor in an amount as is set forth in the related Transferred Mortgage Loan Schedule.  An LPMI Policy shall also include any policy of primary mortgage guaranty insurance issued by a Qualified Insurer that is purchased by the Seller with respect to some or all of the Transferred Mortgage Loans.

LPMI Fee: With respect to each LPMI Loan, the portion of the Mortgage Interest Rate as set forth on the related Transferred Mortgage Loan Schedule (which shall be payable solely from the interest portion of Monthly Payments, Insurance Proceeds, Condemnation Proceeds or Liquidation Proceeds), which, during such period prior to the required cancellation of the LPMI Policy, shall be used to pay the premium due on the related LPMI Policy.

Master Servicer:  Aurora Loan Services LLC or any successor in interest, or if any successor master servicer shall be appointed as provided in the Trust Agreement, then such successor master servicer.

Maximum Rate:  With respect to any adjustable rate Transferred Mortgage Loan and any Due Period, the maximum Mortgage Interest Rate that may be charged the borrower under the related Mortgage Note.

MERS:  Mortgage Electronic Registration Systems, Inc., a corporation organized and existing under the laws of the State of Delaware, or any successor thereto.

MERS Transferred Mortgage Loan:  Any Transferred Mortgage Loan registered with MERS on the MERS System.

MERS System:  The system of recording transfers of mortgages electronically maintained by MERS.

Monthly Advance:  With respect to each Remittance Date and each Transferred Mortgage Loan, an amount equal to the Monthly Payment (with the interest portion of such Monthly Payment adjusted to the Transferred Mortgage Loan Remittance Rate) that was due on the Transferred Mortgage Loan on the Due Date in the related Due Period, and that (i) was delinquent at the close of business on the related Determination Date and (ii) was not the subject of a previous Monthly Advance, but only to the extent that such amount is expected, in the reasonable judgment of the Special Servicer, to be recoverable from collections or other recoveries in respect of such Transferred Mortgage Loan.

Monthly Payment:  The scheduled monthly payment of principal and interest on a Transferred Mortgage Loan.

Moody’s:  Moody’s Investors Service, Inc. or any successor in interest.

Mortgage:  The mortgage, deed of trust or other instrument securing a Mortgage Note, including all riders thereto, which creates a first or second lien on an unsubordinated estate in fee simple in real property securing the Mortgage Note.

Mortgage Impairment Insurance Policy:  A mortgage impairment or blanket hazard insurance policy to be maintained by the Special Servicer in accordance with Section 3.12.

Mortgage Interest Rate:  The annual rate of interest borne on a Mortgage Note.

Mortgage Note:  The note or other evidence of the indebtedness of a Mortgagor secured by a Mortgage, including all riders thereto.

Mortgaged Property:  The real property securing repayment of the debt evidenced by a Mortgage Note.

Mortgagor:  The obligor on a Mortgage Note.

Nonrecoverable Advance:  Any Monthly Advance or Servicing Advance previously made or proposed to be made in respect of a Transferred Mortgage Loan by the Special Servicer which, in the reasonable discretion of the Special Servicer, will not or, in the case of a proposed Servicing Advance, would not, ultimately be recoverable by the Special Servicer from the related Mortgagor, related Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds or otherwise.  The determination by the Special Servicer that all or a portion of a Servicing Advance or a Monthly Advance would be a Nonrecoverable Advance shall be evidenced by a certification of a Servicing Officer delivered to the Master Servicer, which details the reasons for such determination and contains a property valuation performed in accordance with Accepted Servicing Practices.

Notice of Transfer:  With regard to Distressed Mortgage Loans that will become Transferred Mortgage Loans, the notice given by the related Prior Servicer (if such Prior Servicer is Aurora) to the Master Servicer, the applicable Custodian, the Trustee and the Special Servicer or by the Master Servicer (if the related Prior Servicer(s) are not Aurora) to the Prior Servicer(s), the applicable Custodian, the Trustee and the Special Servicer, in each case substantially in the form of Exhibit A hereto.

Officer’s Certificate:  A certificate signed by the Chairman of the Board or the Vice Chairman of the Board, the President, a Vice President or an assistant Vice President or by the Treasurer, the Secretary or one of the Assistant Treasurers or Assistant Secretaries of the Special Servicer, and delivered to the Seller, the Master Servicer and the Trustee as required by this Agreement.

Opinion of Counsel:  A written opinion of counsel, who may be an employee of the Special Servicer, reasonably acceptable to the Seller, the Trustee and the Master Servicer, but which must be an independent outside counsel with respect to any such opinion of counsel concerning all federal income tax matters.

Person:  Any individual, corporation, partnership, joint venture, association, limited liability company, joint-stock company, trust, unincorporated organization, government or any agency or political subdivision thereof.

PMI Policy:  A policy of primary mortgage guaranty insurance issued by a Qualified Insurer, including any bulk policy acquired in respect of the Transferred Mortgage Loans, as required by this Agreement with respect to certain Transferred Mortgage Loans.

Prepayment Charge:  With respect to any Transferred Mortgage Loan and Remittance Date, the charges or premiums, as specified in the Prepayment Charge Schedule, if any, due in connection with a full or partial prepayment of such Transferred Mortgage Loan during the immediately preceding Principal Prepayment Period in accordance with the terms thereof.

Prepayment Charge Schedule:  A data field in the Transferred Mortgage Loan Schedule attached to the related Notice of Transfer which sets forth the amount or method of calculation of the Prepayment Charge and the term during which such Prepayment Charge is imposed with respect to a Transferred Mortgage Loan.

Prepayment Interest Shortfall Amount:  With respect to any Transferred Mortgage Loan that was subject to a Principal Prepayment in full or in part during any Due Period, which Principal Prepayment was applied to such Transferred Mortgage Loan prior to such Transferred Mortgage Loan’s Due Date in such Due Period, the amount of interest (net the related Servicing Fee for Principal Prepayments in full only) that would have accrued on the amount of such Principal Prepayment during the period commencing on the date as of which such Principal Prepayment was applied to such Transferred Mortgage Loan and ending on the day of the immediately preceding such Due Date, inclusive.

Principal Prepayment:  Any payment or other recovery of principal on a Transferred Mortgage Loan, including any payment or other recovery of principal in connection with repurchase of a Transferred Mortgage Loan by the Seller, the Special Servicer, or any other Person, which is received in advance of its scheduled Due Date, including any Prepayment Charge or premium thereon and which is not accompanied by an amount of interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

Principal Prepayment Period:  With respect to any Remittance Date and any full or partial Principal Prepayment, the calendar month immediately preceding the month of such Remittance Date.

Prior Servicer:  Any servicer on behalf of the Trust Fund.

Qualified Insurer:  A mortgage guaranty insurance company duly authorized and licensed where required by law to transact mortgage guaranty insurance business and approved as an insurer by Fannie Mae and Freddie Mac.

Rating Agency:  Each of Moody’s and S&P or their successors.  If such agencies or their successors are no longer in existence, “Rating Agencies” shall be such nationally recognized statistical rating agencies, or other comparable person, agreed upon and designated by the Seller, notice of which designation shall be given to the Trustee, the Master Servicer and the Special Servicer.

REMIC:  A “real estate mortgage investment conduit” within the meaning of Section 860D of the Code.

Remittance Date:  With respect to each Distribution Date, the 18th day (or if such 18th day is not a Business Day, the first Business Day immediately preceding) of the month in which such Distribution Date occurs.

REO Disposition:  The final sale by the Special Servicer of any REO Property.

REO Disposition Fee:  The lesser of one percent (1%) of the REO Disposition Proceeds and (ii) $750.00, which fee is payable from the REO Disposition Proceeds from the related REO Property.

REO Disposition Proceeds:  All amounts received with respect to an REO Disposition pursuant to Section 3.17.

REO Property:  A Mortgaged Property acquired by the Special Servicer on behalf of the Trustee through foreclosure or by deed in lieu of foreclosure, as described in Section 3.17.

Residual Certificate:  The Class R Certificate.

Seller:  Lehman Brothers Holdings Inc. or its successor in interest or assigns.

Servicing Advances:  All customary, reasonable and necessary “out of pocket” costs and expenses (including reasonable attorneys’ fees and disbursements but not demand letter fees and interest advances) made in accordance with Accepted Servicing Practices and incurred in the performance by the Special Servicer or the related Prior Servicer of its servicing obligations, including, but not limited to, the cost of (a) the preservation, restoration and protection of the Mortgaged Property, (b) any enforcement or administrative or judicial proceedings, including foreclosures, (c) the management and liquidation of the Mortgaged Property if the Mortgaged Property is acquired in satisfaction of the Mortgage, (d) taxes, assessments, water rates, sewer rents and other charges which are or may become a lien upon the Mortgaged Property, PMI Policy premiums, LPMI Policy premiums and fire and hazard insurance coverage and (e) any losses sustained by the Special Servicer with respect to the liquidation of the Mortgaged Property.

Servicing Fee:  With respect to each Due Period and any Transferred Mortgage Loan, an amount equal to one-twelfth the product of (i) the Servicing Fee Rate and (ii) the outstanding principal balance of such Transferred Mortgage Loan as of the related Determination Date.  The Servicing Fee is payable solely from the interest portion (including recoveries with respect to interest from Liquidation Proceeds to the extent permitted by Section 3.02 of this Agreement) of such Monthly Payments collected by the Special Servicer, or as otherwise provided under this Agreement.

Servicing Fee Rate:  [______]% per annum.

Servicing File:  The items pertaining to a particular Transferred Mortgage Loan including, but not limited to, the computer files, data disks, books, records, data tapes, notes, and all additional documents generated as a result of or utilized in originating and/or servicing each Transferred Mortgage Loan, which are held in trust for the Trustee by the Special Servicer.

Servicing Officer:  Any officer of the Special Servicer involved in or responsible for, the administration and servicing of the Transferred Mortgage Loans whose name appears on a list of servicing officers furnished by the Special Servicer to the Master Servicer upon request, as such list may from time to time be amended.

Servicing Transfer:  Any transfer of the servicing by a Prior Servicer of Distressed Mortgage Loans to the Special Servicer under this Agreement.

Servicing Transfer Date:  The date on which a Servicing Transfer occurs in accordance with Section 2.01 hereof.

S&P:  Standard & Poor’s Rating Services, a division of The McGraw-Hill Companies, Inc. or any successor in interest.

Special Servicer:  [SPECIAL SERVICER] or its successor in interest or assigns or any successor to the Special Servicer under this Agreement as herein provided.

Transferred Mortgage Loan:  A Mortgage Loan that is a Distressed Mortgage Loan transferred by a Prior Servicer and which is the subject of this Agreement and identified on the related Transferred Mortgage Loan Schedule, which mortgage loan includes without limitation the Transferred Mortgage Loan documents, the Monthly Payments, Principal Prepayments, Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds, REO Disposition Proceeds, and all other rights, benefits, proceeds and obligations arising from or in connection with such Transferred Mortgage Loan.

Transferred Mortgage Loan Remittance Rate:  With respect to each Transferred Mortgage Loan, the annual rate of interest remitted to the Master Servicer, which shall be equal to the Mortgage Interest Rate minus the Servicing Fee Rate.

Transferred Mortgage Loan Schedule:  A schedule of the Transferred Mortgage Loans attached to each Notice of Transfer setting forth information with respect to such Transferred Mortgage Loans as agreed to by the Seller, the Special Servicer and the Master Servicer.

Trust Agreement:  The Trust Agreement dated as of [AGREEDATE], among the Trustee, the Master Servicer and the Depositor.

Trust Fund:  The trust fund established by the Trust Agreement, the assets of which consist of the Transferred Mortgage Loans and any other assets as set forth therein.

Trustee:  [TRUSTEE] or any successor in interest, or if any successor trustee or co-trustee shall be appointed as provided in the Trust Agreement, then such successor trustee or such co-trustee, as the case may be.

Any capitalized terms used and not defined in this Agreement shall have the meanings ascribed to such terms in the Trust Agreement.

ARTICLE II.

SELLER’S ENGAGEMENT OF SPECIAL SERVICER TO PERFORM SERVICING RESPONSIBILITIES

Section 2.01    Contract for Servicing; Transfer of Distressed Mortgage Loans.

(a)        The Seller, by execution and delivery of this Agreement, does hereby contract with the Special Servicer as an independent contractor, subject to the terms of this Agreement, for the servicing of the Transferred Mortgage Loans.

(b)        With respect to any Mortgage Loans for which Aurora is the Prior Servicer: (i) on the second Business Day of each month, Aurora shall inform the Master Servicer and the Special Servicer as to which Mortgage Loans were Distressed Mortgage Loans as of the last day of the preceding month, (ii) on the tenth Business Day of each month, Aurora shall send by facsimile or electronic mail to the Master Servicer, the Special Servicer, the applicable Custodian and the Trustee a Notice of Transfer (along with a Transferred Mortgage Loan Schedule attached thereto) and shall mail to the Mortgagor of each Mortgage Loan listed in a Notice of Transfer a letter advising each such Mortgagor of the transfer of the servicing of the related Mortgage Loan to the Special Servicer, in accordance with the Cranston Gonzales National Affordable Housing Act of 1990 (with copies of such notices to the Special Servicer), (iii) the Servicing Transfer Date set forth in each Notice of Transfer shall be on the first Business Day of the month following the month in which such Notice of Transfer has been sent or such other Business Day as required for compliance with the requirements of the Cranston Gonzales National Affordable Housing Act of 1990 assuming the letters described in subsection (b)(ii) above have been mailed within the time period required therein, (iv) the Special Servicer shall acknowledge the terms of each Notice of Transfer by executing where indicated and sending by facsimile or electronic mail to the Master Servicer, Aurora, the applicable Custodian and the Trustee a copy of such Notice of Transfer and (v) each Distressed Mortgage Loan as set forth in the related Notice of Transfer shall become a Transferred Mortgage Loan and the Special Servicer shall service such loan in accordance with the terms of this Agreement from and after the Servicing Transfer Date; provided, that, Aurora shall not be required to transfer any Distressed Mortgage Loan which ceases to be a Distressed Mortgage Loan between the date on which the notice pursuant to subsection (b)(i) above is delivered and the date on which the related Notice of Transfer is delivered pursuant to subsection (b)(ii) above.

(c)        Simultaneously with the delivery of each Transfer Notice provided by Aurora to the Special Servicer in accordance with Section 2(b), Aurora shall send by facsimile or email to the Special Servicer a list of each Distressed Mortgage Loan for which there is a pending or threatened claim or litigation (other than any foreclosure claims or litigation) (each, a “Litigation Loan”) along with a brief description and status of such pending or threatened claim or litigation.  Within two (2) days of receipt of such notice, the Special Servicer shall send written notice to Aurora as to which Litigation Loans it does not desire and which Litigation Loans it does desire that Aurora transfer on the related Servicing Transfer Date.  Notwithstanding anything to the contrary contained in Section 2.01(b), on the related Servicing Transfer Date, Aurora shall transfer only those Litigation Loans identified by the Special Servicer in such notice.

(d)        With respect to any Mortgage Loans for which Aurora is the not the Prior Servicer: (i) on the eighteenth (18th) day of each month, the Master Servicer shall inform the Special Servicer and the related Prior Servicer(s) as to which Mortgage Loans were Distressed Mortgage Loans as of the last day of the preceding month and shall send by facsimile or electronic mail to the Prior Servicer(s), the Special Servicer, the applicable Custodian and the Trustee a Notice of Transfer (along with a Transferred Mortgage Loan Schedule attached thereto), (ii) shall use commercially reasonable efforts to cause the related Prior Servicer(s) to mail to the Mortgagor of each Mortgage Loan listed in a Notice of Transfer a letter advising each such Mortgagor of the transfer of the servicing of the related Mortgage Loan to the Special Servicer, in accordance with the Cranston Gonzales National Affordable Housing Act of 1990 (and shall use commercially reasonable efforts to cause the related Prior Servicer(s) to provide the Special Servicer with copies of such notices), (iii) the Servicing Transfer Date set forth in each Notice of Transfer shall be on the first day of the second month following the month in which such Notice of Transfer has been sent (e.g., if the Notice of Transfer is sent October 18 the Servicing Transfer Date shall be December 1) or such other Business Day as required for compliance with the requirements of the Cranston Gonzales National Affordable Housing Act of 1990 assuming the letters described in subsection (d)(ii) above have been mailed within the time period required therein, (iv) the Special Servicer shall acknowledge the terms of each Notice of Transfer by executing where indicated and sending by facsimile or electronic mail to the Master Servicer, the Prior Servicer(s), the applicable Custodian and the Trustee a copy of such Notice of Transfer and (v) each Distressed Mortgage Loan shall become a Transferred Mortgage Loan and the Special Servicer shall service such loan in accordance with the terms of this Agreement from and after the Servicing Transfer Date.

(e)        Notwithstanding anything to the contrary in this Section 2.01, if the Prior Servicer fails to conform with the Cranston National Affordable Housing Act of 1990 with respect to any Transferred Mortgage Loan(s), the Special Servicer shall have no liability for failure to service such Transferred Mortgage Loan(s) in accordance with the terms of this Agreement to the extent, and only to the extent, such failure to service results directly from the Prior Servicer’s failure to conform with the Cranston National Affordable Housing Act of 1990.

Section 2.02    Delivery of Transferred Mortgage Loan Files; Reimbursement of Advances.

(a)        The Servicer, the Seller and the Master Servicer hereby acknowledge and agree that with respect to any provisions of this Agreement relating to duties or obligations of a Prior Servicer, the Master Servicer and the Seller shall use commercially reasonable efforts to cause such Prior Servicer to fulfill such duties and obligations, but shall not be liable to the Special Servicer for any Prior Servicer’s failure to fulfill such duties and obligations.

(b)        Each Servicing Transfer from a Prior Servicer and the reimbursement of advances related thereto shall take place in accordance with the terms and conditions of this Agreement.  On or prior to the fourth Business Day following the related Servicing Transfer Date, the Prior Servicer shall deliver to the Special Servicer all Servicing Files in its possession on such Servicing Transfer Date, with respect to each Transferred Mortgage Loan in accordance with the Transfer Instructions attached hereto as Exhibit I.  If the Prior Servicer does not provide substantially all of the information set forth in this Section 2.02(b) with respect to any Transferred Mortgage Loan (if such information is applicable to such Transferred Mortgage Loan), the Servicer will promptly notify the Seller and the Master Servicer with a report upon the discovery of missing information and the Seller and the Master Servicer shall use their respective commercially reasonable efforts to cause the related Prior Servicer to provide such missing information to the Servicer.  If the Prior Servicer is unable to provide such missing information, the Special Servicer shall have no liability for the failure to service such Mortgage Loan in accordance with the terms of this Agreement to the extent, and only to the extent, such failure to service directly results from the Prior Servicer’s failure to provide such missing information to the Special Servicer.

(c)        Within five Business Days following such Servicing Transfer Date, the related Prior Servicer shall deliver a report in form reasonably acceptable to the such Prior Servicer, the Master Servicer and the Special Servicer and commensurate with generally acceptable industry standards, detailing the amount of any unreimbursed Monthly Advances, Servicing Advances and accrued and unpaid Servicing Fees on a loan level basis.  Should the Master Servicer or the Special Servicer desire a loan level tape or other electronic media containing information which is not readily extractable from the related Prior Servicer’s servicing system, such Prior Servicer shall reasonably cooperate to make such loan level data available to the Master Servicer and the Special Servicer.  The Special Servicer shall reimburse the related Prior Servicer for such unreimbursed Monthly Advances, Servicing Advances and accrued and unpaid Servicing Fees within five Business Days of such Prior Servicer’s delivery of such report.  In addition, not later than the third Business Day following the related Servicing Transfer Date, the related Prior Servicer shall transfer to the Special Servicer any funds held in any escrow account or custodial account relating to the related Transferred Mortgage Loans.  The Special Servicer shall reconcile any such funds on or prior to the fifth Business Day following the related Servicing Transfer Date.

(d)        In connection with the transfer of any Distressed Mortgage Loan, (i) the related Prior Servicer will be responsible for servicing the Distressed Mortgage Loan until the effective date of transfer of servicing to the Special Servicer, but shall have no right or obligation to service such Distressed Mortgage Loan from and after the related Servicing Transfer Date (ii) notwithstanding clause (i) above, such Prior Servicer shall include the Distressed Mortgage Loan in its monthly remittance report for the month in which such transfer is effected and shall be obligated, subject to the terms of the related servicing agreement, to make any Monthly Advance or Servicing Advance with respect to such Distressed Mortgage Loan on such Prior Servicer’s scheduled remittance date in the month in which such transfer is effected, in each case, regardless of whether such Prior Servicer’s scheduled remittance date occurs before or after the Servicing Transfer Date, (iii) the amount of Monthly Advances and Servicing Advances to be reimbursed to such Prior Servicer by the Special Servicer hereunder shall include the advances described in clause (ii) above regardless of whether such Prior Servicer makes such advance before or after the Servicing Transfer Date, (iv) the related Prior Servicer shall, no later than the end of the month in which such transfer is effected, provide to the Special Servicer loan level information (in the loan level tape or other electronic media or other agreed-upon form) regarding the Transferred Mortgage Loans during the month of such transfer as may be necessary to enable the Special Servicer to provide such information in its remittance report for the next following month, and (v) each of such Prior Servicer and the Special Servicer shall be entitled to its pro rata share of the Servicing Fee with respect to any such Transferred Mortgage Loan for the month in which the Servicing Transfer Date occurs.

(e)        Except as set forth in Section 2.01(b)(v) above, the parties hereby agree that once a Mortgage Loan becomes a Transferred Mortgage Loan, such loan shall remain a Transferred Mortgage Loan, and shall continue to be serviced by the Special Servicer, regardless of delinquency status, whether the related Mortgaged Property becomes an REO Property or otherwise, until the earlier of the liquidation or other disposition of such Transferred Mortgage Loan or the termination of this Agreement.

(f)        Subject to Section 2.2(a), with respect to each Servicing Transfer, the Special Servicer, the Master Servicer and the related Prior Servicer shall take any steps reasonably necessary, including, but not limited to, executing, acknowledging and delivering all such further acts, deeds, assignments, transfers, conveyances, powers of attorney and assurances in order to accomplish the provisions of Sections 2.01 and 2.02.

Section 2.03    Possession of Transferred Mortgage Loan Files.

The Special Servicer shall maintain a Servicing File with respect to each Transferred Mortgage Loan in order to service such Transferred Mortgage Loans pursuant to this Agreement and each Servicing File delivered to the Special Servicer shall be held in trust by the Special Servicer for the benefit of the Trustee; provided, however, that the Special Servicer shall have no liability for any Servicing Files (or portions thereof) not delivered by the related Prior Servicer.  The Special Servicer’s possession of any portion of the Transferred Mortgage Loan documents shall be at the will of the Trustee for the sole purpose of facilitating servicing of the related Transferred Mortgage Loan pursuant to this Agreement, and such retention and possession by the Special Servicer shall be in a custodial capacity only.  The ownership of each Mortgage Note, Mortgage, and the contents of the Servicing File shall be vested in the Trustee and the ownership of all records and documents with respect to the related Transferred Mortgage Loan prepared by or which come into the possession of the Special Servicer shall immediately vest in the Trustee and shall be retained and maintained, in trust, by the Special Servicer at the will of the Trustee in such custodial capacity only.  The portion of each Servicing File retained by the Special Servicer pursuant to this Agreement shall be segregated from the other books and records of the Special Servicer and shall be appropriately marked to clearly reflect the ownership of the related Transferred Mortgage Loan by the Trustee.  The Special Servicer shall release from its custody the contents of any Servicing File retained by it only in accordance with this Agreement.

Section 2.04    Books and Records.

All rights arising out of the Transferred Mortgage Loans shall be vested in the Trustee, subject to the Special Servicer’s right to service and administer the Transferred Mortgage Loans hereunder in accordance with the terms of this Agreement.  All funds received on or in connection with a Transferred Mortgage Loan, other than the Servicing Fee and other compensation and reimbursement to which the Special Servicer is entitled as set forth herein, including but not limited to Section 5.03 below, shall be received and held by the Special Servicer in trust for the benefit of the Trustee pursuant to the terms of this Agreement.

The Special Servicer shall forward to the applicable Custodian original documents evidencing an assumption, modification, consolidation or extension of any Transferred Mortgage Loan entered into in accordance with Section 3.01 within ten (10) days of their execution; provided, however, that the Special Servicer shall provide the applicable Custodian with a Special Servicer certified true copy of any such document submitted for recordation within ten (10) days of its execution, and shall provide the original of any document submitted for recordation or a copy of such document certified by the appropriate public recording office to be a true and complete copy of the original within 120 days of its submission for recordation, or at such later time if the delay is due to the related public recording office.

ARTICLE III.

SERVICING OF THE TRANSFERRED MORTGAGE LOANS

Section 3.01    Special Servicer to Service.

The Special Servicer, as an independent contractor, shall service and administer the Transferred Mortgage Loans from and after each Servicing Transfer Date, as applicable, and shall have full power and authority, acting alone, to do any and all things in connection with such servicing and administration which the Special Servicer may deem necessary or desirable, consistent with the terms of this Agreement and with Accepted Servicing Practices.  The Special Servicer shall not perform its servicing responsibilities hereunder through subservicers; provided, however, subservicing shall not be deemed to include the use of a tax service, or services for reconveyance, insurance or brokering REO Property or the retention of third party contractors to perform certain servicing and loan administration functions, including without limitation, hazard insurance administration, tax payment and administration, flood certification and administration, collection services and similar functions.  Simultaneously with the execution of this Agreement, the Special Servicer shall enter into an acknowledgment agreement with respect to the related Custodial Agreement.  If Aurora is the Prior Servicer, the Seller shall promptly notify Aurora that this Agreement has been entered into and, upon request, shall deliver a copy of this Agreement to Aurora.

The Seller, the Master Servicer and the Special Servicer additionally agree that the Special Servicer will fully furnish, in accordance with the Fair Credit Reporting Act of 1970, as amended (the “Fair Credit Reporting Act”) and its implementing regulations, accurate and complete information (e.g., favorable and unfavorable) on its borrower credit files to Equifax, Experian and Trans Union Credit Information Company (three of the credit repositories), on a monthly basis.

Consistent with the terms of this Agreement, the Special Servicer may waive, modify or vary any term of any Transferred Mortgage Loan or consent to the postponement of strict compliance with any such term or in any manner grant indulgence to any Mortgagor if in the Special Servicer’s reasonable and prudent determination such waiver, modification, postponement or indulgence is not materially adverse to the Trust Fund, provided, however, that unless the Mortgagor is in default with respect to the Transferred Mortgage Loan or such default is, in the judgment of the Special Servicer, imminent, the Special Servicer shall not permit any modification with respect to any Transferred Mortgage Loan that would change the Mortgage Interest Rate, defer or forgive the payment of principal or interest, reduce or increase the outstanding principal balance (except for actual payments of principal) or change the final maturity date on such Transferred Mortgage Loan.  In the event of any such modification which permits the deferral of interest or principal payments on any Transferred Mortgage Loan, the Special Servicer shall, on the Business Day immediately preceding the Remittance Date in any month in which any such principal or interest payment has been deferred, make a Monthly Advance in accordance with Section 4.03, in an amount equal to the difference between (a) such month’s principal and one month’s interest at the Transferred Mortgage Loan Remittance Rate on the unpaid principal balance of such Transferred Mortgage Loan and (b) the amount paid by the Mortgagor.  The Special Servicer shall be entitled to reimbursement for such advances to the same extent as for all other advances made pursuant to Section 3.04.  Without limiting the generality of the foregoing, the Special Servicer shall continue, and is hereby authorized and empowered, to execute and deliver on behalf of itself and the Trustee, all instruments of satisfaction or cancellation, or of partial or full release, discharge and all other comparable instruments, with respect to the Transferred Mortgage Loans and with respect to the Mortgaged Properties.  If reasonably required by the Special Servicer, the Trustee shall furnish the Special Servicer with any powers of attorney in the form of Exhibit H attached hereto and other documents necessary or appropriate to enable the Special Servicer to carry out its servicing and administrative duties under this Agreement; provided, that the Trustee shall not be liable for the actions of the Special Servicer under such powers of attorney.  Notwithstanding anything contained herein to the contrary, the Servicer shall not, without the Trustee’s written consent:  (i) initiate any action suit or proceeding solely under the Trustee’s name without indicating the Servicer’s representative capacity; or (ii) take any action with the intent to cause, and that actually causes, the Trustee to be registered to do business in any state.  Promptly after the execution of any assumption, modification, consolidation or extension of any Transferred Mortgage Loan, the Special Servicer shall forward to the Master Servicer copies of any documents evidencing such assumption, modification, consolidation or extension.  Notwithstanding anything to the contrary contained in this Agreement, the Special Servicer shall not make or permit any modification, waiver or amendment of any term of any Transferred Mortgage Loan that would cause any REMIC created under the Trust Agreement to fail to qualify as a REMIC or result in the imposition of any tax under Section 860F(a) or Section 860G(d) of the Code.

In servicing and administering the Transferred Mortgage Loans, the Special Servicer shall employ procedures (including collection procedures) and exercise the same care that it would employ and exercise in servicing and administering similar mortgage loans for other institutional investors, giving due consideration to Accepted Servicing Practices where such practices do not conflict with the requirements of this Agreement.

Notwithstanding anything herein to the contrary, the Special Servicer shall not be required to make any Servicing Advance if such Servicing Advance would, if made, constitute a Nonrecoverable Servicing Advance as defined herein.

Section 3.02    Collection and Liquidation of Transferred Mortgage Loans.

Continuously from each Servicing Transfer Date until the date each Transferred Mortgage Loan ceases to be subject to this Agreement, the Special Servicer shall proceed diligently to collect all payments due under each of the Transferred Mortgage Loans when the same shall become due and payable and shall take special care in ascertaining and estimating Escrow Payments, to the extent such payments are required to be made by the related Mortgagor, and all other charges that will become due and payable with respect to the Transferred Mortgage Loans and each related Mortgaged Property, to the end that the installments payable by the Mortgagors will be sufficient to pay such charges as and when they become due and payable.

The Special Servicer shall use its best efforts, consistent with the procedures that the Special Servicer would use in servicing similar mortgage loans for other institutional investors, to foreclose upon or otherwise comparably convert the ownership of such Mortgaged Properties as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 3.01.  The Special Servicer shall use its best efforts to realize upon defaulted Transferred Mortgage Loans in such a manner as will maximize the receipt of principal and interest by the Trust Fund, taking into account, among other things, the timing of foreclosure proceedings.  The foregoing is subject to the provisions that, in any case in which Mortgaged Property shall have suffered damage, the Special Servicer shall not be required to expend its own funds toward the restoration of such property unless it shall determine in its discretion (i) that such restoration will increase the proceeds of liquidation of the related Transferred Mortgage Loan to the Master Servicer after reimbursement to itself for such expenses, and (ii) that such expenses will be recoverable by the Special Servicer through Insurance Proceeds or Liquidation Proceeds from the related Mortgaged Property.  In the event that any payment due under any Transferred Mortgage Loan and not postponed pursuant to Section 3.01 is not paid when the same becomes due and payable, or in the event the Mortgagor fails to perform any other covenant or obligation under the Transferred Mortgage Loan and such failure continues beyond any applicable grace period, the Special Servicer shall take such action as (1) the Special Servicer would take for other institutional investors under similar circumstances with respect to a similar mortgage loan, (2) shall be consistent with Accepted Servicing Practices, (3) the Special Servicer shall determine prudently to be in the best interest of the Trust Fund, and (4) is consistent with any related LPMI Policy.

Section 3.03    Establishment of and Deposits to Custodial Account.

The Special Servicer shall segregate and hold all funds collected and received pursuant to the Transferred Mortgage Loans separate and apart from any of its own funds and general assets and shall establish and maintain one or more Custodial Accounts, in the form of time deposit or demand accounts, titled “[SPECIAL SERVICER] in trust for [TRUSTEE], as Trustee for the [Structured Asset Securities Corporation]”.  Each Custodial Account shall be an Eligible Deposit Account established with an Eligible Institution in a manner that shall provide maximum available insurance thereunder.  Any funds deposited in the Custodial Account may be invested in Eligible Investments subject to the provisions of Section 3.10 hereof.  Funds deposited in the Custodial Account may be drawn on by the Special Servicer in accordance with Section 3.04.  The creation of any Custodial Account shall be evidenced by a letter agreement in the form of Exhibit B hereto.  A copy of such certification or letter agreement shall be furnished to the Master Servicer upon request.

The Special Servicer shall deposit in the Custodial Account on a daily basis, within two (2) business days of receipt and retain therein, the following collections received by the Special Servicer and payments made by the Special Servicer after the Cut-off Date (other than scheduled payments of principal and interest due on or before the Cut-off Date) or the Servicing Transfer Date, as applicable:

(i)         all payments on account of principal on the Transferred Mortgage Loans, including all Principal Prepayments;

(ii)        all payments on account of interest on the Transferred Mortgage Loans adjusted to the Transferred Mortgage Loan Remittance Rate;

(iii)      all Prepayment Charges;

(iv)       all Liquidation Proceeds;

(v)        all Insurance Proceeds including amounts required to be deposited pursuant to Section 3.11 (other than proceeds to be held in the Escrow Account and applied to the restoration and repair of the Mortgaged Property or released to the Mortgagor in accordance with the related Transferred Mortgage Loan documents and Accepted Servicing Practices);

(vi)       all Condemnation Proceeds that are not applied to the restoration or repair of the Mortgaged Property or released to the Mortgagor in accordance with the related Transferred Mortgage Loan documents and Accepted Servicing Practices;

(vii)      any other amount required to be deposited in the Custodial Account pursuant to this Agreement;

(viii)    with respect to each Principal Prepayment in full or in part, the Prepayment Interest Shortfall Amount, if any, for the month of distribution. Such deposit shall be made from the Special Servicer’s own funds, without reimbursement therefor up to a maximum amount per month of the Servicing Fee actually received for such month for the Transferred Mortgage Loans;

(ix)       all Monthly Advances made by the Special Servicer pursuant to Section 4.03;

(x)        any amounts received from the seller of a Transferred Mortgage Loan or any other person giving representations and warranties with respect to the Transferred Mortgage Loan, in connection with the repurchase of any Transferred Mortgage Loan;

(xi)       any amounts required to be deposited by the Special Servicer pursuant to Section 3.11 in connection with the deductible clause in any blanket hazard insurance policy;

(xii)      any amounts received with respect to or related to any REO Property or REO Disposition Proceeds;

(xiii)    any amounts required to be deposited by the Special Servicer pursuant to Section 3.16 in connection with any unpaid claims that are a result of a breach by the Special Servicer or any subservicer of the obligations hereunder or under the terms of a PMI Policy; and

(xiv)     any amounts received by the Special Servicer under a PMI or LPMI Policy.

The foregoing requirements for deposit into the Custodial Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments in the nature of the Servicing Fee or Ancillary Income need not be deposited by the Special Servicer into the Custodial Account.  Any interest paid on funds deposited in the Custodial Account by the depository institution shall accrue to the benefit of the Special Servicer and the Special Servicer shall be entitled to retain and withdraw such interest from the Custodial Account pursuant to Section 3.04.  Additionally, any other benefit derived from the Custodial Account associated with the receipt, disbursement and accumulation of principal, interest, taxes, hazard insurance, mortgage insurance, etc. shall accrue to the Special Servicer.

Section 3.04    Permitted Withdrawals From Custodial Account.

The Special Servicer shall, from time to time, withdraw funds from the Custodial Account for the following purposes:

(i)         to make payments to the Master Servicer in the amounts and in the manner provided for in Section 4.01;

(ii)        in the event the Special Servicer has elected not to retain the Servicing Fee out of any Mortgagor payments on account of interest or other recovery of interest with respect to a particular Transferred Mortgage Loan (including late collections of interest on such Transferred Mortgage Loan, or interest portions of Insurance Proceeds, Liquidation Proceeds or Condemnation Proceeds) prior to the deposit of such Mortgagor payment or recovery in the Custodial Account, to pay to itself the related Servicing Fee from all such Mortgagor payments on account of interest or other such recovery for interest with respect to that Transferred Mortgage Loan;

(iii)      to reimburse itself for unreimbursed Monthly Advances and Servicing Advances made by it (A) that it determines in good faith will not be recoverable from amounts representing late recoveries of payments of principal or interest respecting the particular Transferred Mortgage Loan as to which such Monthly Advance or Servicing Advance was made or from Liquidation Proceeds or Insurance Proceeds with respect to such Transferred Mortgage Loan and/or (B) to the extent that such unreimbursed Monthly Advances and Servicing Advances exceed the related Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds, REO Disposition Proceeds and other amounts received in respect of the related REO Property, it being understood that, in the case of any such reimbursement, the Special Servicer’s right thereto shall be prior to the rights of the Trust Fund;

(iv)       to reimburse itself for unreimbursed Monthly Advances and Servicing Advances, the Special Servicer’s right to reimburse itself pursuant to this subclause (iv) with respect to any Transferred Mortgage Loan being limited to such amounts as may be collected by the Special Servicer from the Mortgagor or otherwise relating to such Transferred Mortgage Loan, it being understood that, in the case of any such reimbursement, the Special Servicer’s right thereto shall be prior to the rights of the Trust Fund;

(v)        to pay itself interest on funds deposited in the Custodial Account;

(vi)       to transfer funds to another Eligible Institution in accordance with Section 3.10 hereof;

(vii)      to invest funds in certain Eligible Investments in accordance with Section 3.10 hereof;

(viii)    with respect to each LPMI Loan, an amount equal to the related LPMI Fee to make payment of premiums due under the LPMI Policy;

(ix)       to withdraw funds deposited in error; and

(x)        to clear and terminate the Custodial Account upon the termination of this Agreement.

Section 3.05    Establishment of and Deposits to Escrow Account.

The Special Servicer shall segregate and hold all funds collected and received pursuant to a Transferred Mortgage Loan constituting Escrow Payments separate and apart from any of its own funds and general assets and shall establish and maintain one or more Escrow Accounts, in the form of time deposit or demand accounts, titled, “[SPECIAL SERVICER] in trust for [TRUSTEE], as Trustee for the [SERIES NO.]”.  Each Escrow Account shall be an Eligible Deposit Account established with an Eligible Institution in a manner that shall provide maximum available insurance thereunder.  Funds deposited in the Escrow Account may be drawn on by the Special Servicer in accordance with Section 3.06.  The creation of any Escrow Account shall be evidenced by a letter agreement in the form of Exhibit C hereto.  A copy of such certification or letter agreement shall be furnished to the Master Servicer upon request.

The Special Servicer shall deposit in the Escrow Account or Accounts on a daily basis, within two (2) Business Days of receipt, and retain therein:

(i)         all Escrow Payments collected on account of the Transferred Mortgage Loans, for the purpose of effecting timely payment of any such items as required under the terms of this Agreement; and

(ii)        all amounts representing Insurance Proceeds or Condemnation Proceeds which are to be applied to the restoration or repair of any Mortgaged Property.

The Special Servicer shall make withdrawals from the Escrow Account only to effect such payments as are required under this Agreement, as set forth in Section 3.06.  The Special Servicer shall be entitled to retain any interest paid on funds deposited in the Escrow Account by the depository institution, other than interest on escrowed funds required by law to be paid to the Mortgagor. To the extent required by law, the Special Servicer shall pay interest on escrowed funds to the Mortgagor notwithstanding that the Escrow Account may be non-interest bearing or that interest paid thereon is insufficient for such purposes; provided, that, the accounts are maintained at an Eligible Institution selected by the Special Servicer.

Section 3.06    Permitted Withdrawals From Escrow Account.

Withdrawals from the Escrow Account or Accounts may be made by the Special Servicer only:

(i)         to effect timely payments of ground rents, taxes, assessments, water rates, mortgage insurance premiums, condominium charges, fire and hazard insurance premiums or other items constituting Escrow Payments for the related Mortgage;

(ii)        to reimburse the Special Servicer for any Servicing Advance made by the Special Servicer with respect to a related Transferred Mortgage Loan, but only from amounts received on the related Transferred Mortgage Loan which represent late collections of Escrow Payments thereunder;

(iii)      to refund to any Mortgagor any funds found to be in excess of the amounts required under the terms of the related Transferred Mortgage Loan;

(iv)       to the extent permitted by applicable law, for transfer to the Custodial Account and application to reduce the principal balance of the Transferred Mortgage Loan in accordance with the terms of the related Mortgage and Mortgage Note;

(v)        for application to restoration or repair of the Mortgaged Property in accordance with Section 3.15;

(vi)       to pay to the Special Servicer, or any Mortgagor to the extent required by law, any interest paid on the funds deposited in the Escrow Account;

(vii)      to transfer funds to another Eligible Institution in accordance with Section 3.10 hereof;

(viii)    to withdraw funds deposited in error; and

(ix)       to clear and terminate the Escrow Account on the termination of this Agreement.

The Special Servicer will be responsible for the administration of the Escrow Accounts and will be obligated to make Servicing Advances to the Escrow Account in respect of its obligations under this Section 3.06, reimbursable from the Escrow Accounts or Custodial Account to the extent not collected from the related Mortgagor, anything to the contrary notwithstanding, when and as necessary to avoid the lapse of insurance coverage on the Mortgaged Property, or which the Special Servicer knows or to avoid the loss of the Mortgaged Property due to a tax sale or the foreclosure as a result of a tax lien.  If any such payment has not been made and the Special Servicer receives notice of a tax lien with respect to the Mortgage being imposed, the Special Servicer will, within ten (10) Business Days of such notice, advance or cause to be advanced funds necessary to discharge such lien on the Mortgaged Property.

Section 3.07    Notification of Adjustments.

With respect to each adjustable rate Transferred Mortgage Loan, the Special Servicer shall adjust the Mortgage Interest Rate on the related interest rate adjustment date and shall adjust the Monthly Payment on the related mortgage payment adjustment date, if applicable, in compliance with the requirements of applicable law and the related Mortgage and Mortgage Note.  The Special Servicer shall execute and deliver any and all necessary notices required under applicable law and the terms of the related Mortgage Note and Mortgage regarding the Mortgage Interest Rate and Monthly Payment adjustments.  The Special Servicer shall promptly, upon written request therefor, deliver to the Master Servicer such notifications and any additional applicable data regarding such adjustments.  Upon the discovery by the Special Servicer or the receipt of notice from the Master Servicer that the Special Servicer has failed to adjust a Mortgage Interest Rate or Monthly Payment in accordance with the terms of the related Mortgage Note, the Special Servicer shall immediately deposit in the Custodial Account from its own funds the amount of any interest loss or deferral caused the Seller thereby.

Section 3.08    Completion and Recordation of Assignments of Mortgage.

As soon as practicable after the Servicing Transfer Date or the date on which a Qualifying Substitute Mortgage Loan is delivered pursuant to Section 2.05 of the Trust Agreement, as applicable (but in no event more than 90 days thereafter except to the extent delays are caused by the applicable public recording office), the Special Servicer, if such actions have not already been taken, shall (i) record or cause to be recorded the Mortgage or the Assignment of Mortgage, as applicable, with respect to all MERS Eligible Mortgage Loans, in the name of MERS, or shall ascertain that such have previously been so recorded; (ii) with the cooperation of the Trustee, take such actions as are necessary to cause the Trustee to be clearly identified as the owner of each MERS Mortgage Loan and each MERS Eligible Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS; (iii) prepare or cause to be prepared all Assignments of Mortgage with respect to all Non-MERS Eligible Mortgage Loans; (iv) record or cause to be recorded all Assignments of Mortgage with respect to Non-MERS Mortgage Loans in the name of the Trustee; (v) pay the recording costs incurred pursuant to this section; and/or (vi) track such Mortgages and Assignments of Mortgage to ensure they have been recorded.  The Special Servicer shall be entitled to be paid by the Seller fees for the preparation and recordation of the Mortgages and Assignments of Mortgage.  After the expenses of such recording costs pursuant to Section 2.02 hereof shall have been paid by the Special Servicer, the Special Servicer shall submit to the Seller a reasonably detailed invoice for reimbursement of recording costs and fees it incurred hereunder.

Section 3.09    Payment of Taxes, Insurance and Other Charges.

(a)        With respect to each Transferred Mortgage Loan which provides for Escrow Payments, the Special Servicer shall maintain accurate records reflecting the status of ground rents, taxes, assessments, water rates, sewer rents, and other charges which are or may become a lien upon the Mortgaged Property and the status of fire and hazard insurance coverage and shall obtain, from time to time, all by the Special Servicer for the payment of such charges (including renewal premiums) (“Property Charges”) and shall effect payment thereof prior to the applicable penalty or termination date, employing for such purpose deposits of the Mortgagor in the Escrow Account which shall have been estimated and accumulated by the Special Servicer in amounts sufficient for such purposes, as allowed under the terms of the Mortgage. The Special Servicer assumes full responsibility for the timely payment of all such Property Charges and shall effect timely payment of all such charges irrespective of each Mortgagor’s faithful performance in the payment of same or the making of the Escrow Payments.

(b)        To the extent that a Transferred Mortgage Loan does not provide for Escrow Payments, the Special Servicer shall make advances from its own funds to effect payment of all Property Charges to the extent necessary to preserve the lien status of the Mortgage, to avoid the lapse of insurance coverage on the Mortgaged Property or to avoid the loss of the Mortgaged Property due to a tax sale or foreclosure as a result of a tax lien.  The Special Servicer shall pay any late fee or penalty which is payable due to any delay in payment of any Property Charge.  Such late fees or penalties shall be deemed to be Servicing Advances, reimbursable to Special Servicer in accordance with Section 3.04 hereof.

Section 3.10    Protection of Accounts.

The Servicer may transfer the Custodial Account or any Escrow Account to a different Eligible Institution from time to time; provided that in the event the Custodial Account or any Escrow Account is held in a depository institution or trust company that ceases to be an Eligible Institution, the Servicer shall transfer such Custodial Account or Escrow Account, as the case may be, to an Eligible Institution.  Such transfer shall be made only upon notice to the Master Servicer of any change in the location of the Custodial Account or Escrow Account.

The Special Servicer shall bear any expenses, losses or damages sustained by the Master Servicer or the Trustee if the Custodial Account and/or the Escrow Account are not demand deposit accounts.

Amounts on deposit in the Custodial Account may at the option of the Special Servicer be invested in Eligible Investments.  Any such Eligible Investment shall mature no later than three days prior to the Remittance Date; provided, however, that if such Eligible Investment is an obligation of a Eligible Institution (other than the Special Servicer) that maintains the Custodial Account, then such Eligible Investment may mature on such Remittance Date.  Any such Eligible Investment shall be made in the name of the Special Servicer in trust for the benefit of the Trustee.  All income on or gain realized from any such Eligible Investment shall be for the benefit of the Special Servicer and may be withdrawn at any time by the Special Servicer.  Any losses incurred in respect of any such investment shall be deposited in the Custodial Account, by the Special Servicer out of its own funds immediately as realized.

Section 3.11    Maintenance of Hazard Insurance.

The Special Servicer shall cause to be maintained for each Transferred Mortgage Loan hazard insurance such that all buildings upon the Mortgaged Property are insured by a generally acceptable insurer acceptable under Fannie Mae and Freddie Mac guidelines against loss by fire, hazards of extended coverage and such other hazards as are customary in the area where the Mortgaged Property is located, in an amount which is at least equal to the lesser of (i) the replacement value of the improvements securing such Transferred Mortgage Loan and (ii) the greater of (x) the outstanding principal balance of the Transferred Mortgage Loan and (y) an amount such that the proceeds thereof shall be sufficient to prevent the Mortgagor or the loss payee from becoming a co-insurer.

If upon origination of the Transferred Mortgage Loan, the related Mortgaged Property was located in an area identified in the Federal Register by the Flood Emergency Management Agency as having special flood hazards (and such flood insurance has been made available) a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration is in effect with a generally acceptable insurance carrier rated B:VI or better in the current edition of Best’s Key Rating Guide in an amount representing coverage equal to the lesser of (i) the minimum amount required, under the terms of coverage, to compensate for any damage or loss on a replacement cost basis (or the unpaid balance of the mortgage if replacement cost coverage is not available for the type of building insured) and (ii) the maximum amount of insurance which is available under the Flood Disaster Protection Act of 1973, as amended. If at any time during the term of the Transferred Mortgage Loan, the Special Servicer determines in accordance with applicable law and pursuant to the Fannie Mae Guides that a Mortgaged Property is located in a special flood hazard area and is not covered by flood insurance or is covered in an amount less than the amount required by the Flood Disaster Protection Act of 1973, as amended, the Special Servicer shall notify the related Mortgagor that the Mortgagor must obtain such flood insurance coverage, and if said Mortgagor fails to obtain the required flood insurance coverage within forty-five (45) days after such notification, the Special Servicer shall immediately force place the required flood insurance on the Mortgagor’s behalf.

If a Mortgage is secured by a unit in a condominium project, the Special Servicer shall verify that the coverage required of the owner’s association, including hazard, flood, liability, and fidelity coverage, is being maintained in accordance with then current Fannie Mae requirements, and secure from the owner’s association its agreement to notify the Special Servicer promptly of any change in the insurance coverage or of any condemnation or casualty loss that may have a material effect on the value of the Mortgaged Property as security.

The Special Servicer shall cause to be maintained on each Mortgaged Property earthquake or such other or additional insurance only to the extent required pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance, or pursuant to the requirements of any private mortgage guaranty insurer, or as may be required to conform with Accepted Servicing Practices.

In the event that the Master Servicer or the Special Servicer shall determine that the Mortgaged Property should be insured against loss or damage by hazards and risks not covered by the insurance required to be maintained by the Mortgagor pursuant to the terms of the Mortgage, the Special Servicer shall communicate and consult with the Mortgagor with respect to the need for such insurance and bring to the Mortgagor’s attention the desirability of protection of the Mortgaged Property.

All policies required hereunder shall name the Special Servicer as loss payee and shall be endorsed with standard or union mortgagee clauses, without contribution, which shall provide for at least 30 days prior written notice of any cancellation, reduction in amount or material change in coverage.

The Special Servicer shall not interfere with the Mortgagor’s freedom of choice in selecting either his insurance carrier or agent, provided, however, that the Special Servicer shall not accept any such insurance policies from insurance companies unless such companies are rated B:VI or better in Best’s Key Rating Guide and are licensed to do business in the jurisdiction in which the Mortgaged Property is located. The Special Servicer shall determine that such policies provide sufficient risk coverage and amounts, that they insure the property owner, and that they properly describe the property address. The Special Servicer shall furnish to the Mortgagor a formal notice of expiration of any such insurance in sufficient time for the Mortgagor to arrange for renewal coverage by the expiration date.

Pursuant to Section 3.04, any amounts collected by the Special Servicer under any such policies (other than amounts to be deposited in the Escrow Account and applied to the restoration or repair of the related Mortgaged Property, or property acquired in liquidation of the Transferred Mortgage Loan, or to be released to the Mortgagor, in accordance with the Special Servicer’s normal servicing procedures as specified in Section 3.15) shall be deposited in the Custodial Account subject to withdrawal pursuant to Section 3.05.

Section 3.12    Maintenance of Mortgage Impairment Insurance.

In the event that the Special Servicer shall obtain and maintain a blanket policy insuring against losses arising from fire and hazards covered under extended coverage on all of the Transferred Mortgage Loans, then, to the extent such policy provides coverage in an amount equal to the amount required pursuant to Section 3.11 and otherwise complies with all other requirements of Section 3.11, it shall conclusively be deemed to have satisfied its obligations as set forth in Section 3.11. Any amounts collected by the Special Servicer under any such policy relating to a Transferred Mortgage Loan shall be deposited in the Custodial Account subject to withdrawal pursuant to Section 3.05. Such policy may contain a deductible clause, in which case, in the event that there shall not have been maintained on the related Mortgaged Property a policy complying with Section 3.11, and there shall have been a loss which would have been covered by such policy, the Special Servicer shall deposit in the Custodial Account at the time of such loss the amount not otherwise payable under the blanket policy because of such deductible clause, such amount to deposited from the Special Servicer’s funds, without reimbursement therefor. Upon request of the Master Servicer or the Trustee, the Special Servicer shall cause to be delivered to such person a certified true copy of such policy and a statement from the insurer thereunder that such policy shall in no event be terminated or materially modified without 30 days’ prior written notice to the Master Servicer.

Section 3.13    Maintenance of Fidelity Bond and Errors and Omissions Insurance.

The Special Servicer shall maintain with responsible companies, at its own expense, a blanket Fidelity Bond and an Errors and Omissions Insurance Policy, with broad coverage on all officers, employees or other persons acting in any capacity requiring such persons to handle funds, money, documents or papers relating to the Transferred Mortgage Loans (“Special Servicer Employees”). Any such Fidelity Bond and Errors and Omissions Insurance Policy shall be in the form of the Mortgage Banker’s Blanket Bond and shall protect and insure the Special Servicer against losses, including forgery, theft, embezzlement, fraud, errors and omissions and negligent acts of such Special Servicer Employees. Such Fidelity Bond and Errors and Omissions Insurance Policy also shall protect and insure the Special Servicer against losses in connection with the release or satisfaction of a Transferred Mortgage Loan without having obtained payment in full of the indebtedness secured thereby. No provision of this Section 3.13 requiring such Fidelity Bond and Errors and Omissions Insurance Policy shall diminish or relieve the Special Servicer from its duties and obligations as set forth in this Agreement. The minimum coverage under any such bond and insurance policy shall be at least equal to the corresponding amounts required by Fannie Mae in the Fannie Mae Guides or by Freddie Mac in the Freddie Mac Sellers’ & Servicers’ Guide. Upon the request of the Master Servicer or the Trustee, the Special Servicer shall cause to be delivered to such party a certified true copy of such fidelity bond and insurance policy and a statement from the surety and the insurer that such fidelity bond and insurance policy shall in no event be terminated or materially modified without 30 days’ prior written notice to the Master Servicer.

Section 3.14    Inspections.

The Special Servicer shall inspect the Mortgaged Property as often as deemed necessary by the Special Servicer in accordance with Accepted Servicing Practices to assure itself that the value of the Mortgaged Property is being preserved. In addition, if any Transferred Mortgage Loan delinquent, the Special Servicer shall inspect the Mortgaged Property in accordance with Accepted Servicing Practices or as may be required by the primary mortgage guaranty insurer. The Special Servicer shall keep a written report of each such inspection.

Section 3.15    Restoration of Mortgaged Property.

The Special Servicer need not obtain the approval of the Master Servicer or the Trustee prior to releasing any Insurance Proceeds or Condemnation Proceeds to the Mortgagor to be applied to the restoration or repair of the Mortgaged Property if such release is in accordance with Accepted Servicing Practices. At a minimum, the Special Servicer shall comply with the following conditions in connection with any such release of Insurance Proceeds or Condemnation Proceeds:

(i)         the Special Servicer shall receive satisfactory independent verification of completion of repairs and issuance of any required approvals with respect thereto;

(ii)        the Special Servicer shall take all steps necessary to preserve the priority of the lien of the Mortgage, including, but not limited to requiring waivers with respect to mechanics’ and materialmen’s liens;

(iii)      the Special Servicer shall verify that the Transferred Mortgage Loan is not in default; and

(iv)       pending repairs or restoration, the Special Servicer shall place the Insurance Proceeds or Condemnation Proceeds in the Escrow Account.

Section 3.16    Maintenance of PMI and/or LPMI Policy; Claims.

(a)        The Special Servicer shall comply with all provisions of applicable state and federal law relating to the cancellation of, or collection of premiums with respect to, PMI Policies, including, but not limited to, the provisions of the Homeowners Protection Act of 1998, and all regulations promulgated thereunder, as amended from time to time.  The Special Servicer shall be obligated to make premium payments with respect to (i) LPMI Policies, to the extent of the LPMI Fee set forth on the Transferred Mortgage Loan Schedule with respect to any LPMI Loans, which shall be paid out of the interest portion of the related Monthly Payment or, if a Monthly Payment is not made, from the Special Servicer’s own funds and (ii) PMI Policies required to be maintained by the Mortgagor rather than the Seller, if the Mortgagor is required but fails to pay any PMI Policy premium, which shall be paid from the Special Servicer’s own funds.  Any premium payments made by the Special Servicer from its own funds pursuant to this Section 3.16(a) shall be recoverable by the Special Servicer as a Servicing Advance, subject to the reimbursement provisions of Section 3.04(iii).

With respect to each Transferred Mortgage Loan (other than LPMI Loans) that has a PMI Policy in effect as of the Transfer Date, the Special Servicer shall maintain or cause the Mortgagor to maintain (to the extent that the Transferred Mortgage Loan requires the Mortgagor to maintain such insurance) in full force and effect a PMI Policy, and shall pay or shall cause the Mortgagor to pay the premium thereon on a timely basis, until the LTV of such Transferred Mortgage Loan is reduced to 80%.  In the event that such PMI Policy shall be terminated, the Special Servicer shall obtain from another Qualified Insurer a comparable replacement policy, with a total coverage equal to the remaining coverage of such terminated PMI Policy, at substantially the same fee level.  The Special Servicer shall not take any action which would result in noncoverage under any applicable PMI Policy of any loss which, but for the actions of the Special Servicer would have been covered thereunder.  In connection with any assumption or substitution agreements entered into or to be entered into with respect to a Transferred Mortgage Loan, the Special Servicer shall promptly notify the insurer under the related PMI Policy, if any, of such assumption or substitution of liability in accordance with the terms of such PMI Policy and shall take all actions which may be required by such insurer as a condition to the continuation of coverage under such PMI Policy.  If such PMI Policy is terminated as a result of such assumption or substitution of liability, the Special Servicer shall obtain a replacement PMI Policy as provided above.

(b)        With respect to each Transferred Mortgage Loan covered by a PMI Policy or LPMI Policy, the Special Servicer shall take all such actions on behalf of the Trustee as are necessary to service, maintain and administer the related Transferred Mortgage Loan in accordance with such Policy and to enforce the rights under such Policy.  Except as expressly set forth herein, the Special Servicer shall have full authority on behalf of the Trust Fund to do anything it deems appropriate or desirable in connection with the servicing, maintenance and administration of such Policy; provided that the Special Servicer shall not take any action to permit any modification or assumption of a Transferred Mortgage Loan covered by a LPMI or PMI Policy, or take any other action with respect to such Transferred Mortgage Loan, which would result in non-coverage under such Policy of any loss which, but for actions of any Special Servicer or the subservicer, would have been covered thereunder.  If the Qualified Insurer fails to pay a claim under a LPMI or PMI Policy solely as a result of a breach by the Special Servicer or subservicer of its obligations hereunder or under such Policy, the Special Servicer shall be required to deposit in the Custodial Account on or prior to the next succeeding Remittance Date an amount equal to such unpaid claim from its own funds without any rights to reimbursement from the Trust Fund.  The Special Servicer shall cooperate with the Qualified Insurers and shall furnish all reasonable evidence and information in the possession of the Special Servicer to which the Special Servicer has access with respect to the related Transferred Mortgage Loan.

(c)        In connection with its activities as servicer, the Special Servicer agrees to prepare and present, on behalf of itself and the Trustee, claims to the Qualified Insurer under any PMI Policy or LPMI Policy in a timely fashion in accordance with the terms of such PMI Policy or LPMI Policy and, in this regard, to take such action as shall be necessary to permit recovery under any PMI Policy or LPMI Policy respecting a defaulted Transferred Mortgage Loan.  Any amounts collected by the Special Servicer under any PMI Policy or LPMI Policy shall be deposited in the Custodial Account pursuant to Sections 3.03(xiv) and (xv), subject to withdrawal pursuant to Section 3.04.

(d)        The Trustee shall furnish the Special Servicer with any powers of attorney and other documents (within three (3) Business Days upon request from the Special Servicer) in form as provided to it and at the Special Servicer’s expense necessary or appropriate to enable the Special Servicer to service and administer any PMI or LPMI Policy; provided, however, that the Trustee shall not be liable for the actions of the Special Servicer under such power of attorney.

(e)        The Special Servicer shall deposit into the Custodial Account pursuant to Section 3.03(v) hereof all Insurance Proceeds received under the terms of a PMI Policy or an LPMI Policy.

(f)        Notwithstanding the provisions of (a) and (b) above, the Special Servicer shall not take any action in regard to any PMI Policy or LPMI Policy inconsistent with the interests of the Trustee or the Certificateholders or with the rights and interests of the Trustee or the Certificateholders under this Agreement.

Section 3.17    Title, Management and Disposition of REO Property.

In the event that title to any Mortgaged Property is acquired in foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be taken, pursuant to a limited power of attorney in the form attached hereto as Exhibit H, in the name of the Trustee or its nominee (which in no event shall be the Special Servicer) in trust for the benefit of the Certificateholders, or in the event the Trustee is not authorized or permitted to hold title to real property in the state where the REO Property is located, or would be adversely affected under the “doing business” or tax laws of such state by so holding title, the deed or certificate of sale shall be taken in the name of such Person or Persons as shall be consistent with an Opinion of Counsel obtained by the Special Servicer (with a copy delivered to the Trustee) from any attorney duly licensed to practice law in the state where the REO Property is located.  Any such Opinion of Counsel will be deemed a Servicing Advance, reimbursable to the Special Servicer in accordance with Section 3.04.  The Person or Persons holding such title other than the Trustee shall acknowledge in writing that such title is being held as nominee for the Trustee.

The Special Servicer shall manage, conserve, protect and operate each REO Property for the Trustee solely for the purpose of its prompt disposition and sale. The Special Servicer, either itself or through an agent selected by the Special Servicer, shall manage, conserve, protect and operate the REO Property in the same manner that it manages, conserves, protects and operates other foreclosed property for its own account, and in the same manner that similar property in the same locality as the REO Property is managed. The Special Servicer shall attempt to sell the same (and may temporarily rent the same for a period not greater than one year, except as otherwise provided below) on such terms and conditions as the Special Servicer deems to be in the best interest of the Trustee and the Certificateholders.

In the event that the Trust Fund acquires any REO Property in connection with a default or imminent default on a Transferred Mortgage Loan, the Special Servicer shall dispose of such REO Property not later than the end of the third taxable year after the year of its acquisition by the Trust Fund unless the Special Servicer has applied for and received a grant of extension from the Internal Revenue Service (and provide a copy of the same to the Master Servicer and the Trustee) to the effect that, under the REMIC Provisions and any relevant proposed legislation and under applicable state law, the applicable Trust REMIC may hold REO Property for a longer period without adversely affecting the REMIC status of such REMIC or causing the imposition of a federal or state tax upon such REMIC and has notified the Master Servicer and the Trustee of such extension by providing a copy of the application and the grant of such extension to the Trustee and the Master Servicer.  If the Special Servicer has received such an extension (and provided a copy of the same to the Master Servicer and the Trustee), then the Special Servicer shall continue to attempt to sell the REO Property for its fair market value for such period longer than three years as such extension permits (the “Extended Period”).  If the Special Servicer has not received such an extension and the Special Servicer is unable to sell the REO Property within the period ending three months before the end of such third taxable year after its acquisition by the Trust Fund or if the Special Servicer has received such an extension, and the Special Servicer is unable to sell the REO Property within the period ending three months before the close of the Extended Period, the Special Servicer shall, before the end of the three-year period or the Extended Period, as applicable, (i) purchase such REO Property at a price equal to the REO Property’s fair market value or (ii) auction the REO Property to the highest bidder (which may be the Special Servicer) in an auction reasonably designed to produce a fair price prior to the expiration of the three-year period or the Extended Period, as the case may be.  The Trustee shall sign any document reasonably requested by, and at the expense of, the Special Servicer, or take any other action reasonably requested by the Special Servicer which would enable the Special Servicer, on behalf of the Trust Fund, to request such grant of extension.  In all cases, the disposition of REO Property shall be carried out by the Special Servicer at such price, and upon such terms and conditions, as the Servicer deems to be in the best interests of the Trust Fund.

Notwithstanding any other provisions of this Agreement, no REO Property acquired by the Trust Fund shall be rented (or allowed to continue to be rented) or otherwise used by or on behalf of the Trust Fund in such a manner or pursuant to any terms that would:  (i) cause such REO Property to fail to qualify as “foreclosure property” within the meaning of Section 860G(a)(8) of the Code; or (ii) subject any Trust REMIC to the imposition of any federal income taxes on the income earned from such REO Property, including any taxes imposed by reason of Sections 860F or 860G(c) of the Code, unless the Special Servicer has agreed to indemnify and hold harmless the Trust Fund with respect to the imposition of any such taxes.

The Special Servicer shall also maintain on each REO Property fire and hazard insurance with extended coverage in amount which is at least equal to the maximum insurable value of the improvements which are a part of such property, liability insurance and, to the extent required and available under the Flood Disaster Protection Act of 1973, as amended, flood insurance in the amount required above.

The proceeds of sale of the REO Property shall be promptly deposited in the Custodial Account.  As soon as practical thereafter the expenses of such sale shall be paid and the Special Servicer shall reimburse itself for any related unreimbursed Servicing Advances, unpaid Servicing Fees, unreimbursed Monthly Advances made pursuant to this Section or Section 4.03 or the REO Disposition Fee.

The Special Servicer shall make advances of all funds necessary for the proper operation, management and maintenance of the REO Property, including the cost of maintaining any hazard insurance pursuant to Section 3.10, such advances to be reimbursed from the disposition or liquidation proceeds of the REO Property.  The Special Servicer shall make monthly distributions on each Remittance Date to the Master Servicer of the net cash flow from the REO Property (which shall equal the revenues from such REO Property net of the expenses described in this Section 3.17 and of any reserves reasonably required from time to time to be maintained to satisfy anticipated liabilities for such expenses).

Section 3.18    Real Estate Owned Reports.

Together with the statement furnished pursuant to Section 4.02, the Special Servicer shall furnish to the Master Servicer on or before the Remittance Date in each month a statement with respect to any REO Property covering the operation of such REO Property for the previous month and the Special Servicer’s efforts in connection with the sale of such REO Property and any rental of such REO Property incidental to the sale thereof for the previous month. That statement shall be accompanied by such other information as the Master Servicer shall reasonably request.

Section 3.19    Liquidation Reports.

Upon the foreclosure sale of any Mortgaged Property or the acquisition thereof by the Trust Fund pursuant to a deed in lieu of foreclosure, the Special Servicer shall submit to the Trustee and the Master Servicer a liquidation report with respect to such Mortgaged Property.  In addition, the Special Servicer shall provide the Master Servicer a report setting forth Servicing Advances and other expenses incurred in connection with the liquidation of any Transferred Mortgage Loan.

Section 3.20    Reports of Foreclosures and Abandonments of Mortgaged Property.

Following the foreclosure sale or abandonment of any Mortgaged Property, the Special Servicer shall report such foreclosure or abandonment as required pursuant to Section 6050J of the Code.

Section 3.21    Prepayment Charges.

The Special Servicer or any designee of the Special Servicer shall not waive any Prepayment Charge with respect to any Transferred Mortgage Loan which contains a Prepayment Charge which prepays during the term of the charge. If the Special Servicer or its designee fails to collect the Prepayment Charge upon any prepayment of any Transferred Mortgage Loan which contains a Prepayment Charge pursuant to the Transferred Mortgage Loan documents that are available to the Special Servicer for such Transferred Mortgage Loan, the Special Servicer shall pay the Trust Fund at such time (by deposit to the Custodial Account) an amount equal to the Prepayment Charge which was not collected.  Notwithstanding the above, the Special Servicer or its designee may waive a Prepayment Charge without paying the Trust Fund the amount of the Prepayment Charge if (i) the Transferred Mortgage Loan is in default (defined as 61 days or more delinquent) and such waiver would maximize recovery of total proceeds taking into account the value of such Prepayment Charge and the related Transferred Mortgage Loan or (ii) if the prepayment is not a result of a refinance by the Special Servicer or any of its affiliates and (a) the Transferred Mortgage Loan is foreseen to be in default and such waiver would maximize recovery of total proceeds taking into account the value of such Prepayment Charge and the related Transferred Mortgage Loan, (b) the collection of the Prepayment Charge would be in violation of applicable laws or (c) notwithstanding any state or federal law to the contrary, a Prepayment Charge in any instance when a Transferred Mortgage Loan is in foreclosure.

Section 3.22    Compliance with Safeguarding Customer Information Requirements.

The Special Servicer has implemented and will maintain security measures designed to meet the objectives of the Interagency Guidelines Establishing Standards for Safeguarding Customer Information published in final form on February 1, 2001, 66 Fed. Reg. 8616, and the rules promulgated thereunder, as amended from time to time (the “Guidelines”).

The Special Servicer shall promptly provide the Seller or the Master Servicer information regarding such security measures upon the reasonable request of the Seller or the Master Servicer which information shall include, but not be limited to, any Statement on Auditing Standards (SAS) No. 70 report covering the Special Servicer’s operations, and any other audit reports, summaries of test results or equivalent measures taken by the Special Servicer with respect to its security measures to the extent reasonably necessary in order for the Seller to satisfy its obligations under the Guidelines.

Section 3.23    Reserved.

Section 3.24    Advance Facility

(a)        The Special Servicer is hereby authorized to enter into a financing or other facility (any such arrangement, an “Advance Facility”), the documentation for which complies with Section 3.24(c), under which (1) the Special Servicer assigns or pledges its rights under this Agreement to be reimbursed for any or all Monthly Advances and/or Servicing Advances to (i) a Person, which may be a special-purpose bankruptcy-remote entity (an “SPV”), (ii) a Person, which may simultaneously assign or pledge such rights to an SPV or (iii) a lender (a “Lender”), which, in the case of any Person or SPV of the type described in either of the preceding clauses (i) or (ii), may directly or through other assignees and/or pledgees, assign or pledge such rights to a Person, which may include a trustee acting on behalf of holders of debt instruments (any such Person or any such Lender, an “Advance Financing Person”), and/or (2) an Advance Financing Person agrees to fund all the Advances and/or Servicing Advances required to be made by the Special Servicer pursuant to this Agreement.  No consent of the Master Servicer, Trustee, Certificateholders or any other party shall be required before the Special Servicer may enter into an Advance Facility nor shall the Master Servicer, Trustee or the Certificateholders be a third party beneficiary of any obligation of an Advance Financing Person to the Special Servicer.  Notwithstanding the existence of any Advance Facility under which an Advance Financing Person agrees to fund Monthly Advances and/or Servicing Advances, (A) the Special Servicer (i) shall remain obligated pursuant to this Agreement to make Monthly Advances and/or Servicing Advances pursuant to and as required by this Agreement and (ii) shall not be relieved of such obligations by virtue of such Advance Facility and (B) neither the Advance Financing Person nor any Special Servicer’s Assignee (as hereinafter defined) shall have any right to proceed against or otherwise contact any Mortgagor for the purpose of collecting any payment that may be due with respect to any related Transferred Mortgage Loan or enforcing any covenant of such Mortgagor under the related Transferred Mortgage Loan documents.

(b)        If the Special Servicer enters into an Advance Facility, the Special Servicer and the related Advance Financing Person shall deliver to the Master Servicer and the Trustee at their respective addresses set forth in Section 9.04 hereof a written notice (an “Advance Facility Notice”), stating (a) the identity of the Advance Financing Person and (b) the identity of the Person (the “Special Servicer’s Assignee”) that will, subject to Section 3.24(c) hereof, have the right to make withdrawals from the Custodial Account pursuant to Section 3.04 hereof to reimburse previously unreimbursed Monthly Advances and/or Servicing Advances (“Advance Reimbursement Amounts”).  Advance Reimbursement Amounts (i) shall consist solely of amounts in respect of Monthly Advances and/or Servicing Advances made with respect to the Transferred Mortgage Loans for which the Special Servicer would be permitted to reimburse itself in accordance with Section 3.04 hereof, assuming the Special Servicer had made the related Monthly Advances and/or Servicing Advances and (ii) shall not consist of amounts payable to a successor servicer in accordance with Section 3.04 hereof as provided under Section 3.24(d) below.

(c)        Notwithstanding the existence of an Advance Facility, the Special Servicer, on behalf of the Advance Financing Person, shall be entitled to receive reimbursements of Monthly Advances and/or Servicing Advances in accordance with Section 3.04 hereof, which entitlement may be terminated by the Advance Financing Person pursuant to a written notice to the Master Servicer and the Trustee in the manner set forth in Section 9.04 hereof.  Upon receipt of such written notice, the Special Servicer shall no longer be entitled to receive reimbursement for any Advance Reimbursement Amounts and the Special Servicer’s Assignee shall immediately have the right to receive from the Custodial Account all Advance Reimbursement Amounts.  Notwithstanding the foregoing, and for the avoidance of doubt, (i) the Special Servicer and the Special Servicer’s Assignee, as applicable, shall only be entitled to reimbursement of Advance Reimbursement Amounts hereunder from withdrawals from the Custodial Account pursuant to Section 3.04 hereof and (ii) none of the Master Servicer, the Trustee nor the Certificateholders shall be entitled to receive any Advance Reimbursement Amounts to which the Special Servicer or the Special Servicer’s Assignee, as applicable, shall be entitled pursuant to this Section 3.24.  An Advance Facility may be terminated by the joint written direction of the Special Servicer and the related Advance Financing Person.  Written notice of such termination shall be delivered to the Master Servicer and the Trustee in the manner set forth in Section 9.04 hereof.  None of the Master Servicer or the Trustee shall have any duty or liability with respect to the calculation or payment of any Advance Reimbursement Amount, nor shall the Master Servicer, the Depositor or the Trustee have any responsibility to track or monitor the administration of the Advance Facility or the payment of Reimbursement Amounts to the related Advance Financing Person.  The Special Servicer shall indemnify the Master Servicer, the Depositor, the Trustee, the Trust Fund, any successor Special Servicer for any claim, loss, liability or damage resulting from (i) any claim by the related Advancing Financing Person and (ii) any errors in Advance Reimbursement Amounts or other amounts withdrawn from the Custodial Account by the Special Servicer’s Advance Financing Person, except to the extent that such claim, loss, liability or damage that resulted from or arose out of gross negligence, recklessness or willful misconduct on the part of the Master Servicer, the Depositor, the Trustee, the Trust Fund or any successor Special Servicer, as the case may be.  The Special Servicer shall maintain and provide to any successor servicer and (upon request) the Master Servicer a detailed accounting on a loan by loan basis as to amounts advanced by, pledged or assigned to, and reimbursed to any Advance Financing Person.  The successor servicer shall be entitled to rely on any such information provided by the Special Servicer, and the successor servicer shall not be liable for any errors in such information.

(d)        As between the Special Servicer and its Advance Financing Person, on the one hand, and a successor servicer and its advance financing person, if any, on the other hand, Advance Reimbursement Amounts on a loan-by-loan basis with respect to each Transferred Mortgage Loan as to which a Monthly Advance and/or a Servicing Advance shall have been made and be outstanding shall be allocated on a “first-in, first out” basis.  In the event the Special Servicer’s Assignee shall have received some or all of an Advance Reimbursement Amount related to Monthly Advances and/or Servicing Advances that were made by a Person in error, then the Special Servicer’s Assignee shall be required to remit any portion of such Advance Reimbursement Amount to each person entitled to such portion of such Advance Reimbursement Amount.  The Special Servicer shall promptly notify the Special Servicer’s Assignee upon becoming aware of any such erroneous receipt.  If the Special Servicer’s Assignee fails to reimburse any Person entitled to a portion of any such Advance Reimbursement Amount within ten (10) days of receiving notice of the erroneous payment, the Special Servicer shall promptly so reimburse such Person.  Without limiting the generality of the foregoing, the Special Servicer shall remain entitled to be reimbursed by the Advance Financing Person for all Monthly Advances and/or Servicing Advances funded by the Special Servicer to the extent the related Advance Reimbursement Amounts have not been assigned or pledged to such Advance Financing Person or the Special Servicer’s Assignee.

(e)        With respect to any certificate of a Servicing Officer of a successor servicer delivered in connection with any Nonrecoverable Advance, such Nonrecoverable Advance referred to therein may have been made by the Special Servicer or a successor servicer.  In making its determination that any Monthly Advance or Servicing Advance theretofore made has become a Nonrecoverable Advance, the successor servicer shall apply the same criteria in making such determination regardless of whether such Monthly Advance or Servicing Advance shall have been made by the successor servicer or the Special Servicer.

(f)        Any amendment to this Section 3.24 or to any other provision of this Agreement that may be necessary or appropriate to effect the terms of an Advance Facility as described generally in this Section 3.24, including amendments to add provisions relating to a successor servicer, may be entered into by the Seller, the Trustee, the Master Servicer and the Special Servicer without the consent of any Certificateholder, notwithstanding anything to the contrary in this Agreement or the Trust Agreement.  All reasonable costs and expenses (including attorneys’ fees) of each of the parties in the preceding sentence of any such amendment shall be borne solely by the Special Servicer.  The parties hereto hereby acknowledge and agree that:  (i) the Monthly Advances and/or Servicing Advances financed by and/or pledged to an Advance Financing Person under any Advance Facility are obligations owed to the Special Servicer payable only from cash flows and proceeds received under this Agreement for reimbursement of Monthly Advances and Servicing Advances only to the extent provided herein, and the Master Servicer, the Trustee and the Trust Fund are not, as a result of the existence of any Advance Facility, obligated or be liable to repay any Monthly Advances and/or Servicing Advances financed by Advance Financing Person; (ii) the Special Servicer will be responsible for remitting to the Advance Financing Person the applicable amounts collected by it as reimbursement for Monthly Advances and/or Servicing Advances funded by the Advance Financing Person, subject to the provisions of this Agreement; and (iii) the Master Servicer and the Trustee shall not have any responsibility to track or monitor the administration of the financing agreement between the Special Servicer and any Advance Financing Person.

Section 3.25    MERS.

(a)        The Special Servicer shall maintain in good standing its membership in MERS.  In addition, the Special Servicer shall comply with all rules, policies and procedures of MERS.

(b)        With respect to all MERS Mortgage Loans serviced hereunder, the Special Servicer shall promptly notify MERS as to any transfer of beneficial ownership of such Mortgage Loans of which the Special Servicer has notice.

(c)        With respect to all MERS Mortgage Loans serviced hereunder, the Special Servicer shall notify MERS as to any transfer of servicing hereunder within 10 Business Days of such transfer of servicing.  The Special Servicer shall cooperate with the Trustee, the Master Servicer and any successor Special Servicer to the extent necessary to ensure that such transfer of servicing is appropriately reflected on the MERS system.

ARTICLE IV.

PAYMENTS TO MASTER SERVICER

Section 4.01    Remittances.

On each Remittance Date, no later than 3:00 p.m. New York City time, the Special Servicer shall remit on a scheduled/scheduled basis by wire transfer of immediately available funds to the Master Servicer (a) all amounts deposited in the Custodial Account as of the close of business on the last day of the related Due Period (net of charges against or withdrawals from the Custodial Account pursuant to Section 3.04), plus (b) all Monthly Advances, if any, which the Special Servicer is obligated to make pursuant to Section 4.03, minus (c) any amounts attributable to Principal Prepayments, Liquidation Proceeds, Insurance Proceeds, Condemnation Proceeds or REO Disposition Proceeds received after the applicable Principal Prepayment Period, which amounts shall be remitted on the following Remittance Date, together with any additional interest required to be deposited in the Custodial Account in connection with such Principal Prepayment in accordance with Section 3.03(viii), and minus (d) any amounts attributable to Monthly Payments collected but due on a Due Date or Due Dates subsequent to the first day of the month in which such Remittance Date occurs, which amounts shall be remitted on the Remittance Date next succeeding the Due Date related to such Monthly Payment.

With respect to any remittance received by the Master Servicer after the second Business Day following the Business Day on which such remittance payment was due, the Special Servicer shall pay to the Master Servicer interest on any such late payment at an annual rate equal to one and one-half (1.5) percentage points, but in no event greater than the maximum amount permitted by applicable law.  Such interest shall be deposited in the Custodial Account by the Special Servicer on the date such late payment is made and shall cover the period commencing with the day following such second Business Day and ending with the Business Day on which such payment is made, both inclusive.  Such interest shall be remitted along with the distribution payable on the next succeeding Remittance Date.  The payment by the Special Servicer of any such interest shall not be deemed an extension of time by the Trustee or the Master Servicer for payment or a waiver of any Event of Default.

All remittances required to be made to the Master Servicer shall be made to the following wire account or to such other account as may be specified by the Master Servicer from time to time:

JP Morgan Chase Bank, National Association

New York, New York

ABA#:  021 000 021

Account Name:  Aurora Loan Services LLC

                           Master Servicing Payment Clearing Account

Account Number:  066 611059

Beneficiary:  Aurora Loan Services LLC

For further credit to:  [SERIES NO.]

Section 4.02    Statements to Master Servicer and Depositor.

(a)        Not later than the tenth (10th) calendar day of each month, the Special Servicer shall furnish to the Master Servicer (i) a monthly remittance advice in the format set forth in Exhibit D-1 hereto and a monthly defaulted loan report in the format set forth in Exhibit D-2 hereto (or in such other format mutually agreed to between the Special Servicer and the Master Servicer) relating to the period ending on the last day of the preceding calendar month and (ii) all such information required pursuant to clause (i) above on a magnetic tape or other similar media reasonably acceptable to the Master Servicer.

(b)        Beginning with calendar year 2005, the Special Servicer shall prepare and file any and all tax returns, information statements or other filings for the tax year 2005 and subsequent tax years required to be delivered to any governmental taxing authority or to the Master Servicer and/or the Trustee pursuant to any applicable law with respect to the Transferred Mortgage Loans and the transactions contemplated hereby.  In addition, the Special Servicer shall provide the Master Servicer and/or the Trustee with such information concerning the Transferred Mortgage Loans as is necessary for the Trustee to prepare the Trust Fund’s federal income tax return as the Master Servicer and/or the Trustee may reasonably request from time to time.  Such obligation of the Special Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Special Servicer pursuant to any requirements of the Code as from time to time are in force.

(c)        The Special Servicer agrees to provide the Depositor with all information concerning the Transferred Mortgage Loans that is reasonably requested by the Depositor, which information shall include, but not be limited to, monthly data on each Transferred Mortgage Loan in the Trust Fund, information on delinquent and defaulted Transferred Mortgage Loans, information on Prepayment Charges with respect to the Transferred Mortgage Loans, and copies of realized loss certificates or any itemization regarding each liquidated Transferred Mortgage Loan for the applicable Due Period.

Section 4.03    Monthly Advances by Special Servicer.

On the Business Day immediately preceding each Remittance Date, the Special Servicer shall deposit in the Custodial Account from its own funds or from amounts held for future distribution, or both, an amount equal to all Monthly Payments (with interest adjusted to the Transferred Mortgage Loan Remittance Rate) which were due on the Transferred Mortgage Loans during the applicable Due Period and which were delinquent at the close of business on the immediately preceding Determination Date.  Any amounts held for future distribution and so used shall be replaced by the Special Servicer by deposit in the Custodial Account on or before any future Remittance Date if funds in the Custodial Account on such Remittance Date shall be less than remittances to the Master Servicer required to be made on such Remittance Date.  The Special Servicer shall keep appropriate records of such amounts and will provide such records to the Master Servicer upon request.

The Special Servicer’s obligation to make such Monthly Advances as to any Transferred Mortgage Loan will continue through the last Monthly Payment due prior to the payment in full of the Transferred Mortgage Loan, or through the last Remittance Date prior to the Remittance Date for the distribution of all Liquidation Proceeds and other payments or recoveries (including Insurance Proceeds and Condemnation Proceeds) with respect to the related Transferred Mortgage Loan.

Section 4.04    Due Dates Other Than the First of the Month.

Transferred Mortgage Loans having Due Dates other than the first day of a month shall be accounted for as described in this Section 4.04. Any payment due on a day other than the first day of each month shall be considered due on the first day of the month following the month in which that payment is due as if such payment were due on the first day of said month. For example, a payment due on August 15 shall be considered to be due on September 1 of said month. Any payment collected on a Transferred Mortgage Loan after the Cut-off Date shall be deposited in the Custodial Account. For Transferred Mortgage Loans with Due Dates on the first day of a month, deposits to the Custodial Account begin with the payment due on the first of the month following the Cut-off Date.

ARTICLE V.

GENERAL SERVICING PROCEDURES

Section 5.01    Transfers of Mortgaged Property.

The Special Servicer shall use its best efforts to enforce any “due-on-sale” provision contained in any Mortgage or Mortgage Note and to deny assumption by the person to whom the Mortgaged Property has been or is about to be sold whether by absolute conveyance or by contract of sale, and whether or not the Mortgagor remains liable on the Mortgage and the Mortgage Note, to the extent that the Special Servicer has actual knowledge of any conveyance or prospective conveyance by any Mortgagor.  When the Mortgaged Property has been conveyed by the Mortgagor, the Special Servicer shall, to the extent it has knowledge of such conveyance, exercise its rights to accelerate the maturity of such Transferred Mortgage Loan under the “due-on-sale” clause applicable thereto, provided, however, that the Special Servicer shall not exercise such rights if prohibited by law from doing so or if the exercise of such rights would impair or threaten to impair any recovery under the related PMI Policy or LPMI Policy, if any.

If the Special Servicer reasonably believes it is unable under applicable law to enforce such “due-on-sale” clause, the Special Servicer shall enter into (i) an assumption and modification agreement with the person to whom such property has been conveyed, pursuant to which such person becomes liable under the Mortgage Note and the original Mortgagor remains liable thereon or (ii) in the event the Special Servicer is unable under applicable law to require that the original Mortgagor remain liable under the Mortgage Note and the Special Servicer has the prior consent of the primary mortgage guaranty insurer, a substitution of liability agreement with the owner of the Mortgaged Property pursuant to which the original Mortgagor is released from liability and the owner of the Mortgaged Property is substituted as Mortgagor and becomes liable under the Mortgage Note.  If an assumption fee is collected by the Special Servicer for entering into an assumption agreement, such assumption fee shall be deemed to be Ancillary Income.  In connection with any assumption agreement entered into by the Special Servicer, neither the Mortgage Interest Rate borne by the related Mortgage Note, the term of the Transferred Mortgage Loan nor the outstanding principal amount of the Transferred Mortgage Loan shall be changed.

To the extent that any Transferred Mortgage Loan is assumable, the Special Servicer shall follow the underwriting practices and procedures of prudent mortgage lenders in the respective jurisdictions where the Mortgaged Property is located.

Section 5.02    Satisfaction of Mortgages and Release of Mortgage Files.

Upon the payment in full of any Transferred Mortgage Loan, or the receipt by the Special Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Special Servicer shall notify the Master Servicer in the Monthly Remittance Advice as provided in Section 4.02, and may request the release of any Transferred Mortgage Loan Documents from the Seller in accordance with this Section 5.02 hereof.

If the Special Servicer satisfies or releases a Mortgage without first having obtained payment in full of the indebtedness secured by the Mortgage or should the Special Servicer otherwise prejudice any rights the Seller, the Trustee or the Trust Fund may have under the mortgage instruments, the Special Servicer shall deposit into the Custodial Account the entire outstanding principal balance, plus all accrued interest on such Transferred Mortgage Loan, on the day preceding the Remittance Date in the month following the date of such release.  The Special Servicer shall maintain the Fidelity Bond and Errors and Omissions Insurance Policy as provided for in Section 3.13 insuring the Special Servicer against any loss it may sustain with respect to any Transferred Mortgage Loan not satisfied in accordance with the procedures set forth herein.

Section 5.03    Servicing Compensation.

As consideration for servicing the Transferred Mortgage Loans subject to this Agreement, the Special Servicer shall retain the relevant Servicing Fee for each Transferred Mortgage Loan remaining subject to this Agreement during any month or part thereof.  Such Servicing Fee shall be payable monthly.  Additional servicing compensation in the form of Ancillary Income shall be retained by the Special Servicer and is not required to be deposited in the Custodial Account.  The Servicing Fee is payable solely from, the interest portion (including recoveries with respect to interest from Liquidation Proceeds) of such Monthly Payment collected by the Special Servicer.  The aggregate Servicing Fees for any month with respect to the Transferred Mortgage Loans shall be reduced by the aggregate Prepayment Interest Shortfall Amount for such month.  The Special Servicer shall be obligated to pay the aggregate Prepayment Interest Shortfall Amount for any month up to a maximum of the aggregate Servicing Fees for such month.  The Special Servicer shall be entitled to recover any unpaid Servicing Fee to the extent not remitted, out of Insurance Proceeds, Condemnation Proceeds, REO Disposition Proceeds or Liquidation Proceeds to the extent permitted in Section 3.04 and out of amounts derived from the operation and sale of an REO Property to the extent permitted by Section 3.17.

The Special Servicer shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder and shall not be entitled to reimbursement thereof except as specifically provided for herein.

Section 5.04    Annual Audit Report.

On or before March 15th of each year, beginning with March 15, 2006, the Special Servicer shall, at its own expense, cause a firm of independent public accountants (who may also render other services to the Special Servicer), which is a member of the American Institute of Certified Public Accountants, to furnish to the Seller and the Master Servicer (i) year-end audited (if available) financial statements of the Special Servicer and (ii) a statement to the effect that such firm has examined certain documents and records for the preceding fiscal year (or during the period from the date of commencement of such Special Servicer’s duties hereunder until the end of such preceding fiscal year in the case of the first such certificate) and that, on the basis of such examination conducted substantially in compliance with the Uniform Single Attestation Program for Mortgage Bankers, such firm is of the opinion that the Special Servicer’s overall servicing operations have been conducted in compliance with the Uniform Single Attestation Program for Mortgage Bankers except for such exceptions that, in the opinion of such firm, the Uniform Single Attestation Program for Mortgage Bankers requires it to report, in which case such exceptions shall be set forth in such statement.

Section 5.05    Annual Officer’s Certificate.

(a)        On or before March 15th of each year, beginning with March 15, 2006, the Special Servicer shall, at its own expense, will deliver to the Seller and the Master Servicer a Servicing Officer’s certificate stating, as to each signer thereof, that (i) a review of the activities of the Special Servicer during such preceding fiscal year and of performance under this Agreement has been made under such officers’ supervision, and (ii) to the best of such officers’ knowledge, based on such review, the Special Servicer has fulfilled all its obligations under this Agreement for such year, or, if there has been a default in the fulfillment of all such obligations, specifying each such default known to such officers and the nature and status thereof including the steps being taken by the Special Servicer to remedy such default.

(b)        For so long as a certificate under the Sarbanes-Oxley Act of 2002, as amended, (“Sarbanes-Oxley”) is required to be given on behalf of the Trust Fund, no later than March 15th of each year, beginning with March 15, 2006, (or if not a Business Day, the immediately preceding Business Day), or at any other time that the Sarbanes Certifying Party provides a certification pursuant to Sarbanes-Oxley, and upon thirty (30) days’ written request of such certifying party, an officer of the Special Servicer shall execute and deliver an Officer’s Certificate to the Sarbanes Certifying Party for the benefit of the Trust Fund and such Sarbanes Certifying Party, its officers, directors and affiliates, in the form of Exhibit G hereto.

(c)        The Special Servicer shall indemnify and hold harmless the Master Servicer, the Depositor and their respective officers, directors, agents and affiliates from and against any losses, damages, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments and other costs and expenses arising out of or based upon a breach by the Special Servicer or any of its officers, directors, agents or affiliates of its obligations under this Section 5.05 or the negligence, bad faith or willful misconduct of the Special Servicer in connection therewith. If the indemnification provided for herein is unavailable or insufficient to hold harmless the Master Servicer and/or the Depositor, then the Special Servicer agrees that it shall contribute to the amount paid or payable by the Master Servicer and/or the Depositor as a result of the losses, claims, damages or liabilities of the Master Servicer and/or the Depositor in such proportion as is appropriate to reflect the relative fault of the Master Servicer and/or the Depositor on the one hand and the Special Servicer on the other in connection with a breach of the Special Servicer’s obligations under this Section 5.03 or the Special Servicer’s negligence, bad faith or willful misconduct in connection therewith.

Section 5.06    Inspection.

The Special Servicer shall provide the Trustee and the Master Servicer, upon reasonable advance notice, during normal business hours, access to all records maintained by the Special Servicer in respect of its rights and obligations hereunder and access to officers of the Special Servicer responsible for such obligations.  Upon request, the Special Servicer shall furnish to the Trustee and the Master Servicer its most recent audited financial statements and such other information relating to its capacity to perform its obligations under this Agreement.

ARTICLE VI.

Representations, Warranties and Agreements

Section 6.01    Representations, Warranties and Agreements of the Special Servicer.

The Special Servicer, as a condition to the consummation of the transactions contemplated hereby, hereby makes the following representations and warranties to the Master Servicer, the Depositor and the Trustee, as of the date hereof and as of each Servicing Transfer Date:

(a)        Due Organization and Authority.  The Special Servicer is a limited partnership duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation and has all licenses necessary to carry on its business as now being conducted and is licensed, qualified and in good standing in each state where a Mortgaged Property is located if the laws of such state require licensing or qualification in order to conduct business of the type conducted by the Special Servicer, and in any event the Special Servicer is in compliance with the laws of any such state to the extent necessary to ensure the enforceability of the terms of this Agreement; the Special Servicer has the full corporate power and authority to execute and deliver this Agreement and to perform in accordance herewith; the execution, delivery and performance of this Agreement (including all instruments of transfer to be delivered pursuant to this Agreement) by the Special Servicer and the consummation of the transactions contemplated hereby have been duly and validly authorized; this Agreement evidences the valid, binding and enforceable obligation of the Special Servicer and all requisite corporate action has been taken by the Special Servicer to make this Agreement valid and binding upon the Special Servicer in accordance with its terms;

(b)        Ordinary Course of Business.  The consummation of the transactions contemplated by this Agreement are in the ordinary course of business of the Special Servicer;

(c)        No Conflicts.  Neither the execution and delivery of this Agreement, the acquisition of the servicing responsibilities by the Special Servicer or the transactions contemplated hereby, nor the fulfillment of or compliance with the terms and conditions of this Agreement, will conflict with or result in a breach of any of the terms, conditions or provisions of the Special Servicer’s certificate of limited partnership or limited partnership agreement or any legal restriction or any agreement or instrument to which the Special Servicer is now a party or by which it is bound, or constitute a default or result in an acceleration under any of the foregoing, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Special Servicer or its property is subject, or impair the ability of the Special Servicer to service the Transferred Mortgage Loans that would impair the value of the Transferred Mortgage Loans;

(d)        Ability to Perform.  The Special Servicer does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement;

(e)        No Litigation Pending.  There is no action, suit, proceeding or investigation pending or, to the best of Seller’s knowledge, threatened against the Special Servicer which, either in any one instance or in the aggregate, may result in any material adverse change in the business, operations, financial condition, properties or assets of the Special Servicer, or in any material impairment of the right or ability of the Special Servicer to carry on its business substantially as now conducted, or in any material liability on the part of the Special Servicer, or which would draw into question the validity of this Agreement or of any action taken or to be taken in connection with the obligations of the Special Servicer contemplated herein, or which would be likely to impair materially the ability of the Special Servicer to perform under the terms of this Agreement;

(f)        No Consent Required.  No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Special Servicer of or compliance by the Special Servicer with this Agreement, or if required, such approval has been obtained prior to the date hereof or the related Servicing Transfer Date, as applicable;

(g)        No Default.  The Special Servicer is not in default, and no event or condition exists that after the giving of notice or lapse of time or both, would constitute an event of default under any material mortgage, indenture, contract, agreement, judgment, or other undertaking, to which the Special Servicer is a party or which purports to be binding upon it or upon any of its assets, which default could impair materially the ability of the Special Servicer to perform under the terms of this Agreement;

(h)        Ability to Service.  The Special Servicer is an approved seller/servicer of conventional residential mortgage loans for Fannie Mae and Freddie Mac, with the facilities, procedures, and experienced personnel necessary for the sound servicing of mortgage loans of the same type as the Transferred Mortgage Loans.  The Special Servicer is in good standing to service mortgage loans for either Fannie Mae or Freddie Mac, and no event has occurred, including but not limited to a change in insurance coverage, which would make the Special Servicer unable to comply with either Fannie Mae or Freddie Mac eligibility requirements or which would require notification to either of Fannie Mae or Freddie Mac; and

(i)         No Commissions to Third Parties.  The Special Servicer has not dealt with any broker or agent or anyone else who might be entitled to a fee or commission in connection with this transaction other than the Seller.

Section 6.02    Remedies for Breach of Representations and Warranties of the Special Servicer.

It is understood and agreed that the representations and warranties set forth in Section 6.01 shall survive the engagement of the Special Servicer to perform the servicing responsibilities as of the related Servicing Transfer Date hereunder and the delivery of the Servicing Files to the Special Servicer and shall inure to the benefit of the Master Servicer and the Trustee.  Upon discovery by either the Special Servicer, the Master Servicer or the Trustee of a breach of any of the foregoing representations and warranties which materially and adversely affects the ability of the Special Servicer to perform its duties and obligations under this Agreement or otherwise materially and adversely affects the value of the Transferred Mortgage Loans, the Mortgaged Property or the priority of the security interest on such Mortgaged Property or the interests of the Master Servicer or the Trustee, the party discovering such breach shall give prompt written notice to the other.

Within 60 days of the earlier of either discovery by or notice to the Special Servicer of any breach of a representation or warranty set forth in Section 6.01 which materially and adversely affects the ability of the Special Servicer to perform its duties and obligations under this Agreement or otherwise materially and adversely affects the value of the Transferred Mortgage Loans, the Mortgaged Property or the priority of the security interest on such Mortgaged Property, the Special Servicer shall use its best efforts promptly to cure such breach in all material respects and, if such breach cannot be cured, the Special Servicer shall, at the Master Servicer’s option, assign the Special Servicer’s rights and obligations under this Agreement (or respecting the affected Transferred Mortgage Loans) to a successor servicer.  Such assignment shall be made in accordance with Section 9.01.

In addition, the Special Servicer shall indemnify the Master Servicer and the Trustee and hold each of them harmless against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and other costs and expenses resulting from any claim, demand, defense or assertion based on or grounded upon, or resulting from, a breach of the Special Servicer’s representations and warranties contained in Section 6.01.

Any cause of action against the Special Servicer relating to or arising out of the breach of any representations and warranties made in Section 6.01 shall accrue upon (i) discovery of such breach by the Special Servicer or notice thereof by the Master Servicer, the Depositor or the Trustee to the Special Servicer, (ii) failure by the Special Servicer to cure such breach within the applicable cure period, and (iii) demand upon the Special Servicer by the Master Servicer for compliance with this Agreement.

Section 6.03    Indemnification.

The Special Servicer shall indemnify the Master Servicer, the Seller, the Depositor, the Trustee and the Trust Fund and hold them harmless against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and any other costs, fees and expenses (collectively, the “Liabilities”) that the indemnified party may sustain in any way related to the failure of the Special Servicer to perform its duties and service the Transferred Mortgage Loans in accordance with the terms of this Agreement (including, but not limited to its obligation to provide the certification pursuant to Section 5.05 hereunder, any Liabilities resulting from any claim by an Advance Financing Person pursuant to Section 3.24 and any Liabilities resulting from the failure of the Mortgagor (or the Special Servicer) to maintain hazard insurance or flood insurance with respect to the related Mortgaged Property which complies with the requirements of 3.11) or for any inaccurate or misleading information provided in the certification pursuant to Section 5.05.  The Special Servicer shall immediately notify the Master Servicer, the Depositor or the Trustee if a claim is made by a third party with respect to this Agreement or the Transferred Mortgage Loans that may result in such Liabilities, and the Special Servicer shall assume (with the prior written consent of the indemnified party) the defense of any such claim and pay all expenses in connection therewith, including counsel fees, promptly pay, discharge and satisfy any judgment or decree which may be entered against it or any indemnified party in respect of such claim and follow any written instructions received from the such indemnified party in connection with such claim.  The Special Servicer shall be reimbursed promptly from the Trust Fund for all amounts advanced by it pursuant to the preceding sentence except when the claim is in any way related to the Special Servicer’s indemnification pursuant to Section 6.02, or the failure of the Special Servicer to service and administer the Transferred Mortgage Loans in accordance with the terms of this Agreement.  In the event a dispute arises between the Special Servicer and an indemnified party with respect to any of the rights and obligations of the parties pursuant to this Agreement, and such dispute is adjudicated in a court of law, by an arbitration panel or any other judicial process, then the losing party shall indemnify and reimburse the winning party for all attorney’s fees and other costs and expenses related to the adjudication of said dispute.

The Special Servicer and its officers, directors, partners, employees and agents shall be indemnified and held harmless by the Trust Fund against any and all claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, fees and expenses that the Special Servicer or such persons may sustain in connection with any legal action relating to this Agreement or the Certificates except to the extent such claim, loss, liability or damage that resulted from or arose out of negligence, recklessness or willful misconduct on the part of the Special Servicer or the failure of Special Servicer to service the Transferred Mortgage Loans in accordance with this Agreement or in accordance with Accepted Servicing Practices.

Section 6.04    Indemnification with Respect to Certain Taxes and Loss of REMIC Status.

In the event that any REMIC fails to qualify as a REMIC, loses its status as a REMIC, or incurs federal, state or local taxes as a result of a prohibited transaction or prohibited contribution under the REMIC Provisions due to the negligent performance by the Special Servicer of its duties and obligations set forth herein, the Special Servicer shall indemnify the Holder of the related Residual Certificate, the Master Servicer, the Trustee, the Seller and the Trust Fund against any and all losses, claims, damages, liabilities or expenses (“Losses”) resulting from such negligence; provided, however, that the Special Servicer shall not be liable for any such Losses attributable to the action or inaction of the Trustee, the Seller, the Master Servicer, the Depositor or the Holder of such Residual Certificate, as applicable, nor for any such Losses resulting from misinformation provided by the Holder of such Residual Certificate on which the Special Servicer has relied.  Notwithstanding the foregoing, however, in no event shall the Special Servicer have any liability (1) for any action or omission that is taken in accordance with and in compliance with the express terms of, or which is expressly permitted by the terms of, this Agreement, (2) for any Losses other than arising out of a negligent performance by the Special Servicer of its duties and obligations set forth herein, and (3) for any special or consequential damages to Certificateholders (in addition to payment of principal and interest on the Certificates).

Section 6.05    Reporting Requirements of the Commission and Indemnification.

Notwithstanding any other provision of this Agreement, the Special Servicer shall (i) agree to such modifications and enter into such amendments to this Agreement as may be necessary, in the judgment of the Depositor, the Master Servicer and their respective counsel, to comply with any rules promulgated by the U.S. Securities and Exchange Commission (the “Commission”) and any interpretations thereof by the staff of the Commission (collectively, “SEC Rules”) and (ii) promptly upon request provide to the Depositor for inclusion in any periodic report required to be filed under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), such items of information regarding this Agreement and matters related to the Special Servicer, including as applicable (by way of example and not limitation), a description of any material litigation or governmental action or proceeding involving the Special Servicer or its affiliates (collectively, the “Special Servicer Information”), provided, that such information shall be required to be provided by the Special Servicer only to the extent that such shall be determined by the Depositor in its sole discretion and its counsel to be necessary or advisable to comply with any SEC Rules.

The Special Servicer hereby agrees to indemnify and hold harmless the Depositor, the Master Servicer, their respective officers and directors and each person, if any, who controls the Depositor or Master Servicer within the meaning of Section 15 of the Securities Act of 1933, as amended (the “Act”), or Section 20 of the Exchange Act, from and against any and all losses, claims, expenses, damages or liabilities to which the Depositor, the Master Servicer, their respective officers or directors and any such controlling person may become subject under the Act or otherwise, as and when such losses, claims, expenses, damages or liabilities are incurred, insofar as such losses, claims, expenses, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Special Servicer Information or arise out of, or are based upon, the omission or alleged omission to state therein any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and will reimburse the Depositor, the Master Servicer, their respective officers and directors and any such controlling person for any legal or other expenses reasonably incurred by it or any of them in connection with investigating or defending any such loss, claim, expense, damage, liability or action, as and when incurred; provided, however, that the Special Servicer shall be liable only insofar as such untrue statement or alleged untrue statement or omission or alleged omission relates solely to the information in the Special Servicer Information furnished to the Depositor or Master Servicer by or on behalf of the Special Servicer specifically in connection with this Agreement.

ARTICLE VII.

The Special Servicer

Section 7.01    Merger or Consolidation of the Special Servicer.

The Special Servicer shall keep in full effect its existence, rights and franchises as a limited partnership, and shall obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement or any of the Transferred Mortgage Loans and to perform its duties under this Agreement.

Any Person into which the Special Servicer may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Special Servicer shall be a party, or any Person succeeding to the business of the Special Servicer, shall be the successor of the Special Servicer hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding, provided, however, that the successor or surviving Person shall be an institution (i) having a net worth of not less than $25,000,000, and (ii) which is a Fannie Mae- and Freddie Mac-approved servicer in good standing.

Section 7.02    Limitation on Liability of the Special Servicer and Others.

Neither the Special Servicer nor any of the directors, officers, employees or agents of the Special Servicer shall be under any liability to the Master Servicer, the Depositor or the Trustee for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Special Servicer or any such person against any breach of warranties or representations made herein, or failure to perform its obligations in strict compliance with any standard of care set forth in this Agreement, or any liability which would otherwise be imposed by reason of any breach of the terms and conditions of this Agreement. The Special Servicer and any director, officer, employee or agent of the Special Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder.  The Special Servicer shall not be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its duties to service the Transferred Mortgage Loans in accordance with this Agreement and which in its opinion may involve it in any expense or liability, provided, however, that the Special Servicer may undertake any such action which it may deem necessary or desirable in respect of this Agreement and the rights and duties of the parties hereto.  In such event, the Special Servicer shall be entitled to reimbursement from the Trust Fund for the reasonable legal expenses and costs of such action.

Section 7.03    Limitation on Resignation and Assignment by the Special Servicer.

This Agreement has been entered into with the Special Servicer in reliance upon the independent status of the Special Servicer, and the representations as to the adequacy of its servicing facilities, plant, personnel, records and procedures, its integrity, reputation and financial standing, and the continuance thereof.  Therefore, except as expressly provided in this Section 7.03 and Sections 3.24, 7.01 and 9.13, the Special Servicer shall neither assign its rights under this Agreement or the servicing hereunder nor delegate its duties hereunder or any portion thereof; provided, that, in each case that the Special Servicer transfers the servicing hereunder (other than a transfer of servicing caused by the Seller, the Master Servicer, the Trustee or the Certificateholders) or the Special Servicer or disposes of all or substantially all of its property or assets, there must be delivered to the Seller, the Master Servicer and the Trustee a letter from each Rating Agency to the effect that such transfer of servicing or sale or disposition of assets will not result in a qualification, withdrawal or downgrade of the then current rating of any of the Certificates.

The Special Servicer shall not resign from the obligations and duties hereby imposed on it except by mutual consent of the Special Servicer and the Master Servicer or upon the determination that its duties hereunder are no longer permissible under applicable law and such incapacity cannot be cured by the Special Servicer, or as may be permitted pursuant to Section 9.13(b)(i).  Any such determination permitting the resignation of the Special Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Seller, the Master Servicer and the Trustee which Opinion of Counsel shall be in form and substance reasonably acceptable to each of them.  No such resignation shall become effective until a successor shall have assumed the Special Servicer’s responsibilities and obligations hereunder in the manner provided in Section 8.01.

Without in any way limiting the generality of this Section 7.03, in the event that the Special Servicer either shall assign this Agreement or the servicing responsibilities hereunder or delegate its duties hereunder or any portion thereof or sell or otherwise dispose of all or substantially all of its property or assets, except to the extent permitted by and in accordance with this Section 7.03 and Sections 3.20, 7.01 and 9.13, without the prior written consent of the Seller and Master Servicer, then such parties shall have the right to terminate this Agreement upon notice given as set forth in Section 8.01, without any payment of any penalty or damages and without any liability whatsoever to the Special Servicer or any third party.

ARTICLE VIII.

TERMINATION

Section 8.01    Termination for Cause.

(a)        Any of the following occurrences shall constitute a servicer event of termination (each, a “Special Servicer Event of Termination”) on the part of the Special Servicer:

(i)         any failure by the Special Servicer to remit to the Master Servicer any payment required to be made under the terms of this Agreement which continues unremedied for a period of two (2) Business Days after the date upon which written notice of such failure, requiring the same to be remedied, shall have been given to the Special Servicer by the Master Servicer; or

(ii)        failure by the Special Servicer duly to observe or perform in any material respect any other of the covenants or agreements on the part of the Special Servicer set forth in this Agreement which continues unremedied for a period of 30 days (or seven (7) days with respect to Special Servicer’s covenants and agreements set forth in Sections 5.04 and 5.05) after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Special Servicer by the Master Servicer; or

(iii)      failure by the Special Servicer to maintain its license to do business or service residential mortgage loans in any jurisdiction where the Mortgaged Properties are located; or

(iv)       a decree or order of a court or agency or supervisory authority having jurisdiction for the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, including bankruptcy, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Special Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or

(v)        the Special Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Special Servicer or of or relating to all or substantially all of its property; or

(vi)       the Special Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency, bankruptcy or reorganization statute, make an assignment for the benefit of its creditors, voluntarily suspend payment of its obligations or cease its normal business operations for three consecutive Business Days (or up to 10 consecutive Business Days due to acts of God, acts of war or terrorism or other disasters of a similar nature, provided, that, during such period the Special Servicer uses its best efforts to restart its normal business operations through disaster recovery plans); or

(vii)      the Special Servicer ceases to meet the qualifications of a Fannie Mae or Freddie Mac lender/servicer; or

(viii)    the Special Servicer attempts, without the consent of the Master Servicer and the Seller, to assign the servicing of the Transferred Mortgage Loans or its right to servicing compensation hereunder in a manner not permitted under this Agreement or the Special Servicer attempts to sell or otherwise dispose of all or substantially all of its property or assets of the Special Servicer’s servicing operations or to assign this Agreement or the servicing responsibilities hereunder or to delegate its duties hereunder or any portion thereof in a manner not permitted under this Agreement;

(ix)       if any of the Rating Agencies reduces or withdraws the rating of any of the Certificates due to a reason attributable to the Special Servicer; or

(x)        the net worth of the Special Servicer shall be less than $25,000,000.

In each and every such case, so long as an Event of Default shall not have been remedied, in addition to whatsoever rights the Master Servicer may have at law or equity to damages, including injunctive relief and specific performance, the Master Servicer, by notice in writing to the Special Servicer, may terminate all the rights and obligations of the Special Servicer under this Agreement and in and to the servicing contract established hereby and the proceeds thereof.

Upon receipt by the Special Servicer of such written notice, all authority and power of the Special Servicer under this Agreement, whether with respect to the Transferred Mortgage Loans or otherwise, shall pass to and be vested in a successor servicer appointed by the Master Servicer with notice to the Trustee.  Upon written request from the Master Servicer, the Special Servicer shall prepare, execute and deliver to the successor entity designated by the Master Servicer any and all documents and other instruments, place in such successor’s possession all Servicing Files, and do or cause to be done all other acts or things necessary or appropriate to effect the purposes of such notice of termination, including but not limited to the transfer and endorsement or assignment of the Transferred Mortgage Loans and related documents (if the related Transferred Mortgage Loan was recorded (or placed with respect to MERS Transferred Mortgage Loans by the Special Servicer) in a name other than the Trust Fund or such other name required by the Master Servicer or the Trustee), at the Special Servicer’s sole expense.  The Special Servicer shall cooperate with the Seller, the Master Servicer, the Trustee and such successor in effecting the termination of the Special Servicer’s responsibilities and rights hereunder, including without limitation, the transfer to such successor for administration by it of all cash amounts which shall at the time be credited by the Special Servicer to the Custodial Account or Escrow Account or thereafter received with respect to the Transferred Mortgage Loans.

By a written notice, the Master Servicer, with notice to the Trustee, may waive any default by the Special Servicer in the performance of its obligations hereunder and its consequences.  Upon any waiver of a past default, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement.  No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived.

Upon a termination of the Special Servicer for cause pursuant to this Section 8.01, all unreimbursed Servicing Advances and Monthly Advances still owing the Special Servicer shall be paid in accordance with Section 3.24 and unpaid Servicing Fees shall be paid by the Trust Fund following final liquidation of the related Transferred Mortgage Loan.

Section 8.02    Termination Without Cause.

This Agreement shall terminate upon: (i) the later of (x) the distribution of the final payment or liquidation proceeds on the last Transferred Mortgage Loan to the Master Servicer (or advances by the Special Servicer for the same), and (y) the disposition of all REO Property acquired upon foreclosure of the last Transferred Mortgage Loan and the remittance of all funds due hereunder, or (ii) mutual consent of the Special Servicer, the Seller and the Master Servicer in writing provided such termination is also acceptable to the Rating Agencies.  The Special Servicer shall comply with the termination procedures set forth in Sections 8.01, 8.02 and 9.01 hereof.  Upon a termination of the Special Servicer pursuant to this Section 8.02, at the time of the transfer of servicing hereunder the Special Servicer shall be entitled to reimbursement in full for all previously unreimbursed Servicing Advances, Monthly Advances and unpaid Servicing Fees; provided that the Special Servicer shall deliver to the successor servicer reasonably acceptable documentation documenting such Servicing Advances.

ARTICLE IX.

MISCELLANEOUS PROVISIONS

Section 9.01    Successor to the Special Servicer.

Simultaneously with the termination of the Special Servicer’s responsibilities and duties under this Agreement (a) pursuant to Sections 6.02, 7.03, 8.01 or 8.02, the Master Servicer shall (i) within 90 days of the Special Servicer’s notice of such termination, succeed to and assume all of the Special Servicer’s responsibilities, rights, duties and obligations under this Agreement, or (ii) appoint a successor having the characteristics set forth in clauses (i) and (ii) of Section 7.01 and which shall succeed to all rights and assume all of the responsibilities, duties and liabilities of the Special Servicer under this Agreement simultaneously with the termination of the Special Servicer’s responsibilities, duties and liabilities under this Agreement.  Any successor to the Special Servicer shall be subject to the approval of the Master Servicer.  Any approval of a successor servicer by the Master Servicer and, to the extent required by the Trust Agreement, the Trustee, shall, if the successor servicer is not at that time a servicer of other Transferred Mortgage Loans for the Trust Fund, be conditioned upon the receipt by the Master Servicer, the Seller and the Trustee of a letter from each Rating Agency to the effect that such transfer of servicing will not result in a qualification, withdrawal or downgrade of the then-current rating of any of the Certificates.  In connection with such appointment and assumption, the Master Servicer or the Seller, as applicable, may make such arrangements for the compensation of such successor out of payments on Transferred Mortgage Loans as it and such successor shall agree, provided, however, that no such compensation shall be in excess of the Servicing Fee permitted under this Agreement.  In the event that the Special Servicer’s duties, responsibilities and liabilities under this Agreement should be terminated pursuant to the aforementioned sections, the Special Servicer shall discharge such duties and responsibilities during the period from the date it acquires knowledge of such termination until the effective date thereof with the same degree of diligence and prudence which it is obligated to exercise under this Agreement, and shall take no action whatsoever that might impair or prejudice the rights or financial condition of its successor.  The resignation or removal of the Special Servicer pursuant to the aforementioned sections shall not become effective until a successor shall be appointed pursuant to this Section 9.01 and shall in no event relieve the Special Servicer of the representations and warranties made pursuant to Sections 6.01 and the remedies available to the Master Servicer, the Trustee and the Seller under Sections 6.02, 6.03 and 6.04, it being understood and agreed that the provisions of such Sections 6.01, 6.02, 6.03 and 6.04 shall be applicable to the Special Servicer notwithstanding any such resignation or termination of the Special Servicer, or the termination of this Agreement.  Neither the Master Servicer, in its capacity as successor servicer, nor any other successor servicer shall be responsible for the lack of information and/or documents that it cannot otherwise obtain through reasonable efforts.

Within a reasonable period of time, but in no event longer than 30 days of the appointment of a successor entity, the Special Servicer shall prepare, execute and deliver to the successor entity any and all documents and other instruments, place in such successor’s possession all Servicing Files, and do or cause to be done all other acts or things necessary or appropriate to effect the purposes of such notice of termination, including but not limited to the transfer of any Mortgage Notes and the related documents.  The Special Servicer shall cooperate with the Trustee, the Master Servicer or the Seller, as applicable, and such successor in effecting the termination of the Special Servicer’s responsibilities and rights hereunder and the transfer of servicing responsibilities to the successor servicer, including without limitation, the transfer to such successor for administration by it of all cash amounts which shall at the time be credited by the Special Servicer to the Custodial Account or Escrow Account or thereafter received with respect to the Transferred Mortgage Loans.

Any successor appointed as provided herein shall execute, acknowledge and deliver to the Trustee, the Special Servicer, the Master Servicer and the Seller an instrument (i) accepting such appointment, wherein the successor shall make the representations and warranties set forth in Section 6.01 and provide for the same remedies set forth in Sections 6.02, 6.03 and 6.04 herein and (ii) an assumption of the due and punctual performance and observance of each covenant and condition to be performed and observed by the Special Servicer under this Agreement, whereupon such successor shall become fully vested with all the rights, powers, duties, responsibilities, obligations and liabilities of the Special Servicer, with like effect as if originally named as a party to this Agreement.  Any termination or resignation of the Special Servicer or termination of this Agreement pursuant to Sections 6.02, 7.03, 8.01 or 8.02 shall not affect any claims that the Seller, the Master Servicer or the Trustee may have against the Special Servicer arising out of the Special Servicer’s actions or failure to act prior to any such termination or resignation.

The Special Servicer shall deliver promptly to the successor servicer the funds in the Custodial Account and Escrow Account and all Transferred Mortgage Loan documents and related documents and statements held by it hereunder and the Special Servicer shall account for all funds and shall execute and deliver such instruments and do such other things as may reasonably be required to more fully and definitively vest in the successor all such rights, powers, duties, responsibilities, obligations and liabilities of the Special Servicer.

Upon a successor’s acceptance of appointment as such, it shall notify the Trustee, the Seller and Master Servicer and the Depositor of such appointment in accordance with the procedures set forth in Section 9.04.

Section 9.02    Costs.

The Seller shall pay any commissions due its salesmen and the legal fees and expenses of its attorneys.  Costs and expenses incurred in connection with the transfer of the servicing responsibilities, including fees for delivering Servicing Files, shall be paid by (i) the terminated or resigning servicer if such termination or resignation is a result of an occurrence of a termination event under Section 8.01 and (ii) in all other cases by the Trust Fund.  Subject to Section 2.03, the Seller, on behalf of the Depositor, shall pay the costs associated with the preparation, delivery and recording of Assignments of Mortgages.

Section 9.03    Protection of Confidential Information.

The Special Servicer shall keep confidential and shall not divulge to any party, without the Seller’s prior written consent, any nonpublic information pertaining to the Transferred Mortgage Loans or any borrower thereunder, except to the extent that it is appropriate for the Special Servicer to do so in working with legal counsel, auditors, taxing authorities or other governmental agencies.  The Special Servicer shall not be responsible for the disclosure of any nonpublic information by any other party.

Section 9.04    Notices.

All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if mailed by overnight courier, addressed as follows (or such other address as may hereafter be furnished to the other party by like notice):

(i)         if to the Seller:

Lehman Brothers Holdings Inc.

745 Seventh Avenue

5th Floor

New York, New York  10019

Attention: Manager, Contract Finance

(ii)        if to the Special Servicer:

[SPECIAL SERVICER]

[ADDRESS]

(iii)      if to the Master Servicer:

Aurora Loan Services LLC

327 Inverness Drive South, 3rd Floor

Englewood, Colorado  80112

Attention:  E. Todd Whittemore

Telephone:  (720) 945-3422

(iv)       if to the Trustee:

[TRUSTEE]

[_________]

(v)        if to the Prior Servicer if the Prior Servicer is Aurora:

Aurora Loan Services LLC

10350 Park Meadows Drive

Littleton, Colorado  80124

Attention:  President

Telephone:  (303) 632-3000

Facsimile:   (303) 632-3001

with a copy to:

Aurora Loan Services LLC

601 Fifth Avenue

P.O. Box 1706

Scottsbluff, Nebraska  69361

Attention:  Manager, Loan Administration

Telephone:  (308) 220-2000

Facsimile:   (308) 632-4287

Any such demand, notice or communication hereunder shall be deemed to have been received on the date delivered to or received at the premises of the addressee.

Section 9.05    Severability Clause.

Any part, provision, representation or warranty of this Agreement which is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof.  Any part, provision, representation or warranty of this Agreement which is prohibited or unenforceable or is held to be void or unenforceable in any jurisdiction shall be ineffective, as to such jurisdiction, to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction as to any Transferred Mortgage Loan shall not invalidate or render unenforceable such provision in any other jurisdiction.  To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.  If the invalidity of any part, provision, representation or warranty of this Agreement shall deprive any party of the economic benefit intended to be conferred by this Agreement, the parties shall negotiate, in good-faith, to develop a structure the economic effect of which is as close as possible to the economic effect of this Agreement without regard to such invalidity.

Section 9.06    No Personal Solicitation.

From and after the date hereof, the Special Servicer hereby agrees that it will not take any action or permit or cause any action to be taken by any of its agents or affiliates, or by any independent contractors on the Special Servicer’s behalf, to personally, by telephone or mail, solicit the borrower or obligor under any related Transferred Mortgage Loan for any purpose whatsoever, including to refinance a Transferred Mortgage Loan, in whole or in part, without the prior written consent of the Master Servicer.  It is understood and agreed that all rights and benefits relating to the solicitation of any Mortgagors and the attendant rights, title and interest in and to the list of such Mortgagors and data relating to their Mortgages (including insurance renewal dates) shall be transferred to the Master Servicer pursuant hereto on the date hereof and the Special Servicer shall take no action to undermine these rights and benefits.  Notwithstanding the foregoing, it is understood and agreed that promotions undertaken by the Special Servicer or any affiliate of the Special Servicer which are directed to the general public at large, including, without limitation, mass mailing based on commercially acquired mailing lists, newspaper, radio and television advertisements shall not constitute solicitation under this Section 9.06.

Section 9.07    Counterparts.

This Agreement may be executed simultaneously in any number of counterparts.  Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument.

Section 9.08    Place of Delivery and Governing Law.

This Agreement Shall Be Deemed In Effect When A Fully Executed Counterpart Thereof Is Received By The Seller In The State Of New York And Shall Be Deemed To Have Been Made In The State Of New York.  This Agreement Shall Be Governed By And Construed In Accordance With The Laws Of The State Of New York, Without Reference To Its Conflict Of Law Provisions (Other Than Section 5-1401 Of The General Obligations Law), And The Obligations, Rights And Remedies Of The Parties Hereunder Shall Be Determined In Accordance With Such Laws.

Section 9.09    Further Agreements.

The Seller and the Special Servicer each agree to execute and deliver to the other such reasonable and appropriate additional documents, instruments or agreements as may be necessary or appropriate to effectuate the purposes of this Agreement.

Section 9.10    Intention of the Parties.

It is the intention of the parties that the Seller is conveying, and the Special Servicer is receiving only a contract for servicing the Transferred Mortgage Loans.  Accordingly, the parties hereby acknowledge that the Trust Fund remains the sole and absolute owner of the Transferred Mortgage Loans (other than the servicing rights) and all rights related thereto.

Section 9.11    Successors and Assigns; Assignment of Special Servicing Agreement.

This Agreement shall bind and inure to the benefit of and be enforceable by the Special Servicer, the Seller and the Master Servicer and their respective successors and assigns.

Section 9.12    Assignment by the Seller.

The Seller shall assign its interest under this Agreement to the Depositor, which in turn shall assign such rights to the Trustee, and the Trustee then shall succeed to all rights of the Seller under this Agreement.

Section 9.13    Amendment.

This Agreement may be amended from time to time by the Special Servicer and the Seller, with (i) the written consent notice to the Trustee and (ii) the written agreement signed by the Master Servicer, the Seller and the Special Servicer; provided that the party requesting such amendment shall, at its own expense, provide the Trustee, the Master Servicer and the Seller with an Opinion of Counsel that such amendment will not materially adversely affect the interest of the Certificateholders in the Transferred Mortgage Loans.  Any such amendment shall be deemed not to adversely affect in any material respect any the interest of the Certificateholders in the Transferred Mortgage Loans, if the Trustee receives written confirmation from each Rating Agency that such amendment will not cause such Rating Agency to reduce, qualify or withdraw the then current rating assigned to the Certificates (and any Opinion of Counsel requested by the Trustee, the Master Servicer and the Seller in connection with any such amendment may rely expressly on such confirmation as the basis therefore).

Section 9.14    Waivers.

No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced.

Section 9.15    Exhibits.

The exhibits to this Agreement are hereby incorporated and made a part hereof and are an integral part of this Agreement.

Section 9.16    Intended Third Party Beneficiaries.

Notwithstanding any provision herein to the contrary, the parties to this Agreement agree that it is appropriate, in furtherance of the intent of such parties as set forth herein, that the Trustee receive the benefit of the provisions (but not the obligations or duties) of this Agreement as intended third party beneficiaries of this Agreement to the extent of such provisions.  The Special Servicer shall have the same obligations to the Trustee as if it was a party to this Agreement, and the Trustee shall have the same rights and remedies to enforce the provisions of this Agreement as if it was a party to this Agreement.  The Special Servicer shall only take direction from the Master Servicer (if direction by the Master Servicer is required under this Agreement) unless otherwise directed by this Agreement.  Notwithstanding the foregoing, all rights and obligations of the Trustee and the Master Servicer hereunder (other than the right to indemnification) shall terminate upon the termination of the Trust Fund pursuant to the Trust Agreement).

Section 9.17    General Interpretive Principles.

For purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

(a)        the terms defined in this Agreement have the meanings assigned to them in this Agreement and include the plural as well as the singular, and the use of any gender herein shall be deemed to include the other gender;

(b)        accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles;

(c)        references herein to “Articles”, “Sections”, “Subsections”, “Paragraphs”, and other subdivisions without reference to a document are to designated Articles, Sections, Subsections, Paragraphs and other subdivisions of this Agreement;

(d)        a reference to a Subsection without further reference to a Section is a reference to such Subsection as contained in the same Section in which the reference appears, and this rule shall also apply to Paragraphs and other subdivisions;

(e)        the words “herein”, “hereof”, “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular provision; and

(f)        the term “include” or “including” shall mean by reason of enumeration.

Section 9.18    Reproduction of Documents.

This Agreement and all documents relating thereto, including, without limitation, (a) consents, waivers and modifications which may hereafter be executed, (b) documents received by any party at the closing, and (c) financial statements, certificates and other information previously or hereafter furnished, may be reproduced by any photographic, photostatic, microfilm, micro-card, miniature photographic or other similar process.  The parties agree that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence and whether or not such reproduction was made by a party in the regular course of business, and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

IN WITNESS WHEREOF, the Special Servicer, the Seller and the Master Servicer have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the date first above written.

LEHMAN BROTHERS HOLDINGS INC.,

      as Seller

By: /s/ Joseph J. Kelly

      Name:   Joseph J. Kelly

      Title:     Authorized Signatory

[SPECIAL SERVICER],

      as Special Servicer

By: /s/ Leo C. Trautman, Jr.

      Name:  Leo C. Trautman, Jr.

      Title:    Senior Vice President

Aurora Loan Services LLC,

      as Master Servicer

By: /s/ E. Todd Whittemore

      Name:   E. Todd Whittemore

      Title:     Executive Vice President

Acknowledged By:

[TRUSTEE],

   as Trustee

By: /s/ John Hannon

Name:  John Hannon

Title:    Assistant Vice President

Acknowledged By:

STRUCTURED ASSET SECURITIES CORPORATION,

   as Depositor

By: /s/ Ellen V. Kiernan

Name:  Ellen V. Kiernan

Title:    Senior Vice President

EXHIBIT A

FORM OF NOTICE OF TRANSFER

On this ___ day of _____, 200_, Aurora Loan Services LLC, [as prior servicer (the “Prior Servicer”)][If Aurora is the Prior Servicer][as master servicer (the “Master Servicer”)][If Aurora is not the Prior Servicer], pursuant to that certain Special Servicing Agreement (the “Agreement”), dated as of [AGREEDATE], between Lehman Brothers Holdings Inc., as seller (the “Seller”), Aurora Loan Services LLC, as master servicer and [SPECIAL SERVICER], as special servicer (the “Special Servicer”), does hereby transfer to the Special Servicer [on behalf of the Seller][If Aurora is not the Prior Servicer], effective as of the Servicing Transfer Date set forth below, the servicing responsibilities related to the mortgage loans (the “Transferred Mortgage Loans”) listed on the Transferred Mortgage Loan Schedule attached hereto as Schedule 1 [(which schedule shall include the related Prior Servicer).][if Aurora is not the Prior Servicer]  From and after the Servicing Transfer Date, the Special Servicer assumes all servicing responsibilities related to the Transferred Mortgage Loans in accordance with the terms and conditions of the Agreement.  [The contents of each Servicing File in the possession of the Prior Servicer on the related Servicing Transfer Date required to be delivered to service the related Transferred Mortgage Loan in accordance with this Agreement have been or shall be delivered to the Special Servicer by the Prior Servicer in accordance with the terms of the Agreement.][If Aurora is the Prior Servicer]  [The Master Servicer shall use commercially reasonable efforts to cause the related Prior Servicer(s) to deliver to the Special Servicer the contents of each Servicing File required to be delivered to service the related Transferred Mortgage Loan in accordance with the terms of the Agreement.][If Aurora is the Prior Servicer]

With respect to the Transferred Mortgage Loans, the Servicing Transfer Date shall be _____________.

All other terms and conditions in this transaction shall be governed by the Agreement.

Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to those terms in the Agreement.

Aurora Loan Services LLC,

       [as Prior Servicer][If Aurora is the Prior Servicer] [as Master Servicer][if Aurora is not the Prior Servicer]

By:

       Name:

       Title:

ACKNOWLEDGED BY:

[SPECIAL SERVICER],

as Special Servicer

By:

Name:

Title:

SCHEDULE 1

TRANSFERRED MORTGAGE LOAN SCHEDULE

EXHIBIT B

CUSTODIAL ACCOUNT LETTER AGREEMENT

______________ __, ____

To:

(the “Depository”)

As Special Servicer under the Special Servicing Agreement, dated as of [AGREEDATE]  (the “Agreement”), we hereby authorize and request you to establish an account, as a Custodial Account pursuant to Section 3.03 of the Agreement, to be designated as “[SPECIAL SERVICER] in trust for [TRUSTEE], as Trustee for [SERIES NO.].”  All deposits in the account shall be subject to withdrawal therefrom by order signed by the Special Servicer.  This letter is submitted to you in duplicate.  Please execute and return one original to us.

[SPECIAL SERVICER]

Special Servicer

By:

Name:

Title:

Date:

The undersigned, as Depository, hereby certifies that the above described account has been established under Account Number __________, at the office of the Depository indicated above, and agrees to honor withdrawals on such account as provided above.

Depository

By:

Name:

Title:

Date:

EXHIBIT C

ESCROW ACCOUNT LETTER AGREEMENT

______________ ___, ____

To:

            (the “Depository”)

As Special Servicer under the Special Servicing Agreement, dated as of [AGREEDATE] (the “Agreement”), we hereby authorize and request you to establish an account, as an Escrow Account pursuant to Section 3.05 of the Agreement, to be designated as “[SPECIAL SERVICER] in trust for [TRUSTEE], as Trustee for [SERIES NO.].”  All deposits in the account shall be subject to withdrawal therefrom by order signed by the Special Servicer.  This letter is submitted to you in duplicate.  Please execute and return one original to us.

[SPECIAL SERVICER]

Special Servicer

By:

Name:

Title:

Date:

The undersigned, as Depository, hereby certifies that the above described account has been established under Account Number ______, at the office of the Depository indicated above, and agrees to honor withdrawals on such account as provided above.

Depository

By:

Name:

Title:

Date:

EXHIBIT D-1

FORM OF MONTHLY REMITTANCE ADVICE

FIELD NAME	DESCRIPTION	FORMAT
INVNUM	INVESTOR LOAN NUMBER	Number no decimals
SERVNUM	SERVICER LOAN NUMBER, REQUIRED	Number no decimals
BEGSCHEDBAL	BEGINNING SCHEDULED BALANCE FOR SCHED/SCHED	Number two decimals
BEGINNING TRAIL BALANCE FOR ACTUAL/ACTUAL,
REQUIRED
SCHEDPRIN	CHEDULED PRINCIPAL AMOUNT FOR SCHEDULED/SCHEDULED	Number two decimals
ACTUAL PRINCIPAL COLLECTED FOR ACTUAL/ACTUAL,
REQUIRED, .00 IF NO COLLECTIONS
CURT1	CURTAILMENT 1 AMOUNT, .00 IF NOT APPLICABLE	Number two decimals
CURT1DATE	CURTAILMENT 1 DATE, BLANK IF NOT APPLICABLE	DD-MMM-YY
CURT1ADJ	CURTAILMENT 1 ADJUSTMENT, .00 IF NOT APPLICABLE	Number two decimals
CURT2	CURTAILMENT 2 AMOUNT, .00 IF NOT APPLICABLE	Number two decimals
CURT2DATE	CURTAILMENT 2 DATE, BLANK IF NOT APPLICABLE	DD-MMM-YY
CURT2ADJ	CURTAILMENT 2 ADJUSTMENT, .00 IF NOT APPLICABLE	Number two decimals
LIQPRIN	PAYOFF, LIQUIDATION PRINCIPAL, .00 IF NOT APPLICABLE	Number two decimals
OTHPRIN	OTHER PRINCIPAL, .00 IF NOT APPLICABLE	Number two decimals
PRINREMIT	TOTAL PRINCIPAL REMITTANCE AMOUNT, .00 IF NOT APPLICABLE	Number two decimals
INTREMIT	NET INTEREST REMIT, INCLUDE PAYOFF INTEREST,	Number two decimals
.00 IF NOT APPLICABLE
TOTREMIT	TOTAL REMITTANCE AMOUNT, .00 IF NOT APPLICABLE	Number two decimals
ENDSCHEDBAL	ENDING SCHEDULED BALANCE FOR SCHEDULED/SCHEDULED	Number two decimals
ENDING TRIAL BALANCE FOR ACTUAL/ACTUAL
.00 IF PAIDOFF, LIQUIDATED OR FULL CHARGEOFF
ENDACTBAL	ENDING TRIAL BALANCE	Number two decimals
.00 IF PAIDOFF, LIQUIDATED OR FULL CHARGEOFF
ENDDUEDATE	ENDING ACTUAL DUE DATE, NOT LAST PAID INSTALLMENT	DD-MMM-YY
ACTCODE	60 IF PAIDOFF, BLANK IF NOT APPLICABLE	Number no decimals
ACTDATE	ACTUAL PAYOFF DATE, BLANK IF NOT APPLICABLE	DD-MMM-YY
INTRATE	INTEREST RATE, REQUIRED	Number seven decimals
Example .0700000 for 7.00%
SFRATE	SERVICE FEE RATE, REQUIRED	Number seven decimals
Example .0025000 for .25%
PTRATE	PASS THRU RATE, REQUIRED	Number seven decimals
Example .0675000 for 6.75%
PIPMT	P&I CONSTANT, REQUIRED .00 IF PAIDOFF	Number two decimals

EXHIBIT D-2

STANDARD LAYOUT FOR MONTHLY DEFAULTED LOAN REPORT

Data Field	Format	Data Description
% of MI coverage	NUMBER(6,5)	The percent of coverage provided by the PMI company in the event of loss on a defaulted loan.
Actual MI claim filed date	DATE(MM/DD/YYYY)	Actual date that the claim was submitted to the PMI company.
Actual bankruptcy start date	DATE(MM/DD/YYYY)	Actual date that the bankruptcy petition is filed with the court.
Actual MI claim amount filed	NUMBER(15,2)	The amount of the claim that was filed by the servicer with the PMI company.
Actual discharge date	DATE(MM/DD/YYYY)	Actual date that the Discharge Order is entered in the bankruptcy docket.
Actual due date	DATE(MM/DD/YYYY)	Actual due date of the next outstanding payment amount due from the mortgagor.
Actual eviction complete date	DATE(MM/DD/YYYY)	Actual date that the eviction proceedings are completed by local counsel.
Actual eviction start date	DATE(MM/DD/YYYY)	Actual date that the eviction proceedings are commenced by local counsel.
Actual first legal date	DATE(MM/DD/YYYY)	Actual date that foreclosure counsel filed the first legal action as defined by state statute.
Actual redemption end date	DATE(MM/DD/YYYY)	Actual date that the foreclosure redemption period expires.
Bankruptcy chapter	VARCHAR2(2) 7= Chapter 7 filed 11= Chapter 11 filed 12= Chapter 12 filed 13= Chapter 13 filed	Chapter of bankruptcy filed.
Bankruptcy flag	VARCHAR2(2) Y=Active Bankruptcy N=No Active Bankruptcy	Servicer defined indicator that identifies that the property is an asset in an active bankruptcy case.
Bankruptcy Case Number	VARCHAR2(15)	The court assigned case number of the bankruptcy filed by a party with interest in the property.
MI claim amount paid	NUMBER(15,2)	The amount paid to the servicer by the PMI company as a result of submitting an MI claim.
MI claim funds received date	DATE(MM/DD/YYYY)	Actual date that funds were received from the PMI company as a result of transmitting an MI claim.
Current loan amount	NUMBER(10,2)	Current unpaid principal balance of the loan as of the date of reporting to Aurora Master Servicing.
Date FC sale scheduled	DATE(MM/DD/YYYY)	Date that the foreclosure sale is scheduled to be held.
Date relief/dismissal granted	DATE(MM/DD/YYYY)	Actual date that the dismissal or relief from stay order is entered by the bankruptcy court.
Date REO offer accepted	DATE(MM/DD/YYYY)	Actual date of acceptance of an REO offer.
Date REO offer received	DATE(MM/DD/YYYY)	Actual date of receipt of an REO offer.
Delinquency value	NUMBER(10,2)	Value obtained typically from a BPO prior to foreclosure referral not related to loss mitigation activity.
Delinquency value source	VARCHAR2(15) BPO= Broker's Price Opinion Appraisal=Appraisal	Name of vendor or management company that provided the delinquency valuation amount.
Delinquency value date	DATE(MM/DD/YYYY)	Date that the delinquency valuation amount was completed by vendor or property management company.
Delinquency flag	VARCHAR2(2) Y= 90+ delinq. Not in FC, Bky or Loss mit N=Less than 90 days delinquent	Servicer defined indicator that indentifies that the loan is delinquent but is not involved in loss mitigation, foreclosure, bankruptcy or REO.
Foreclosure flag	VARCHAR2(2) Y=Active foreclosure N=No active foreclosure	Servicer defined indicator that identifies that the loan is involved in foreclosure proceedings.
Corporate expense balance	NUMBER(10,2)

Total of all cumulative expenses advanced by the servicer for non-escrow expenses such as but not limited to: FC fees and costs, bankruptcy fees and costs, property preservation and property inspections.

Foreclosure attorney referral date	DATE(MM/DD/YYYY)	Actual date that the loan was referred to local counsel to begin foreclosure proceedings.
Foreclosure valuation amount	NUMBER(15,2)	Value obtained during the foreclosure process. Usually as a result of a BPO and typically used to calculate the bid.
Foreclosure valuation date	DATE(MM/DD/YYYY)	Date that foreclosure valuation amount was completed by vendor or property management company.
Foreclosure valuation source	VARCHAR2(80) BPO= Broker's Price Opinion Appraisal=Appraisal	Name of vendor or management company that provided the foreclosure valuation amount.
FHA 27011A transmitted date	DATE(MM/DD/YYYY)	Actual date that the FHA 27011A claim was submitted to HUD.
FHA 27011 B transmitted date	DATE(MM/DD/YYYY)	Actual date that the FHA 27011B claim was submitted to HUD.
VA LGC/ FHA Case number	VARCHAR2(15)

Number that is assigned individually to the loan by either HUD or VA at the time of origination.  The number is located on the Loan Guarantee Certificate (LGC) or the Mortgage Insurance Certificate (MIC).

FHA Part A funds received date	DATE(MM/DD/YYYY)	Actual date that funds were received from HUD as a result of transmitting the 27011A claim.
Foreclosure actual sale date	DATE(MM/DD/YYYY)	Actual date that the foreclosure sale was held.
Servicer loan number	VARCHAR2(15)	Individual number that uniquely identifies loan as defined by servicer.
Loan type	VARCHAR2(2) 1=FHA Residential 2=VA Residential 3=Conventional w/o PMI 4=Commercial 5=FHA Project 6=Conventional w/PMI 7=HUD 235/265 8=Daily Simple Interest Loan 9=Farm Loan U=Unknown S=Sub prime	Type of loan being serviced generally defined by the existence of certain types of insurance. (ie: FHA, VA, conventional insured, conventional uninsured, SBA, etc.)
Loss mit approval date	DATE(MM/DD/YYYY)	The date determined that the servicer and mortgagor agree to pursue a defined loss mitigation alternative.
Loss mit flag	VARCHAR2(2) Y= Active loss mitigation N=No active loss mitigation	Servicer defined indicator that identifies that the loan is involved in completing aloss mitigation alternative.
Loss mit removal date	DATE(MM/DD/YYYY)	The date that the mortgagor is denied loss mitigation alternatives or the date that the loss mitigation alternative is completed resulting in a current or liquidated loan.
Loss mit type	VARCHAR2(2) L= Loss Mitigation LT=Ligitation pending NP=Pending non-performing sale CH= Charge off DI= Deed in lieu FB= Forbearance plan MO=Modification PC=Partial claim SH=Short sale VA=VA refunding	The defined loss mitigation alternative identified on the loss mit approval date.
Loss mit value	NUMBER(10,2)	Value obtained typically from a BPO prior to foreclosure sale intended to aid in the completion of loss mitigation activity.
Loss mit value date	DATE(MM/DD/YYYY)	Name of vendor or management company that provided the loss mitigation valuation amount.
Loss mit value source	VARCHAR2(15) BPO= Broker's Price Opinion Appraisal=Appraisal	Date that the lostt mitigation valuation amount was completed by vendor or property management company.
MI certificate number	VARCHAR2(15)	A number that is assigned individually to the loan by the PMI company at the time of origination. Similar to the VA LGC/FHA Case Number in purpose.
LPMI Cost	NUMBER(7,7)	The current premium paid to the PMI company for Lender Paid Mortgage Insurance.
Occupancy status	VARCHAR2(1) O=Owner occupied T=Tenant occupied U=Unknown V=Vacant	The most recent status of the property regarding who if anyone is occupying the property. Typically a result of a routine property inspection.
First Vacancydate/ Occupancy status date	DATE(MM/DD/YYYY)	The date that the most recent occupancy status was determined. Typically the date of the most recent property inspection.
Original loan amount	NUMBER(10,2)	Amount of the contractual obligations (ie: note and mortgage/deed of trust).
Original value amount	NUMBER(10,2)	Appraised value of property as of origination typically determined through the appraisal process.
Origination date	DATE(MM/DD/YYYY)	Date that the contractual obligations (ie: note and mortgage/deed of trust) of the mortgagor was executed.
FHA Part B funds received date	DATE(MM/DD/YYYY)	Actual date that funds were received fro HUD as a result of transmitting the 27011B claim.
Post petition due date	DATE(MM/DD/YYYY)	The post petition due date of a loan involved in a chapter 13 bankruptcy.
Property condition	VARCHAR2(2) 1= Excellent 2=Good 3=Average 4=Fair 5=Poor 6=Very poor	Physical condition of the property as most recently reported to the servicer by vendor or property management company.
Property type

VARCHAR2(2)                 1=Single family                            2=Town house

3=Condo                            4=Multifamily                               5=Other

6=Prefabricated                  B=Commercial                             C=Land only

7=Mobile home                  U=Unknown                                 D=Farm

A=Church                          P=PUD                                          R=Row house

O=Co-op                            M=Manufactured housing            24= 2-4 family

CT=Condotel                     MU=Mixed use

Type of property secured by mortgage such as: single family, 2-4 unit, etc.
Reason for default

VARCHAR2(3)          001=Death of principal mtgr    02=Illness of principal mtgr

003=Illness of mtgr's family member       004=Death of mtgr's family member

005=Marital difficulties                             006=Curtailment of income

007=Excessive obligations                        008=Abandonment of property

009=Distant employee transfer                 011=Property problem

012=Inability to sell property                    013=Inability to rent property

014=Military service                                 015=Other

016=Unemployment                                  017=Business failure

019=Casualty loss                                     022=Energy-Environment costs

023= Servicing problems                          026= Payment adjustment

027=Payment dispute                                029=Transfer ownership pending

030=Fraud                                                 031=Unable to contact borrower

INC=Incarceration

Cause of delinquency as identified by mortgagor.
REO repaired value	NUMBER(10,2)	The projected value of the property that is adjusted from the "as is" value assuming necessary repairs have been made to the property as determined by the vendor/property management company.
REO list price adjustment amount	NUMBER(15,2)	The most recent listing/pricing amount as updated by the servicer for REO properties.
REO list price adjustment date	DATE(MM/DD/YYYY)	The most recent date that the servicer advised the agent to make an adjustment to the REO listing price.
REO value (as is)	NUMBER(10,2)	The value of the property without making any repairs as determined by the vendor/property management copmany.
REO actual closing date	DATE(MM/DD/YYYY)	The actual date that the sale of the REO property closed escrow.
REO flag	VARCHAR2(7) Y=Active REO N=No active REO	Servicer defined indicator that identifies that the property is now Real Estate Owned.
REO original list date	DATE(MM/DD/YYYY)	The initial/first date that the property was listed with an agent as an REO.
REO original list price	NUMBER(15,2)	The initial/first price that was used to list the property with an agent as an REO.
REO net sales proceeds	NUMBER(10,2)	The actual REO sales price less closing costs paid. The net sales proceeds are identified within the HUD1 settlement statement.
REO sales price	NUMBER(10,2)	Actual sales price agreed upon by both the purchaser and servicer as documented on the HUD1 settlement statement.
REO scheduled close date	DATE(MM/DD/YYYY)	The date that the sale of the REO property is scheduled to close escrow.
REO value date	DATE(MM/DD/YYYY)	Date that the vendor or management company completed the valuation of the property resulting in the REO value (as is).
REO value source	VARCHAR2(15) BPO= Broker's Price Opinion Appraisal=Appraisal	Name of vendor or management company that provided the REO value (as is).
Repay first due date	DATE(MM/DD/YYYY)	The due date of the first scheduled payment due under a forbearance or repayment plan agreed to by both the mortgagor and servicer.
Repay next due date	DATE(MM/DD/YYYY)	The due date of the next outstanding payment due under a forbearance or repayment plan agreed to by both the mortgagor and servicer.
Repay plan broken/reinstated/closed date	DATE(MM/DD/YYYY)	The servicer defined date upon which the servicer considers that the plan is no longer in effect as a result of plan completion or mortgagor's failure to remit payments as scheduled.
Repay plan created date	DATE(MM/DD/YYYY)	The date that both the mortgagor and servicer agree to the terms of a forebearance or repayment plan.
SBO loan number	NUMBER(9)	Individual number that uniquely identifies loan as defined by Aurora Master Servicing.
Escrow balance/advance balance	NUMBER(10,2)	The positive or negative account balance that is dedicated to payment of hazard insurance, property taxes, MI, etc. (escrow items only)
Title approval letter received date	DATE(MM/DD/YYYY)	The actual date that the title approval was received as set forth in the HUD title approval letter.
Title package HUD/VA date	DATE(MM/DD/YYYY)	The actual date that the title package was submitted to either HUD or VA.
VA claim funds received date	DATE(MM/DD/YYYY)	The actual date that funds were received by the servicer from the VA for the expense claim submitted by the servicer.
VA claim submitted date	DATE(MM/DD/YYYY)	The actual date that the expense claim was submitted by the servicer to the VA.
VA first funds received amount	NUMBER(15,2)	The amount of funds received by the servicer from VA as a result of the specified bid.
VA first funds received date	DATE(MM/DD/YYYY)	The date that the funds from the specified bid were received by the servicer from the VA.
VA NOE submitted date	DATE(MM/DD/YYYY)	Actual date that the Notice of Election to Convey was submitted to the VA.
Zip Code	VARCHAR2(5)	US postal zip code that corresponds to property location.
FNMA Delinquency status code

VARCHAR2(3)            09=Forbearance                    17=Preforeclosure sale

24=Drug seizure           26=Refinance                        27=Assumption

28=Modification           29=Charge-off                       30=Third-party sale

31=Probate                    32=Military indulgence        43=Foreclosure

44=Deed-in-lieu            49=Assignment                     61=Second lien considerations

62=VA no-bid               63=VA Refund                     64=VA Buydown

65=Ch. 7 bankruptcy    66=Ch. 11 bankruptcy           67=Ch. 13 bankruptcy

The code that is electronically reported to FNMA by the servicer that reflects the current defaulted status of a loan. (ie: 65, 67, 43 or 44)
FNMA delinquency reason code

VARCHAR2(3)       001=Death of principal mtgr      002=Illness of principal mtgr

003=Illness of mtgr's family member       004=Death of mtgr's family member

005=Marital difficulties                             006=Curtailment of income

007=Excessive obligations                        008=Abandonment of property

009=Distant employee transfer                 011=Property problem

012=Inability to sell property                    013=Inability to rent property

014=Military service                                 015=Other

016=Unemployment                                  017=Business failure

019=Casualty loss`                                    022=Energy-Environment costs

023= Servicing problems                          026= Payment adjustment

027=Payment dispute                                029=Transfer ownership pending

030=Fraud                                                 031=Unable to contact borrower

INC=Incarceration

The code that is electronically reported to FNMA by the servicer that describes the circumstance that appears to be the primary contributing factor to the delinquency.
Suspense balance	NUMBER(10,2)	Money submitted to the servicer, credited to the mortgagor's account but not allocated to principal, interest, escrow, etc.
Restricted escrow balance	NUMBER(10,2)	Money held in escrow by the mortgage company through completion of repairs to property.
Investor number	NUMBER (10,2)	Unique number assigned to a group of loans in the servicing system.

EXHIBIT E

[SERIES NO.] TRUST AGREEMENT

EXHIBIT F

RESERVED

EXHIBIT G

FORM OF CERTIFICATION

Aurora Loan Services LLC

327 Inverness Drive South, 3rd Floor

Englewood, Colorado  80112

Attention:  Master Servicing Division

[Sarbanes Certifying Party]

                        Re:       [SERIES NO.]

                        I, [identify the certifying individual] of [SPECIAL SERVICER] (the “Special Servicer”), certify to [identify the company submitting to SEC], and its officers, directors and affiliates (in its role as [identify role] the “Sarbanes Certifying Party”), and with the knowledge and intent that they will rely upon this certification, that:

                        1.         I have reviewed the information provided to the Master Servicer by the Special Servicer pursuant to the Special Servicing Agreement and information correctly derived by the Master Servicer and/or Trustee from such information and which is used in connection in the annual report on Form 10-K for the fiscal year [___] and on all reports on Form 8-K filed in respect of periods included in the year covered by that annual report relating to the Trust Fund (the “Servicing Information”);

                        2.         Based on my knowledge, the Servicing Information in these reports, taken as a whole, does not contain any untrue statement of a material fact;

                        3.         Based on my knowledge, the Servicing Information is correct;

                        4.         I am responsible for reviewing the activities performed by the Special Servicer under the Special Servicing Agreement and based upon the annual compliance review required under the Special Servicing Agreement, and except as disclosed by written notice to the Seller and the Master Servicer or in the annual compliance statement or certified public accountant’s report required to be delivered to the Seller and the Master Servicer under the Special Servicing Agreement, the Special Servicer has fulfilled its obligations under the Special Servicing Agreement; and

                        5.         The Special Servicer has disclosed to its certified public accountants and the Master Servicer all significant deficiencies relating to the Special Servicer’s compliance with the minimum servicing standards in accordance with a review conducted in compliance with the Uniform Single Attestation Program for Mortgage Bankers or similar procedure, as set forth in the Special Servicing Agreement.

                        Capitalized terms used but not defined herein have the meanings ascribed to them in the Special Servicing Agreement, dated [AGREEDATE] (the “Special Servicing Agreement”), by and among Lehman Brothers Holdings Inc., the Special Servicer and Aurora Loan Services LLC, and acknowledged by [TRUSTEE], as Trustee.

                                                                        [SPECIAL SERVICER]

                                                                        By:

                                                                        Name:

                                                                        Title:

                                                                        Date:

EXHIBIT H

FORM OF POWER OF ATTORNEY

RECORDING REQUESTED BY

AND WHEN RECORDED MAIL TO:

[SPECIAL SERVICER]

[ADDRESS]

LIMITED POWER OF ATTORNEY

            This Limited Power of Attorney is made as of _____________ by _________________, having an office at _________________________________ (“Grantee”), in favor of [SPECIAL SERVICER], a [ENTITY] having an office at [ADDRESS] (“Special Servicer”).

            WHEREAS, [TRUSTEE] (“Trustee”)[IF TRUSTEE IS NOT THE GRANTEE][Grantee] has acknowledged that certain Special Servicing Agreement dated as of [DATE] (the “Special Servicing Agreement”), by and among the Special Servicer, Aurora Loan Services LLC and Lehman Brothers Holdings Inc., pursuant to which Special Servicer agreed to certain terms governing the servicing of certain mortgage loans (“Transferred Mortgage Loans”) by Special Servicer on behalf of [Trustee][Grantee]; and

            WHEREAS, Grantee[, Trustee] and Special Servicer desire that Grantee execute and deliver this Limited Power of Attorney in order to facilitate the servicing of the Transferred Mortgage Loans by Special Servicer; and

NOW THEREFORE, Grantee does hereby appoint, subject to and in accordance with the Special Servicing Agreement, Special Servicer, as its attorney-in-fact, in its name, place and stead, in connection with all mortgage loans and REO properties subject to the terms of the Agreement for the purpose of performing all acts and executing all documents in the name of the [Trustee][Grantee] as may be customarily and reasonably necessary and appropriate to effectuate the following enumerated transactions in respect of any of the mortgages or deeds of trust (the “Mortgages” and the “Deeds of Trust” respectively) and promissory notes secured thereby (the “Mortgage Notes”) for which [Trustee][Grantee] is the owner (whether the undersigned is named therein as mortgagee or beneficiary or has become mortgagee by virtue of endorsement of the Mortgage Note secured by any such Mortgage or Deed of Trust) and for which the Special Servicer is performing sub-servicing activities all subject to the terms of the Special Servicing Agreement.

[STRIKE ALL PARAGRAPHS BELOW WHICH DO NOT APPLY]

This appointment shall apply to the following enumerated transactions only:

1.         The modification or rerecording of a Mortgage or Deed of Trust, where said modification or rerecording is for the purpose of correcting the Mortgage or Deed of Trust to conform same to the original intent of the parties thereto or to correct title errors discovered after such title insurance was issued and said modification or rerecording, in either instance, does not adversely affect the lien of the Mortgage or Deed of Trust as insured.

2.         The subordination of the lien of a Mortgage or Deed of Trust to an easement in favor of a public utility company of a United States governmental agency or unit with powers of eminent domain; this section shall include, without limitation, the execution of partial satisfactions/releases, partial reconveyances or the execution or requests to trustees to accomplish same.

3.         The conveyance of the properties to the mortgage insurer, or the closing of the title to the property to be acquired as real estate owned, or conveyance of title to real estate owned.

4.         The completion of loan assumption agreements.

5.         The full satisfaction/release of a Mortgage or Deed of Trust or full conveyance upon payment and discharge of all sums secured thereby, including, without limitation, cancellation of the related Mortgage Note.

6.         The assignment of any Mortgage or Deed of Trust and the related Mortgage Note, in connection with the repurchase of the mortgage loan secured and evidenced thereby.

7.         The full assignment of a Mortgage or Deed of Trust upon payment and discharge of all sums secured thereby in conjunction with the refinancing thereof, including, without limitation, the assignment of the related Mortgage Note.

8.         With respect to a Mortgage or Deed of Trust, the foreclosure, the taking of a deed in lieu of foreclosure, or the completion of judicial or non-judicial foreclosure or termination, cancellation or rescission of any such foreclosure, including, without limitation, any and all of the following acts:

a.          the substitution of trustee(s) serving under a Deed of Trust, in accordance with state law and the Deed of Trust;

b.         the preparation and issuance of statements of breach or non-performance;

c.          the preparation and filing of notices of default and/or notices of sale

d.         the cancellation/rescission of notices of default and/or notices of sale;

e.          the taking of a deed in lieu of foreclosure; and

f.          the preparation and execution of such other documents and performance such other actions as may be necessary under the terms of the Mortgage, Deed of Trust or state law to expeditiously complete said transactions in paragraphs 8(a) through 8(e), above.

            The undersigned gives said Attorney-in-Fact full power and authority to execute such instruments and to do and perform all and every act and thing necessary and proper to carry into effect the power or powers granted by or under this Limited Power of Attorney, each subject to the terms and conditions set forth in the Agreement and in accordance with the standard of care set forth in the Agreement as fully as the undersigned might or could do, and hereby does ratify and confirm to all that said Attorney-in-Fact shall lawfully do or cause to be done by authority hereof.  This Limited Power of Attorney shall be effective as of ____________ ___, _____, and shall terminate on _____________ ___, _______.

            Third parties without actual notice may rely upon the exercise of the power granted under this Limited Power of Attorney; and may be satisfied that this Limited Power of Attorney shall continue in full force and effect until ____________ ____, _____ and has not been revoked unless an instrument of revocation has been made in writing by the undersigned.

IN WITNESS WHEREOF, the Grantee has caused its corporate seal to be hereto affixed and these presents to be signed and acknowledged in its name and behalf by ____________, its duly elected and authorized ______________ this ___ day of ____________, _____.

                                                                        [GRANTEE]

                                                                  By:

                                                                  Name:

                                                                  Title:

STATE OF __________________

COUNTY OF ________________

On ____________ __, _____, before me, the undersigned, a Notary Public in and for said state, personally appeared _______________ of _________________________, personally known to me to be the person whose name is subscribed to the within instrument and acknowledged to me that [she/he] executed that same in [her/his] authorized capacity, and that by [her/his] signature on the instrument the entity upon behalf of which the person acted and executed the instrument.

WITNESS my hand and official seal.

                                                                        (SEAL)

Notary Public

EXHIBIT I

TRANSFER INSTRUCTIONS

I.    CONVERSION DATA

Conversion data can be supplied in 3 formats:

A.         Electronic conversion

1.         If it is determined that this type of conversion is advantageous to both parties the format (Microsoft Excel) will be furnished.

2.         Preliminary Mortgage Loan data should be provided by the 12th Business Day of each month for the related Servicing Transfer Date.

3.         Final data should be provided within 2 Business Days after the related Servicing Transfer Date.

4.         A trial balance must be provided for both preliminary and final.

B.         Tape to Tape conversion

If it is determined that this type of conversion is advantageous to both parties the details will be mutually agreed to by the Prior Servicer and the Special Servicer.

Preliminary tape should be provided by the 12th Business Day of each month for the related Servicing Transfer Date.

Final data tape should be provided within  three Business Days  after the related Servicing Transfer Date.

A trial balance must be provided for both preliminary and final.

II.   HOMEOWNER NOTIFICATION

A.         The mortgagor notification (good-bye letter) must be mailed by the close of business on the 10th Business Day of the month for the related Servicing Transfer Date.  A copy of your good-bye letter must be faxed to the Loan Transfer Dept.  (fax number [FAX NUMBER]) for approval prior to mailing.

B.         Electronic file or hard copies of your mortgagor notification letters should be provided to LLS within 5 Business Days after the related Servicing Transfer Date.

C.         INFORMATION FOR NOTIFICATION LETTERS

Hours of operation:	[HOURS]
Customer Service Toll Free Number:	[TOLL FREE NUMBER]
Correspondence Address:	[SPECIAL SERVICER] [ADDRESS]
Payment Address:	[SPECIAL SERVICER] [ADDRESS]

III. HAZARD / FLOOD INSURANCE

A.         Available Hazard / Flood insurance policies or other proof of insurance will  be included as part of the Servicing File and identified with your loan number.

B.         Please request a change to the mortgagee clause as follows:

[SPECIAL SERVICER]

Its Successors or Assigns

[ADDRESS]

C.         Copies of the mortgagee clause change requests should be provided to LLS.

D.         Any unpaid policies, expiration notices, cancellation notices, loans with expired policies should be properly identified, sorted and marked for special handling.

E.         Individual loan insurance records showing payee (name and address), due dates, frequency of payment, next due date, last paid date and last paid amount should be provided in electronic format.

F.         Provide a list of loans under your “force place coverage” program.    When Aurora attained as the Prior Servicer, forced placed coverage will terminate as of the related Servicing Transfer Date.

G.         Insurance loss drafts should provide all documentation on the current status.

IV. FHA LOANS

A.         Provide a listing including the following items on FHA Loans with a monthly premium.

1.         Loan number

2.         FHA case number

3.         Anniversary date

4.         Annual premium

5.         Monthly amount

6.         Total MIP paid to date

7.         Next month the premium is due

B.         Provide a listing including the following items on FHA loans that the full premium was paid up front.

1.         Loan number

2.         FHA case number

3.         Insuring date

4.         Amount of prepaid premium

C.         Provide a listing of all FHA Uninsured loans.

D.         Provide a listing of all FHA 235 loans.

E.         Provide your HUD ID#.

F.         When possible, electronic HUD Form 92080 should be completed and submitted to HUD with LLS’ HUD mortgagee number (72313).

V.   CONVENTIONAL LOANS

A.         Individual mortgage loan MI certificates are to be maintained in the custodial file held by the applicable Custodian.  To the extent a copy of such MI certificate is maintained as part of the Servicing File, it will be provided.

B.         Provide copies of the notification to the PMI companies requesting a change of servicer to LLS.  No MI coverage is to be cancelled by the Prior Servicer.

C.         Listing of all loans with PMI to include:

1.         Loan number

2.         PMI company

3.         PMI certificate number

4.         Next due date

5.         Last amount paid

6.         Indicate lender or borrower paid (a separate data file or report may be provided for loans with lender paid premiums.

7.         Percentage of Coverage

D.         Homeowner Protection Act of 1998.

1.         Loans originated after July 29, 1999: Provide copies of original disclosure notice produced at origination of loan. *

2.         Loans originated prior to July 29, 1999: Provide the annual disclosure notices supplied to borrowers.*

*  These are to be provided to the extent available in the Servicing File.

E.         Listing of loans that have Pool Insurance. If loan has Pool Insurance supply name, address and phone number of mortgage insurance company.

F.         Listing of loans that have Pool Insurance and private mortgage insurance.

VI. REAL ESTATE TAXES

A.         Individual loan tax records showing payee (name and address), due dates, frequency of payment, next due date, last paid date and last paid amount along with tax contract numbers and vendor information should be provided in electronic format.

B.         As Prior Servicer, Aurora is to notify First American of the transfer of servicing and the related tax service contracts along with the request for a change of servicer to LLS under the following vendor numbers (Transamerica-2489, First American-56353, Lereta-65000, Fidelity-2059).

C.         All property taxes for which tax bills have been released, received and that are due and payable should be paid prior to the related Servicing Transfer Date.

D.         Provide a listing of any loans with known delinquent taxes containing the pertinent information as of the related Servicing Transfer Date.

VII.      OPTIONAL INSURANCE

A.         Only prepaid optional insurance should be provided to LLS.

B.         All prepaid optional insurance should include the following information.

1.         Loan number

2.         Insurance company

3.         Type of coverage

4.         Policy Number

5.         Coverage Amount

6.         Policy Effective Date

7.         Premium Amount

8.         Expiration Date

C.         Copies of the notification sent to the insurance companies.

VIII.     INVESTOR REPORTS

A.         Copy of the final remittance report to the investor including a trial balance as of cut-off date.

B.         Provide a list of all simple interest loans.

C.         Provide a list of all loans currently on ACH Draft. The borrower to be notified that their ACH Draft will be discontinued in your good bye letter.

IX.       CORPORATE ADVANCES

A.         Provide list of all loans with corporate advances.

B.         Back-up documentation must be supplied for any loan with a corporate advance.  The documentation must balance to the advance amount and must be furnished in an electronic format within five Business Days of the related Servicing Transfer Date.

C.         Back-up documentation must be received within five Business Days of the related Servicing Transfer Date .

X.         MERS DATA

A.         All MERS loans must be moved to correct ORG ID to coincide with transfer.

B.         The batch number must be supplied to Litton.

C.         The MIN number must be supplied for each loan transferred on MERS.

XI.       PAYOFFS

A.         Provide a list of loans that have prepayment penalty provisions in the mortgage.

B.         Loan level prepayment penalty information must be provided on any loan with a prepayment penalty.  This information should be provided in an electronic file or hard copy.

C.         Unprocessed payoff funds should be accompanied by a copy of the payoff quotation.

D.         Information should be furnished on any issued and unexpired  payoff statements or assumptions in process.

E.         Information on any incomplete partial release should be provided.

XII.      ADJUSTABLE RATE MORTGAGES / GPM / BUYDOWNS / BALLOONS

A.         To the extent available to the Prior Servicer, provide individual loan historical rate and P&I changes.

B.         ARM provisions for each loan within the portfolio

C.         Provide list of ARM Plans and definitions.

D.         Provide a list of loans that are step rate and/or GPM mortgages with status of account.

E.         Provide a list of loans that are buydowns with status of account.

F.         Provide a list of balloon loans, their maturity dates, amortization term and if they have a convertible option.  If a loan has reached its maturity date prior to conversion furnish the current status.

G.         Provide a list of loans that are Soldiers and Sailors and supporting documentation as required by the servicing agreements.

XIII.     FORECLOSURES

A.         A list of contact people for the Foreclosure, Claims and Bankruptcy area needs to be provided to Litton.

B.         A listing of loans in foreclosure as provided by the MSP servicing release workstation within three Business Days of the related Servicing Transfer Date

C.         Name and address listing of foreclosure attorneys report should be provided electronically (or the transfer of servicing must be reported to the applicable foreclosure attorneys) within 3 Business Days of the related Servicing Transfer Date.

D.         Listing of any loans pending a Refunding to the Va., HUD Assignment, approved Dil, Presale or Partial Claim/ Preliminary report should be provided within 3 Business Days of the related Servicing Transfer Date.

E.         Listing of any loan currently in non-foreclosure and non-bankruptcy related litigation to be provided within three Business Days of the related Servicing Transfer Date.

F.         Listing of all loans with escrow advances.

G.         Report of delinquent loans 120 days or older that are not active in foreclosure and or bankruptcy.  Copies of breach letters will be provided as part of the Servicing File.

H.         Vendor invoices received by the Prior Servicer at least one Business Day prior to the related Servicing Transfer Date are paid by the Prior Servicer.

I.          Report of any loans on a stipulation or payment agreement and a copy of the executed agreement to be included in the Servicing File.

J.          The name of the beneficiary they are used for foreclosures.

K.         Files for foreclosures, bankruptcies, claims, breached loans, repayment plans and active loss mitigation accounts must be sorted and identified separately by marking the front of the file or boxing separately.

L.         Trailing correspondence should be sent weekly with the exception of checks or money orders which should be forwarded daily for the first 60 days following the related Servicing Transfer Date.  Thereafter, the Prior Servicer is to return all such received payments to the remitter(s)/borrower(s).

M.        Foreclosure files should be sent to the following address:

[SPECIAL SERVICER]

[ADDRESS]

XIV.    BANKRUPTCY

A.         Listing of loans active in bankruptcy, sorted by state, including the type of Chapter filed.  Aurora as Prior Servicer will provide the Bankruptcy Service Release report within 3 Business Days after the related Servicing Transfer Date.

B.         Listing showing names and address of the debtor’s attorney, Seller’s attorney and Bankruptcy Trustee.  A report should be provided within 3 Business Days of the related Servicing Transfer Date.

C.         Listing of pending relief of stays.

D.         Loan level listing of all loans with agreed orders or stipulation agreements with the current status on each of the cases.

E.         Copies of letters to bankruptcy attorney advising of the transfer.

F.         List of any cramdowns.

G.         Files should be sorted and clearly marked for special handling.

H.         Provide MSP service release workstation reports that reflect bankruptcy status for.

I.          Provide a status report that includes attorney’s name and phone number, chapter, case number, BK billing date, POC date, prepetition due date, post petition due date and motion status if filed as of the related Servicing Transfer Date.

J.          Bankruptcy files should be sent to the following address:

[SPECIAL SERVICER]

[ADDRESS]

XV.      LOSS MITIGATION

A.         Short Sale

1.         Recent Property Valuation

2.         Sales Contract

3.         HUD-1 Settlement Statement, estimated

4.         Realtor/Broker contact information

5.         Borrower financials

6.         Borrower hardship letter

7.         Approval letter (if approved and not closed prior to servicing transfer)

B.         Modification: A report should be provided within 3 Business Days of the related Servicing Transfer Date.

1.         Recent Property Valuation

2.         Title Search

3.         Modification Agreement or terms of Modification

4.         Document/Title co. contact information

5.         Borrower financials

6.         Borrower hardship letter

7.         Identification of any funds collected that remain unapplied or in suspense in conjunction with modification.

C.         Deed-in-Lieu of Foreclosure

1.         Recent Property Valuation

2.         Title Search

3.         D-I-L Agreement

4.         Document/Title co. contact information

5.         Borrower financials

6.         Borrower hardship letter

D.         Partial-Claims

1.         Borrower financials

2.         Borrower hardship letter

3.         HUD Insurance Certificate

4.         Identify prior partial claim filings if applicable

XVI.    OTHER

A.         Provide all loan history for Mortgage Loans to the related Servicing Transfer Date available on MSP.  Said loan histories are to be accompanied by an explanation of transaction codes.  History should be provided in an electronic file or hard copy. A report should be forwarded within 3 Business Days of the related Servicing Transfer Date.

B.         Provide MSP service release workstation reports for the latest escrow analysis.  An explanation of your analysis method (cushion, etc.) should also be provided.  Copies of earlier escrow analysis will be provided by the Prior Servicer on an as needed case-by-case basis.

C.         Provide the MSP service release workstation reports that reflects collection activity and pertinent electronically available information on delinquent loans along such as FICO scores, BPO values, extension data and payment plan data.  A report should be forwarded within 3 Business Days of the related Servicing Transfer Date.  This information should be provided in an electronic file or hard copy.

D.         Your check for the escrow balances matching the cut-off trial balance.

E.         Your check for any unapplied funds and an indication as to how each unapplied payment should be applied.

F.         For the first 60 days following the related Servicing Transfer Date, . loan payments and/or payoff funds received after the cut-off should be endorsed to [SPECIAL SERVICER] and forwarded by overnight service to the following address within twenty-four hours, properly identified with your loan number.

[SPECIAL SERVICER]

[ADDRESS]

                     Thereafter, the Prior Servicer is to return all such received payments to the remitter(s)/borrower(s).

G.         Please ship the entire loan file (hard, microfiche or imaged) and all documents to LLS to be received by the fifth Business Day after the related Servicing Transfer Date. Provide electronic inventory ledger with servicing files to identify loans within each box.  Any information required to be provided prior to the related Servicing Transfer Date, such as preliminary trial balances and master file data records,  should be furnished by the 12th Business Day of the month of the related Servicing Transfer Date.  Any file sent to LLS that we will not be servicing will be returned via insured two day overnight express delivery to Aurora Loan Services, Attn: Records Management Department at the Scottsbluff, Nebraska address unless LLS is supplied with shipping instructions and method of payment.

All servicing files should be sent to:

[SPECIAL SERVICER]

[ADDRESS]

H.         All reports such as trial balances, master file data records, default information, histories, etc. should be sent to :

[SPECIAL SERVICER]

[ADDRESS]

I.          To the extent possible, all information required by these Transfer Instructions will be provided by or from the Fidelity MSP (f/k/a Alltel or CPI) servicing release workstation.

Remember it is your responsibility to furnish all required IRS reporting statements on these loans for the current year up to the related Servicing Transfer Date both to the mortgagors and to the appropriate government agencies.

Your cooperation in expediting this transfer is appreciated.  Should you or any member of your staff have any questions concerning this transfer, please feel free to call me or the appropriate individual listed below at [TOLL FREE NUMBER].

Contact	Department	Extension